UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03447

SEI Tax Exempt Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-676-1000

Date of fiscal year end: August 31, 2020

Date of reporting period: August 31, 2020

Item 1.	Reports to Stockholders.

August 31, 2020

ANNUAL REPORT

SEI Tax Exempt Trust

 Intermediate-Term Municipal Fund

 Short Duration Municipal Fund

 California Municipal Bond Fund

 Massachusetts Municipal Bond Fund

 New Jersey Municipal Bond Fund

 New York Municipal Bond Fund

 Pennsylvania Municipal Bond Fund

 Tax-Advantaged Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

August 31, 2020 (Unaudited)

To our shareholders:

The broad municipal bond (“muni”) market was higher, according to the Bloomberg Barclays US Municipal Bond Index, during the Funds’ reporting period—September 1, 2019, through August 31, 2020—gaining at the start of the period before the outbreak and rapid expansion of COVID-19 in the second half of the fiscal year interjected historical market volatility; the index rebounded to reach new highs before the period ended, despite many local governments facing big revenue declines. Financial-market conditions during the second half of the period reflected the economic impact of widespread lockdowns in the U.S., with unemployment climbing as high as 14.4%, a level not seen since the Great Depression. Two off-cycle moves by the Federal Reserve (“Fed”) in March 2020 brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support financial markets and, by extension, the economy.

Yields for AAA rated* municipals declined, with 10-year AAA municipal bonds within the Bloomberg Barclays US Municipal Bond Index establishing a record low yield of 0.58% in August. Relative to U.S. Treasurys, municipal bonds underperformed, especially on the short end of the curve where the flight-to-safety demand for Treasury bonds as the pandemic accelerated was strongest. Muni-market sector performance trends reversed from the previous reporting period, with revenue bonds (which tend to be riskier, as they are not supported by the issuing government’s ability to levy taxes) underperforming general obligation bonds. Pre-refunded bonds lagged as investors sought yield, and the shorter-duration profile of the sector limited returns.

From a credit-quality perspective, higher-quality investment-grade bonds generally outperformed lower-quality investment-grade bonds within the Bloomberg Barclays US Municipal Bond Index. High-yield muni bonds lagged during the period, as investors tended to stay away from riskier sectors most affected by the pandemic, such as travel and hospitality. On the supply side, muni issuance increased from the prior period on an average monthly basis, with most of the increase related to refundings. In the declining yield environment, demand for municipals remained robust, especially in high-tax states where the deduction cap made the tax exemption of municipals more attractive.

Within the Bloomberg Barclays U.S. Municipal Bond Index, AAA municipal bond yields fell less for longer maturities than shorter maturities, and yields for longer-term munis remained firmly above short-term yields. The Treasury curve began the reporting period inverted but steepened as yields for longer-term Treasurys rose back above shorter-term rates.

On behalf of SEI, I want to thank you for your confidence in the SEI Tax Exempt Trust. We are dedicated to helping our investors reach their long-term objectives, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

This commentary and the subsequent manager discussions of fund performance may contain the opinion of the manager regarding current market conditions, but should not be relied upon as research or investment advice and is for educational purposes only.

* Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

SEI Tax Exempt Trust / Annual Report / August 31, 2020	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2020 (Unaudited)

Intermediate-Term Municipal Fund

I. Objective

The STET Intermediate-Term Municipal Fund (the “Fund”) seeks to provide the highest level of income exempt from federal income tax consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with different investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of August 31, 2020: Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Macquarie”), Mellon Investments Corporation (“Mellon”) and Wellington Management Company LLP (“Wellington”).

III. Returns

For the full year ended August 31, 2020, the Intermediate-Term Municipal Fund, Class F, returned 2.46%. The Fund’s benchmark—the Bloomberg Barclays 3-15 Year Intermediate Municipal Blend Index, which tracks the performance of municipal bonds with remaining maturities between 3 and 15 years—returned 3.39%.

IV. Performance Discussion

The outbreak and rapid expansion of COVID-19 in the second half of the fiscal year interjected historical market volatility into the municipal bond market during the reporting period. Prior to late February, muni bonds experienced nearly a year of inflows, narrowing credit spreads, and positive performance. As noted in the shareholder letter, AAA municipal yields established record low yields in early March before concerns about the lasting economic impact of the virus increased dramatically and both state and local governments induced widespread lockdowns. Municipal yields rose approximately 200 basis points across the curve as market liquidity evaporated; investor uncertainty led to record fund redemptions, which further exacerbated the liquidity challenges. The Federal Reserve (“Fed”) moved swiftly to support financial markets by reducing the federal-funds rate to zero, began unlimited purchases of U.S. Treasury bonds, and launched several credit facilities to purchase corporate and municipal bonds. Over the remainder of the fiscal year, AAA municipal yields declined and returned to record low yields by the end of August. Short-term yields declined in greater magnitude than longer-term yields, in tandem with the Fed lowering the federal-funds rate. Relative to U.S. Treasurys, municipal bonds (as measured by the Bloomberg Barclays US Municipal Bond Index) underperformed, especially on the short end of the curve where the flight-to-safety demand for Treasury bonds was strongest.

While the municipal market recovered a large percentage of its losses, the recovery was uneven; higher-quality assets and essential service sectors rebounded quicker as investors remained uncertain about the recovery and loss of income and sales taxes due to shelter-in-place orders and social-distancing policies. BBB rated and below-investment-grade municipal bonds lagged AAA rated securities for the year. From a sector perspective, general obligation (“GO”) bonds produced the highest sector return, while revenue and prefunded bonds had the lowest sector return. Within the revenue sector, transportation bonds underperformed as utilization declined; travel restrictions resulted in a precipitous decline in airplane use, and a large segment of the population worked from home.

The initial Coronavirus Aid, Relief, and Economic Security Act—a $2.2 trillion economic stimulus bill in response to the economic impact of COVID-19—was passed in March and provided support to municipalities, which included airports and transit systems. Combined with large cash balances, the stimulus bill enabled many issuers to better navigate the crisis.

Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds over GO bonds subtracted during the fiscal year, especially within the transportation and hospital sectors. An overweight to BBB rated munis, which underperformed higher-quality municipal bonds, also detracted from relative returns. The Fund’s slightly longer duration posture was additive, while its flatter yield-curve positioning subtracted as the municipal yield curve steepened.

All three managers underperformed during the fiscal year. Macquarie detracted most and underperformed due to its overweight to revenue bonds, as well as an allocation to high-yield municipals and BBB rated securities. Mellon was also challenged by its overweight to BBB rated securities and revenue bonds. Wellington benefited from a more defensive credit posture heading into March, although the manager still underperformed due to its overweight to revenue bonds (particularly within transportation) and an allocation to high-yield municipals.

2	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Intermediate-Term Municipal Fund, Class F	2.46%	3.39%	3.32%	3.23%	4.64%

Intermediate-Term Municipal Fund, Class Y	2.72%	3.65%	3.60%	3.37%	4.69%

Bloomberg Barclays 3-15 Year Intermediate Municipal Blend Index[3]	3.39%	3.81%	3.68%	3.60%	5.25%

Comparison of Change in the Value of a $100,000 Investment in the Intermediate-Term Municipal Fund, Class F and Class Y, versus the Bloomberg Barclays 3-15 Year Intermediate Municipal Blend Index

1

For the year ended August 31, 2020. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning September 5, 1989. The Fund’s Class Y Shares commenced operations on May 1, 2015. For periods prior to May 1, 2015, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays 3-15 Year Intermediate Municipal Blend Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2020 (Unaudited)

Short Duration Municipal Fund

I. Objective

The STET Short Duration Municipal Fund (the “Fund”) seeks to provide a high level of income exempt from federal income tax consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with different investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of August 31, 2020: Neuberger Berman Investment Advisers LLC (“Neuberger”), Wells Capital Management, Inc. (“Wells”) and Western Asset Management Company (“Western”).

III. Returns

For the full year ended August 31, 2020, the Short Duration Municipal Fund, Class F, returned 1.69%. The Fund’s benchmark—the Bloomberg Barclays 1 Year Municipal Bond Index, which tracks the performance of municipal bonds with remaining maturities of approximately one year—returned 1.95%.

IV. Performance Discussion

The outbreak and rapid expansion of COVID-19 in the second half of the fiscal year interjected historical market volatility into the municipal bond market during the reporting period. Prior to late February, muni bonds experienced nearly a year of inflows, narrowing credit spreads, and positive performance. As noted in the shareholder letter, AAA municipal yields established record low yields in early March before concerns about the lasting economic impact of the virus increased dramatically and both state and local governments induced widespread lockdowns. Municipal yields rose approximately 200 basis points across the curve as market liquidity evaporated; investor uncertainty led to record fund redemptions, which further exacerbated the liquidity challenges. The Federal Reserve (“Fed”) moved swiftly to support financial markets by reducing the federal-funds rate to zero, began unlimited purchases of U.S. Treasury bonds, and launched several credit facilities to purchase corporate and municipal bonds. Over the remainder of the fiscal year, AAA municipal yields declined and returned to record low yields by the end of August. Short-term yields declined in greater magnitude than longer-term yields, in tandem with the Fed lowering the federal-funds rate. Relative to U.S. Treasurys, municipal bonds (as measured by the Bloomberg Barclays US Municipal Bond Index) underperformed, especially on the short end of the curve where the flight-to-safety demand for Treasury bonds was strongest.

While the municipal market recovered a large percentage of its losses, the recovery was uneven; higher-quality assets and essential service sectors rebounded quicker as investors remained uncertain about the recovery and loss of income and sales taxes due to shelter-in-place orders and social-distancing policies. BBB rated and below-investment-grade municipal bonds lagged AAA rated securities for the year. From a sector perspective, general obligation (“GO”) bonds produced the highest sector return, while revenue and prefunded bonds had the lowest sector return. Within the revenue sector, transportation bonds underperformed as utilization declined; travel restrictions resulted in a precipitous decline in airplane use, and a large segment of the population worked from home.

The initial Coronavirus Aid, Relief, and Economic Security Act—a $2.2 trillion economic stimulus bill in response to the economic impact of COVID-19—was passed in March and provided support to municipalities, which included airports and transit systems. Combined with large cash balances, the stimulus bill enabled many issuers to better navigate the crisis.

Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds subtracted during the fiscal year. An overweight to BBB rated munis, which underperformed higher-quality municipal bonds, also detracted from relative returns as uncertainty about the virus and the economy reopening drove elevated risk aversion. The Fund’s relative short-duration posture further challenged performance as municipal yields declined during the year. The Fund’s overweight to 3- and 5-year maturities was additive, as those maturities outperformed the 1-year bonds in the benchmark.

Western lagged and was challenged by its overweight to the underperforming transportation sector and a slightly shorter duration posture. Wells had a shorter duration posture that detracted as yields declined, along with an overweight to revenue bonds. Neuberger outperformed and benefited from its overweight to the multi-family housing sector and underweight to the transportation sector. Neuberger also moved duration slightly long of the benchmark in March as yields rose, which enhanced returns when yields again declined over the remainder of the year.

4	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Short Duration Municipal Fund, Class F	1.69%	1.45%	1.06%	0.86%	1.53%

Short Duration Municipal Fund, Class Y	1.85%	1.68%	1.30%	0.97%	1.60%

Bloomberg Barclays 1-Year Municipal Bond Index[3]	1.95%	1.74%	1.41%	1.12%	1.83%

Comparison of Change in the Value of a $100,000 Investment in the Short Duration Municipal Fund, Class F and Class Y, versus the Bloomberg Barclays 1-Year Municipal Bond Index

1

For the year ended August 31, 2020. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning November 13, 2003. The Fund’s Class Y Shares commenced operations on May 1, 2015. For periods prior to May 1, 2015, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays 1-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the short-term tax exempt bond market. The Index has four main sectors: general obligation, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2020 (Unaudited)

California Municipal Bond Fund

I. Objective

The STET California Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and California state income taxes consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisor as of August 31, 2020: Mellon Investments Corporation (“Mellon”).

III. Returns

For the full year ended August 31, 2020, the California Municipal Bond Fund, Class F, returned 2.39%. The Fund’s benchmark—the Bloomberg Barclays MF California Intermediate Municipal Index, which tracks the performance of California investment-grade municipal bonds—returned 3.71%

IV. Performance Discussion

The outbreak and rapid expansion of COVID-19 in the second half of the fiscal year interjected historical market volatility into the municipal bond market during the reporting period. Prior to late February, muni bonds experienced nearly a year of inflows, narrowing credit spreads, and positive performance. As noted in the shareholder letter, AAA municipal yields established record low yields in early March before concerns about the lasting economic impact of the virus increased dramatically and both state and local governments induced widespread lockdowns. Municipal yields rose approximately 200 basis points across the curve as market liquidity evaporated; investor uncertainty led to record fund redemptions, which further exacerbated the liquidity challenges. The Federal Reserve (Fed) moved swiftly to support financial markets by reducing the federal-funds rate to zero, began unlimited purchases of U.S. Treasury bonds, and launched several credit facilities to purchase corporate and municipal bonds. Over the remainder of the fiscal year, AAA municipal yields declined and returned to record low yields by the end of August. Short-term yields declined in greater magnitude than longer-term yields, in tandem with the Fed lowering the federal-funds rate. Relative to U.S. Treasurys, municipal bonds (as measured by the Bloomberg Barclays US Municipal Bond Index) underperformed, especially on the short end of the curve where the flight-to-safety demand for Treasury bonds was strongest.

While the municipal market recovered a large percentage of its losses, the recovery was uneven; higher-quality assets and essential service sectors rebounded quicker as investors remained uncertain about the recovery and loss of income and sales taxes due to shelter-in-place orders and social-distancing policies. BBB rated and below-investment-grade municipal bonds lagged AAA rated securities for the year. From a sector perspective, general obligation (“GO”) bonds produced the highest sector return, while revenue and prefunded bonds had the lowest sector return. Within the revenue sector, transportation bonds underperformed as utilization declined; travel restrictions resulted in a precipitous decline in airplane use, and a large segment of the population worked from home.

The initial Coronavirus Aid, Relief, and Economic Security Act—a $2.2 trillion economic stimulus bill in response to the economic impact of COVID-19—was passed in March and provided support to municipalities, which included airports and transit systems. Combined with large cash balances, the stimulus bill enabled many issuers to better navigate the crisis. While the COVID-19 pandemic led to a dramatic decrease in sales-tax revenues late during the fiscal year, California benefited from maintaining a rainy-day fund, which enabled the state to initially absorb the revenue decline. CA bonds managed to outperform the general market as most technology workers were able to work from home; the cap on state and local income-tax deductions also provided support to its municipal bonds, which helped to keep state GO spreads from widening.

Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds, particularly the healthcare sector, detracted from Fund returns during the fiscal year. The Fund’s underweight to state GO bonds also struggled. Within the revenue sector, an overweight to transportation bonds held back performance. A slightly longer duration posture benefited as yields declined during the fiscal period. An overweight to appropriated debt, which outperformed, was also additive.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

6	SEI Tax Exempt Trust / Annual Report / August 31, 2020

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

California Municipal Bond Fund, Class F	2.39%	2.71%	2.73%	2.82%	3.87%

California Municipal Bond Fund, Class Y	2.45%	2.83%	2.86%	2.88%	3.89%

Bloomberg Barclays MF California Intermediate Municipal Index[3]	3.71%	3.64%	3.45%	3.69%	4.60%

Comparison of Change in the Value of a $100,000 Investment in the California Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays MF California Intermediate Municipal Index

1

For the year ended August 31, 2020. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 19, 1998. The Fund’s Class Y Shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays MF California Intermediate Municipal Index is a subset of the Bloomberg Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of California and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2020 (Unaudited)

Massachusetts Municipal Bond Fund

I. Objective

The STET Massachusetts Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and Massachusetts state income taxes consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisor as of August 31, 2020: Mellon Investments Corporation (“Mellon”).

III. Returns

For the full year ended August 31, 2020, the Massachusetts Municipal Bond Fund, Class F, returned 2.79%. The Fund’s benchmark—the Bloomberg Barclays MF Massachusetts Intermediate Municipal Index, which tracks the performance of Massachusetts investment-grade municipal bonds —returned 4.18%.

IV. Performance Discussion

The outbreak and rapid expansion of COVID-19 in the second half of the fiscal year interjected historical market volatility into the municipal bond market during the reporting period. Prior to late February, muni bonds experienced nearly a year of inflows, narrowing credit spreads, and positive performance. As noted in the shareholder letter, AAA municipal yields established record low yields in early March before concerns about the lasting economic impact of the virus increased dramatically and both state and local governments induced widespread lockdowns. Municipal yields rose approximately 200 basis points across the curve as market liquidity evaporated; investor uncertainty led to record fund redemptions, which further exacerbated the liquidity challenges. The Federal Reserve (“Fed”) moved swiftly to support financial markets by reducing the federal-funds rate to zero, began unlimited purchases of U.S. Treasury bonds, and launched several credit facilities to purchase corporate and municipal bonds. Over the remainder of the fiscal year, AAA municipal yields declined and returned to record low yields by the end of August. Short-term yields declined in greater magnitude than longer-term yields, in tandem with the Fed lowering the federal-funds rate. Relative to U.S. Treasurys, municipal bonds (as measured by the Bloomberg Barclays US Municipal Bond Index) underperformed, especially on the short end of the curve where the flight-to-safety demand for Treasury bonds was strongest.

While the municipal market recovered a large percentage of its losses, the recovery was uneven; higher-quality assets and essential service sectors rebounded quicker as investors remained uncertain about the recovery and loss of income and sales taxes due to shelter-in-place orders and social-distancing policies. BBB rated and below-investment-grade municipal bonds lagged AAA rated securities for the year. From a sector perspective, general obligation (“GO”) bonds produced the highest sector return, while revenue and prefunded bonds had the lowest sector return. Within the revenue sector, transportation bonds underperformed as utilization declined; travel restrictions resulted in a precipitous decline in airplane use, and a large segment of the population worked from home.

The initial Coronavirus Aid, Relief, and Economic Security Act—a $2.2 trillion economic stimulus bill in response to the economic impact of COVID-19—was passed in March and provided support to municipalities within the state, which included airports and transit systems. Combined with large cash balances, the stimulus bill enabled many Massachusetts issuers to better navigate the crisis. While the COVID-19 pandemic led to a dramatic decrease in sales-tax revenues late during the fiscal year, Massachusetts benefited from maintaining a rainy-day fund, which enabled the state to initially absorb the revenue decline.

Consistent with the relative performance outlined in the shareholder letter, an overweight to BBB rated over higher-rated securities challenged Fund performance during the fiscal year. The Fund’s yield-curve flattening positioning detracted as the yield curve steepened. An overweight to revenue bonds also struggled, as did selection within the transportation sector. The Fund’s underweight to Commonwealth of Massachusetts bonds also struggled, as investors moved to higher-quality and more diverse credits. A slightly longer duration posture benefited as yields declined during the fiscal period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

8	SEI Tax Exempt Trust / Annual Report / August 31, 2020

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Massachusetts Municipal Bond Fund, Class F	2.79%	2.86%	2.83%	2.72%	3.87%

Massachusetts Municipal Bond Fund, Class Y	2.86%	3.01%	2.96%	2.79%	3.90%

Bloomberg Barclays MF Massachusetts Intermediate Municipal Index[3]	4.18%	3.71%	3.61%	3.59%	4.65%

Comparison of Change in the Value of a $100,000 Investment in the Massachusetts Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays MF Massachusetts Intermediate Municipal Index

1

For the year ended August 31, 2020. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 19, 1998. The Fund’s Class Y Shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays MF Massachusetts Intermediate Municipal Index is a subset of the Bloomberg Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Massachusetts and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2020 (Unaudited)

New Jersey Municipal Bond Fund

I. “Objective

The STET New Jersey Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and New Jersey state income taxes consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisor as of August 31, 2020: Mellon Investments Corporation (“Mellon”).

III. Returns

For the full year ended August 31, 2020, the New Jersey Municipal Bond Fund, Class F, returned 2.22%. The Fund’s benchmark—the Bloomberg Barclays 3-10 Year Intermediate Municipal Blend Index, which tracks the performance of municipal bonds with remaining maturities between 3 and 10 years—returned 3.39%.

IV. Performance Discussion

The outbreak and rapid expansion of COVID-19 in the second half of the fiscal year interjected historical market volatility into the municipal bond market during the reporting period. Prior to late February, muni bonds experienced nearly a year of inflows, narrowing credit spreads, and positive performance. As noted in the shareholder letter, AAA municipal yields established record low yields in early March before concerns about the lasting economic impact of the virus increased dramatically and both state and local governments induced widespread lockdowns. Municipal yields rose approximately 200 basis points across the curve as market liquidity evaporated; investor uncertainty led to record fund redemptions, which further exacerbated the liquidity challenges. The Federal Reserve (Fed) moved swiftly to support financial markets by reducing the federal-funds rate to zero, began unlimited purchases of U.S. Treasury bonds, and launched several credit facilities to purchase corporate and municipal bonds. Over the remainder of the fiscal year, AAA municipal yields declined and returned to record low yields by the end of August. Short-term yields declined in greater magnitude than longer-term yields, in tandem with the Fed lowering the federal-funds rate. Relative to U.S. Treasurys, municipal bonds (as measured by the Bloomberg Barclays US Municipal Bond Index) underperformed, especially on the short end of the curve where the flight-to-safety demand for Treasury bonds was strongest.

While the municipal market recovered a large percentage of its losses, the recovery was uneven; higher-quality assets and essential service sectors rebounded quicker as investors remained uncertain about the recovery and loss of income and sales taxes due to shelter-in-place orders and social-distancing policies. BBB rated and below-investment-grade municipal bonds lagged AAA rated securities for the year. From a sector perspective, general obligation (“GO”) bonds produced the highest sector return, while revenue and prefunded bonds had the lowest sector return. Within the revenue sector, transportation bonds underperformed as utilization declined; travel restrictions resulted in a precipitous decline in airplane use, and a large segment of the population worked from home.

Macroeconomic trends were the main drivers of performance for bonds in the state. The initial Coronavirus Aid, Relief, and Economic Security Act—a $2.2 trillion economic stimulus bill in response to the economic impact of COVID-19—was passed in March and provided support to municipalities within the state, which included airports and transit systems. Combined with large cash balances, the stimulus bill enabled many New Jersey issuers to better navigate the crisis.

Consistent with the relative performance outlined in the shareholder letter, an overweight to BBB rated over higher-rated securities challenged Fund performance during the fiscal year. The Fund’s yield-curve flattening positioning detracted as the yield curve steepened. An overweight to revenue bonds also struggled, as did selection within the transportation sector. The Fund’s underweight to State of New Jersey GO bonds detracted despite the state’s mounting pension and healthcare liabilities. Overall, NJ bonds underperformed the general market, although stable incomes for NJ residents in the highest tax brackets, along with limits on federal deductions, supported demand and helped mitigate underperformance. A slightly longer duration posture benefited as yields declined during the fiscal period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

10	SEI Tax Exempt Trust / Annual Report / August 31, 2020

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

New Jersey Municipal Bond Fund, Class F	2.22%	2.85%	2.93%	2.44%	3.51%

New Jersey Municipal Bond Fund, Class Y	2.38%	3.00%	3.07%	2.51%	3.55%

Bloomberg Barclays 3-10 Year Intermediate Municipal Blend Index[3]	3.39%	3.38%	3.25%	3.15%	4.22%

Comparison of Change in the Value of a $100,000 Investment in the New Jersey Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays 3-10 Year Intermediate Municipal Blend Index

1

For the year ended August 31, 2020. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 18, 1998. The Fund’s Class Y Shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays 3-10 Year Intermediate Municipal Blend Index is a rules-based, market value-weighted index engineered for the intermediate-term tax exempt investor. The Index is derived from a combination of the Bloomberg Barclays 3, 5, 7 and 10 year municipal Indices. These Indices have four main sectors: general obligation, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2020 (Unaudited)

New York Municipal Bond Fund

I. Objective

The STET New York Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and New York state and city income taxes consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisor as of August 31, 2020: Mellon Investments Corporation (“Mellon”).

III. Returns

For the full year ended August 31, 2020, the New York Municipal Bond Fund, Class F, returned 1.29%. The Fund’s benchmark—the Bloomberg Barclays MF New York Intermediate Municipal Index, which tracks the performance of New York investment-grade municipal bonds —returned 2.02%.

IV. Performance Discussion

The outbreak and rapid expansion of COVID-19 in the second half of the fiscal year interjected historical market volatility into the municipal bond market during the reporting period. Prior to late February, muni bonds experienced nearly a year of inflows, narrowing credit spreads, and positive performance. As noted in the shareholder letter, AAA municipal yields established record low yields in early March before concerns about the lasting economic impact of the virus increased dramatically and both state and local governments induced widespread lockdowns. Municipal yields rose approximately 200 basis points across the curve as market liquidity evaporated; investor uncertainty led to record fund redemptions, which further exacerbated the liquidity challenges. The Federal Reserve (Fed) moved swiftly to support financial markets by reducing the federal-funds rate to zero, began unlimited purchases of U.S. Treasury bonds, and launched several credit facilities to purchase corporate and municipal bonds. Over the remainder of the fiscal year, AAA municipal yields declined and returned to record low yields by the end of August. Short-term yields declined in greater magnitude than longer-term yields, in tandem with the Fed lowering the federal-funds rate. Relative to U.S. Treasurys, municipal bonds (as measured by the Bloomberg Barclays US Municipal Bond Index) underperformed, especially on the short end of the curve where the flight-to-safety demand for Treasury bonds was strongest.

While the municipal market recovered a large percentage of its losses, the recovery was uneven; higher-quality assets and essential service sectors rebounded quicker as investors remained uncertain about the recovery and loss of income and sales taxes due to shelter-in-place orders and social-distancing policies. BBB rated and below-investment-grade municipal bonds lagged AAA rated securities for the year. From a sector perspective, general obligation (“GO”) bonds produced the highest sector return, while revenue and prefunded bonds had the lowest sector return. Within the revenue sector, transportation bonds underperformed as utilization declined; travel restrictions resulted in a precipitous decline in airplane use, and a large segment of the population worked from home.

The initial Coronavirus Aid, Relief, and Economic Security Act—a $2.2 trillion economic stimulus bill in response to the economic impact of COVID-19—was passed in March and provided support to municipalities within the state, which included airports and transit systems. Combined with large cash balances, the stimulus bill enabled many New York issuers to better navigate the crisis. New York City’s transportation authority, the MTA, borrowed from the Federal Reserve’s Municipal Liquidity Facility during the quarter, providing the agency with much-needed funds.

Consistent with the relative performance outlined in the shareholder letter, an overweight to BBB rated over higher-rated securities challenged Fund performance during the fiscal year. Despite the economic challenges posed by the pandemic, the Fund’s underweight to New York City GO bonds detracted, as the cap on state and local tax deductions supported demand for tax-exempt securities and enabled credit-quality spreads to remain attractive. Selection within revenue bonds also struggled, as did selection within the transportation and healthcare sectors. A slightly longer duration posture benefited as yields declined during the fiscal period; the Fund’s overweight to maturities on the intermediate portion of the yield curve added as those bonds outperformed.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

12	SEI Tax Exempt Trust / Annual Report / August 31, 2020

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

New York Municipal Bond Fund, Class F	1.29%	2.28%	2.50%	2.40%	3.67%

New York Municipal Bond Fund, Class Y	1.44%	2.41%	2.62%	2.46%	3.70%

Bloomberg Barclays MF New York Intermediate Municipal Index[3]	2.02%	2.94%	3.09%	3.19%	4.42%

Comparison of Change in the Value of a $100,000 Investment in the New York Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays MF New York Intermediate Municipal Index

1

For the year ended August 31, 2020. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 18, 1998. The Fund’s Class Y Shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays MF New York Intermediate Municipal Index is a subset of the Bloomberg Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of New York and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2020 (Unaudited)

Pennsylvania Municipal Bond Fund

I. Objective

The STET Pennsylvania Municipal Bond Fund (the “Fund”) seeks to provide current income exempt from federal and Pennsylvania state income taxes consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisor as of August 31, 2020: Mellon Investments Corporation (“Mellon”).

III. Returns

For the full year ended August 31, 2020, the Pennsylvania Municipal Bond Fund, Class F, returned 3.18%. The Fund’s benchmark—the Bloomberg Barclays MF Pennsylvania Intermediate Municipal Index, which tracks the performance of Pennsylvania investment-grade municipal bonds —returned 3.85%.

IV. Performance Discussion

The outbreak and rapid expansion of COVID-19 in the second half of the fiscal year interjected historical market volatility into the municipal bond market during the reporting period. Prior to late February, muni bonds experienced nearly a year of inflows, narrowing credit spreads, and positive performance. As noted in the shareholder letter, AAA municipal yields established record low yields in early March before concerns about the lasting economic impact of the virus increased dramatically and both state and local governments induced widespread lockdowns. Municipal yields rose approximately 200 basis points across the curve as market liquidity evaporated; investor uncertainty led to record fund redemptions, which further exacerbated the liquidity challenges. The Federal Reserve (“Fed”) moved swiftly to support financial markets by reducing the federal-funds rate to zero, began unlimited purchases of U.S. Treasury bonds, and launched several credit facilities to purchase corporate and municipal bonds. Over the remainder of the fiscal year, AAA municipal yields declined and returned to record low yields by the end of August. Short-term yields declined in greater magnitude than longer-term yields, in tandem with the Fed lowering the federal-funds rate. Relative to U.S. Treasurys, municipal bonds (as measured by the Bloomberg Barclays US Municipal Bond Index) underperformed, especially on the short end of the curve where the flight-to-safety demand for Treasury bonds was strongest.

While the municipal market recovered a large percentage of its losses, the recovery was uneven; higher-quality assets and essential service sectors rebounded quicker as investors remained uncertain about the recovery and loss of income and sales taxes due to shelter-in-place orders and social-distancing policies. BBB rated and below-investment-grade municipal bonds lagged AAA rated securities for the year. From a sector perspective, general obligation (“GO”) bonds produced the highest sector return, while revenue and prefunded bonds had the lowest sector return. Within the revenue sector, transportation bonds underperformed as utilization declined; travel restrictions resulted in a precipitous decline in airplane use, and a large segment of the population worked from home.

The initial Coronavirus Aid, Relief, and Economic Security Act—a $2.2 trillion economic stimulus bill in response to the economic impact of COVID-19—was passed in March and provided support to municipalities within the state, which included airports and transit systems. Combined with large cash balances, the stimulus bill enabled many Pennsylvania issuers to better navigate the crisis. While the COVID-19 pandemic led to a dramatic decrease in sales-tax revenues late during the fiscal year, Pennsylvania benefited from maintaining a rainy-day fund, which enabled the state to initially absorb the revenue decline.

Consistent with the relative performance outlined in the shareholder letter, an overweight to BBB rated over higher-rated securities challenged Fund performance during the fiscal year. An underweight to Pennsylvania GO bonds, which outperformed, also detracted during the reporting period. Selection within revenue bonds held back returns, especially within the industrial development and transportation sub-sectors. The Fund’s slightly shorter duration struggled, although an overweight to bonds with maturities on the intermediate portion of the yield curve added as those bonds outperformed.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

14	SEI Tax Exempt Trust / Annual Report / August 31, 2020

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Pennsylvania Municipal Bond Fund, Class F	3.18%	3.31%	3.12%	2.84%	3.72%

Pennsylvania Municipal Bond Fund, Class Y	3.34%	3.47%	3.26%	2.92%	3.76%

Bloomberg Barclays MF Pennsylvania Intermediate Municipal Index[3]	3.85%	4.31%	4.04%	3.84%	4.66%

Comparison of Change in the Value of a $100,000

Investment in the Pennsylvania Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays MF Pennsylvania Intermediate Municipal Index

1

For the year ended August 31, 2020. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 26, 1998. The Fund’s Class Y Shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays MF Pennsylvania Intermediate Municipal Index is a subset of the Bloomberg Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Pennsylvania and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2020 (Unaudited)

Tax-Advantaged Income Fund

I. Objective

The STET Tax-Advantaged Income Fund (the “Fund”) seeks to provide the highest level of income possible in a tax-efficient manner.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with different investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of August 31, 2020: Pacific Investment Management Company LLC (“PIMCO”), Spectrum Asset Management, Inc. (“Spectrum”) and Wells Capital Management, Inc. (“Wells”).

III. Returns

For the full year ended August 31, 2020, the Tax-Advantaged Income Fund, Class F, returned 3.00%. The Fund’s primary benchmark—the Bloomberg Barclays High Yield Municipal Bond Index, which tracks the performance of non-investment-grade municipal bonds— returned 0.96%.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, the Fund also utilizes a blended benchmark that consists of the Bloomberg Barclays High Yield Municipal Bond Index (60%) and the Bloomberg Barclays Municipal Bond Index (40%). The Fund’s 60/40 blended benchmark is designed to provide a useful comparison for the Fund’s overall performance and reflects the Fund’s investment strategy more accurately than the broad-based index.

IV. Performance Discussion

The outbreak and rapid expansion of COVID-19 in the second half of the fiscal year interjected historical market volatility into the municipal bond market during the reporting period. Prior to late February, muni bonds experienced nearly a year of inflows, narrowing credit spreads, and positive performance. As noted in the shareholder letter, AAA municipal yields established record low yields in early March before concerns about the lasting economic impact of the virus increased dramatically and both state and local governments induced widespread lockdowns. Municipal yields rose approximately 200 basis points across the curve as market liquidity evaporated; investor uncertainty led to record fund redemptions, which further exacerbated the liquidity challenges. The Federal Reserve (“Fed”) moved swiftly to support financial markets by reducing the federal-funds rate to zero, began unlimited purchases of U.S. Treasury bonds, and launched several credit facilities to purchase corporate and municipal bonds. Over the remainder of the fiscal year, AAA municipal yields declined and returned to record low yields by the end of August. Short-term yields declined in greater magnitude than longer-term yields, in tandem with the Fed lowering the federal-funds rate. Relative to U.S. Treasurys, municipal bonds (as measured by the Bloomberg Barclays US Municipal Bond Index) underperformed, especially on the short end of the curve where the flight-to-safety demand for Treasury bonds was strongest.

While the municipal market recovered a large percentage of its losses, the recovery was uneven; higher-quality assets and essential service sectors rebounded quicker as investors remained uncertain about the recovery and loss of income and sales taxes due to shelter-in-place orders and social-distancing policies. BBB rated and below-investment-grade municipal bonds lagged AAA rated securities for the year. From a sector perspective, general obligation (“GO”) bonds produced the highest sector return, while revenue and prefunded bonds had the lowest sector return. Within the revenue sector, transportation bonds underperformed as utilization declined; travel restrictions resulted in a precipitous decline in airplane use, and a large segment of the population worked from home.

The initial Coronavirus Aid, Relief, and Economic Security Act—a $2.2 trillion economic stimulus bill in response to the economic impact of COVID-19—was passed in March and provided support to municipalities, which included airports and transit systems. Combined with large cash balances, the stimulus bill enabled many issuers to better navigate the crisis.

The Fund’s exposure to preferred securities, which outperformed municipal bonds, enhanced performance over the fiscal year. Consistent with the relative performance outlined in the shareholder letter, higher-quality investment-grade municipal bonds outperformed municipal high-yield bonds, and the Fund’s overweight to BBB rated securities benefited.

Both Spectrum and PIMCO outperformed, while Wells lagged during the fiscal year. Spectrum’s allocation to preferred securities was beneficial. Non-investment-grade municipal bonds underperformed investment-grade municipal bonds, and underweights to non-investment-grade bonds by PIMCO and Wells were additive. Revenue bonds underperformed GO bonds

16	SEI Tax Exempt Trust / Annual Report / August 31, 2020

during the fiscal year; both PIMCO and Wells were overweight revenue bonds and underweight GO bonds, which detracted from returns. An underweight to prefunded bonds added to performance for both PIMCO and Wells.

During the fiscal year, the Fund purchased a small position in U.S. Treasury futures contracts and utilized interest-rate swap contracts to manage portfolio duration and interest-rate risk. This positioning did not have a material impact on Fund performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Tax-Advantaged Income Fund, Class F	3.00%	4.54%	5.38%	5.37%	5.02%

Tax-Advantaged Income Fund, Class Y	3.25%	4.80%	5.64%	5.49%	5.11%

60/40 Hybrid of the following Indices:	1.97%	5.02%	5.46%	5.22%	4.92%

Bloomberg Barclays High Yield Municipal Bond Index[3]	0.96%	5.60%	6.42%	6.03%	5.07%

Bloomberg Barclays Municipal Bond Index[4]	3.24%	4.09%	3.99%	3.98%	4.57%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Advantaged Income Fund, Class F and Class Y, versus a 60/40 Blend of the following indices: the Bloomberg Barclays High Yield Municipal Bond Index, and the Bloomberg Barclays Municipal Bond Index

1

For the year ended August 31, 2020. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning September 4, 2007. The Fund’s Class Y Shares commenced operations on May 1, 2015. For periods prior to May 1, 2015, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays High Yield Municipal Bond Index covers the universe of fixed rate, noninvestment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations.

4

The Bloomberg Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	17

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 99.0%

Alabama — 1.9%

Alabama State, Federal Aid Highway Finance Authority, Ser A, RB Callable 09/01/2027 @ 100
5.000%, 09/01/2032	$2,000	$2,534
Alabama State, Port Authority, Ser A, AMT, RB, AGM
5.000%, 10/01/2026	1,000	1,232
Birmingham, Airport Authority, RB, BAM
5.000%, 07/01/2023	225	251
5.000%, 07/01/2024	325	375
5.000%, 07/01/2028	1,075	1,364
Birmingham, Water Works Board of Revenue Authority, Sub-Ser B, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2031	3,265	4,057
Jefferson County, Refunding Warrants, Ser A, GO
5.000%, 04/01/2025	2,500	2,997
Lower Alabama, Gas District, RB Callable 09/01/2025 @ 101
4.000%, 12/01/2050 (A)	5,000	5,743
Lower Alabama, Gas District, Ser A, RB
5.000%, 09/01/2028	3,300	4,157
5.000%, 09/01/2031	3,140	4,082
5.000%, 09/01/2034	2,000	2,678
Southeast Alabama, Gas Supply District, Ser A, RB Callable 01/01/2024 @ 100
4.000%, 04/01/2049 (A)	5,000	5,524
Troy University, Ser A, RB, BAM
5.000%, 11/01/2027	630	800

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
University of Alabama, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2023	$2,160	$2,335

		38,129

Alaska — 0.1%
Anchorage, Water Revenue, Ser B, RB Callable 05/01/2027 @ 100
5.000%, 05/01/2031	1,500	1,879

Arizona — 3.2%
Arizona State, Agricultural Improvement & Power District, Salt River Project, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2031	1,500	1,940
Arizona State, Agricultural Improvement & Power District, Salt River Project, Ser A, RB Callable 12/01/2021 @ 100
5.000%, 12/01/2027	2,500	2,646
Arizona State, Agricultural Improvement & Power District, Salt River Project, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 12/01/2035	3,000	3,576
Arizona State, Department of Transportation, State Highway Fund Revenue, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2026	5,000	5,855
Arizona State, Health Facilities Authority, Banner Health Project, Ser A, RB
5.000%, 01/01/2023	1,490	1,640
Arizona State, Industrial Development Authority, American Charter Schools Foundation Project, RB Callable 07/01/2027 @ 100
6.000%, 07/01/2037 (B)	1,805	2,010
Arizona State, Industrial Development Authority, Legacy Cares Project, RB Callable 07/01/2027 @ 103
7.750%, 07/01/2050 (B)	3,560	3,507
Arizona State, Industrial Development Authority, Ser 2019-2, RB
3.625%, 05/20/2033	3,451	3,598
Chandler, Industrial Development Authority, Intel Corp. Project, AMT, RB
2.700%, 12/01/2037 (A)	4,000	4,212
Coconino County, Pollution Control, Ser B, RB
1.650%, 03/01/2039 (A)	2,000	2,019

18	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Maricopa County, Industrial Development Authority, Banner Health Project, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2031	$2,250	$2,743
Maricopa County, Industrial Development Authority, Christian Care Surprise Project, RB Callable 01/01/2025 @ 102
5.750%, 01/01/2036 (B)	1,560	1,574
Phoenix, Civic Improvement Authority, Junior Lien, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2033	3,930	4,709
Phoenix, Civic Improvement Authority, Junior Lien, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2028	600	708
5.000%, 07/01/2029	250	294
5.000%, 07/01/2030	500	586
5.000%, 07/01/2032	1,095	1,273
Phoenix, Civic Improvement Authority, Junior Lien, Ser B, AMT, RB Callable 07/01/2029 @ 100
5.000%, 07/01/2030	3,100	3,927
Phoenix, Industrial Development Authority, Downtown Phoenix Student Housing, ASU Project, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2029	350	387
5.000%, 07/01/2032	115	125
5.000%, 07/01/2033	355	385
Pima County, Industrial Development Authority, American Leadership Academy Project, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2047 (B)	985	987
5.000%, 06/15/2052 (B)	845	846
Salt Verde, Financial Gas Revenue Authority, RB
5.250%, 12/01/2024	1,330	1,558
5.250%, 12/01/2026	4,510	5,558
5.000%, 12/01/2032	2,500	3,289
5.000%, 12/01/2037	1,000	1,366
Tempe, Industrial Development Authority, Mirabella at ASU Project, Ser A, RB
5.500%, 10/01/2027 (B)	900	942
Tempe, Industrial Development Authority, Mirabella at ASU Project, Ser A, RB Callable 10/01/2027 @ 100
6.000%, 10/01/2037 (B)	1,200	1,247

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Yavapai County, Industrial Development Authority, Yavapai Regional Medical Center Project, Ser A, RB Callable 08/01/2023 @ 100
5.250%, 08/01/2033	$1,000	$1,100

		64,607

Arkansas — 0.4%
Arkansas State, University of Arkansas, Various Facility Fayetteville Project, RB Callable 11/01/2024 @ 100
5.000%, 11/01/2033	1,400	1,607
5.000%, 11/01/2034	1,210	1,387
Arkansas State, University of Central Arkansas, Auxiliary Project, Ser C, RB, AMBAC
6.125%, 04/01/2026	1,535	1,843
Arkansas State, University of Central Arkansas, Student Fee Project, Ser B, RB, AMBAC
6.125%, 04/01/2026	1,535	1,843
Fort Smith, Water & Sewer Revenue, RB Callable 10/01/2028 @ 100
5.000%, 10/01/2035	1,500	1,891

		8,571

California — 7.8%
Bay Area, Toll Authority, RB Callable 10/01/2021 @ 100
2.250%, 04/01/2045 (A)	1,500	1,533
California County, Tobacco Securitization Agency, Ser A, RB
5.000%, 06/01/2025	200	241
California State, Department of Water Resources, Ser AS, RB Pre-Refunded @ 100
5.000%, 12/01/2024 (C)	1,910	2,293
California State, GO
5.000%, 08/01/2026	3,880	4,900
California State, GO Callable 03/01/2025 @ 100
5.000%, 03/01/2026	5,000	6,026
California State, GO Callable 08/01/2025 @ 100
5.000%, 08/01/2026	2,500	3,051
California State, GO Callable 09/01/2026 @ 100
5.000%, 09/01/2028	3,000	3,778
5.000%, 09/01/2029	1,500	1,884
5.000%, 09/01/2030	3,395	4,255

SEI Tax Exempt Trust / Annual Report / August 31, 2020	19

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Health Facilities Financing Authority, Kaiser Permanente Project, Ser A1, RB
5.000%, 11/01/2027	$5,225	$6,747
California State, Health Facilities Financing Authority, St. Joseph Health System Project, Ser A, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2026	5,000	5,610
California State, Health Facilities Financing Authority, Stanford Health Care, Ser A, RB Callable 11/15/2027 @ 100
5.000%, 11/15/2028	2,000	2,588
California State, Municipal Finance Authority, Caritas Project, Ser A, RB Callable 08/15/2027 @ 100
4.000%, 08/15/2037	1,055	1,137
California State, Public Finance Authority, Trinity Classical Academy, RB Callable 07/01/2026 @ 103
5.000%, 07/01/2036 (B)	350	367
California State, Public Works Board, Judicial Council Project, Ser A, RB Callable 03/01/2023 @ 100
5.000%, 03/01/2026	1,000	1,115
California State, Public Works Board, Judicial Council Project, Ser D, RB Callable 12/01/2021 @ 100
5.250%, 12/01/2025	1,185	1,258
California State, Public Works Board, Riverside Campus Project, Ser S, RB Callable 04/01/2027 @ 100
5.000%, 04/01/2032	1,000	1,251
California State, Public Works Board, Various Capital Projects, Ser H, RB Callable 12/01/2024 @ 100
5.000%, 12/01/2025	2,795	3,338
California State, Ser C, GO Callable 09/01/2025 @ 100
5.000%, 09/01/2030	5,015	6,107
California State, Statewide Communities Development Authority, Baptist University Project, Ser A, RB
5.125%, 11/01/2023	615	636
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, RB Callable 12/01/2024 @ 100
5.250%, 12/01/2034	3,875	4,234

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, RB Callable 06/01/2028 @ 100
5.250%, 12/01/2043 (B)	$875	$957
5.000%, 12/01/2033 (B)	390	429
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, Ser A, RB Callable 06/01/2026 @ 100
5.000%, 12/01/2041 (B)	2,315	2,525
California State, Statewide Communities Development Authority, University of California Irvine East, RB
5.000%, 05/15/2022	1,000	1,054
California State, Various Purpose, GO
5.000%, 10/01/2024	2,090	2,494
5.000%, 04/01/2032	1,970	2,800
California State, Various Purpose, GO Callable 09/01/2021 @ 100
5.250%, 09/01/2028	1,750	1,835
California State, Various Purpose, GO Callable 08/01/2026 @ 100
5.000%, 08/01/2028	2,500	3,141
5.000%, 08/01/2030	6,500	8,123
5.000%, 08/01/2035	3,000	3,702
California State, Various Purpose, GO Callable 04/01/2029 @ 100
5.000%, 04/01/2033	7,900	10,331
Golden State, Tobacco Securitization Project, Ser A, RB Callable 06/01/2023 @ 100
5.000%, 06/01/2029	915	1,020
Golden State, Tobacco Securitization Project, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2035	3,000	3,522
Golden State, Tobacco Securitization Project, Ser A1, RB
5.000%, 06/01/2026	1,450	1,769
5.000%, 06/01/2027	2,875	3,583
Golden State, Tobacco Securitization Project, Ser A1, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2034	4,960	6,018
5.000%, 06/01/2035	4,755	5,743
Golden State, Tobacco Securitization Project, Ser B, RB Callable 09/16/2020 @ 21
11.974%, 06/01/2047 (D)	6,850	1,446

20	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Los Angeles County, Disney Concert Hall Parking Project, COP
5.000%, 03/01/2022	$625	$668
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser A, AMT, RB Callable 05/15/2023 @ 100
5.000%, 05/15/2032	2,285	2,512
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser A, AMT, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2031	840	980
5.000%, 05/15/2032	500	581
Los Angeles, Department of Airports, Los Angeles International Airport Project, Sub-Ser, AMT, RB
5.000%, 05/15/2028	1,500	1,905
Los Angeles, Department of Water & Power, Power System Project, Ser B, RB Callable 01/01/2024 @ 100
5.000%, 07/01/2032	2,500	2,866
North Natomas, Community Facilities District No. 4, Ser E, Special Tax
5.000%, 09/01/2020	1,335	1,335
Sacramento, Airport System Revenue, Ser B, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2033	500	628
Sacramento, Airport System Revenue, Sub-Ser E, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2033	1,000	1,241
Sacramento, Water Revenue, RB Pre-Refunded @ 100
5.000%, 09/01/2023 (C)	1,395	1,590
San Diego County, Regional Airport Authority, Sub-Ser B, AMT, RB
5.000%, 07/01/2024	350	403
San Francisco City & County, Public Utilities Commission, Ser D, RB Pre-Refunded @ 100
5.000%, 11/01/2021 (C)	3,685	3,891
San Francisco City & County, San Francisco International Airport, AMT, RB
5.000%, 01/01/2022	2,900	3,051
San Francisco City & County, San Francisco International Airport, Ser E, AMT, RB Callable 05/01/2029 @ 100
5.000%, 05/01/2034	1,000	1,250

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
San Joaquin Hills, Transportation Corridor Agency, Ser Senior LIEN A, RB Callable 01/15/2025 @ 100
5.000%, 01/15/2029	$1,165	$1,337
Southern California, Water District, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2028	5,000	6,121
Stockton, Successor Agency to the Redevelopment Agency, Ser A, TA, AGM Callable 09/01/2026 @ 100
5.000%, 09/01/2030	1,750	2,105
5.000%, 09/01/2031	1,815	2,168
University of California, Ser Q, RB Callable 10/01/2020 @ 100
5.250%, 05/15/2023	180	181

		157,654

Colorado — 3.4%
Colorado State, Department of Transportation, COP Callable 06/15/2026 @ 100
5.000%, 06/15/2030	350	430
5.000%, 06/15/2031	500	612
Colorado State, Educational & Cultural Facilities Authority, Rocky Mountain Classical, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2029 (B)	575	622
5.000%, 10/01/2039 (B)	575	602
5.000%, 10/01/2049 (B)	1,340	1,384
Colorado State, Health Facilities Authority, Adventhealth Obligated Group Project, RB
5.000%, 11/15/2049 (A)	2,500	3,138
Colorado State, Health Facilities Authority, Commonspirit Health Project, Ser A, RB Callable 08/01/2029 @ 100
5.000%, 08/01/2034	1,500	1,859
5.000%, 08/01/2037	2,000	2,450
5.000%, 08/01/2038	1,000	1,220
4.000%, 08/01/2037	1,500	1,694
4.000%, 08/01/2038	1,250	1,407
Colorado State, Health Facilities Authority, SCL Health System Project, Ser A, RB
5.000%, 01/01/2030	2,500	3,301
Colorado State, Health Facilities Authority, Sunbelt Obligated Group Project, RB
5.000%, 11/15/2036 (A)	6,425	8,071
Colorado State, Housing & Finance Authority, Ser K, RB, GNMA Callable 11/01/2028 @ 100
3.875%, 05/01/2050	1,210	1,357

SEI Tax Exempt Trust / Annual Report / August 31, 2020	21

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Denver City & County, Airport System Revenue Authority, Ser A, AMT, RB Callable 11/15/2027 @ 100
5.000%, 11/15/2030	$1,250	$1,539
Denver City & County, Airport System Revenue Authority, Ser A, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2031	1,000	1,213
Denver City & County, Airport System Revenue Authority, Sub-Ser A, AMT, RB Callable 11/15/2023 @ 100
5.500%, 11/15/2027	10,000	11,360
Denver City & County, Airport System Revenue Authority, Sub-Ser A, AMT, RB Callable 12/01/2028 @ 100
5.000%, 12/01/2031	2,000	2,497
Denver City & County, Airport System Revenue Authority, Sub-Ser B, RB Callable 11/15/2023 @ 100
5.250%, 11/15/2026	2,000	2,267
Denver City & County, Convention Center Expansion Project, Ser 2018-A, COP Callable 06/01/2026 @ 100
5.000%, 06/01/2030	1,465	1,751
Denver City & County, Convention Center Expansion Project, Ser A, COP Callable 06/01/2026 @ 100
5.000%, 06/01/2032	1,360	1,609
Denver City & County, School District No. 1, Ser B, COP Callable 03/01/2021 @ 100
5.000%, 12/01/2031	1,185	1,211
Denver City & County, Special Facilities, United Airlines Project, AMT, RB Callable 10/01/2023 @ 100
5.000%, 10/01/2032	3,200	3,236
Denver, Convention Center Hotel Authority, RB
5.000%, 12/01/2025	1,900	2,064
Denver, Convention Center Hotel Authority, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2029	400	433
5.000%, 12/01/2031	855	921
5.000%, 12/01/2032	1,200	1,291
5.000%, 12/01/2034	1,000	1,072
5.000%, 12/01/2035	800	856
5.000%, 12/01/2036	600	640
Dominion, Water & Sanitation District, RB Callable 12/01/2021 @ 102
5.250%, 12/01/2027	745	779

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Park Creek, Metropolitan District, Ser A, RB, AGM Callable 12/01/2029 @ 100
4.000%, 12/01/2032	$1,000	$1,215
University of Colorado, Hospital Authority, RB Callable 09/01/2021 @ 100
5.000%, 11/15/2038 (A)	5,000	5,206
Vauxmont Metropolitan District, Sub-Ser, GO, AGM Callable 12/15/2024 @ 103
5.000%, 12/15/2026	220	262

		69,569

Connecticut — 1.7%
Connecticut State, Health & Educational Facilities Authority, Covenant Home Project, Ser B, RB Callable 12/01/2026 @ 102
5.000%, 12/01/2036	1,230	1,373
Connecticut State, Health & Educational Facilities Authority, University of Hartford Project, RB
5.000%, 07/01/2026	255	283
Connecticut State, Health & Educational Facilities Authority, Univesrity of Hartford Project, RB
5.000%, 07/01/2025	390	430
Connecticut State, Health & Educational Facility Authority, Sacred Heart University Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2034	900	1,059
5.000%, 07/01/2036	700	819
Connecticut State, Ser A, GO Callable 10/15/2023 @ 100
5.000%, 10/15/2025	10,000	11,351
Connecticut State, Ser C, GO
5.000%, 06/15/2026	2,460	3,045
Connecticut State, Ser E, GO Callable 09/15/2028 @ 100
5.000%, 09/15/2029	5,000	6,456
Connecticut State, Special Tax Obligation Transportation Infrastructure, Ser A, RB Callable 09/01/2024 @ 100
5.000%, 09/01/2034	2,500	2,886
Connecticut State, Special Tax Obligation Transportation Infrastructure, Ser A, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2028	1,950	2,336
Connecticut State, Special Tax Obligation Transportation Infrastructure, Ser B, RB Callable 10/01/2028 @ 100
5.000%, 10/01/2030	2,000	2,566

22	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Connecticut State, Special Tax Revenue, RB Callable 05/01/2030 @ 100
5.000%, 05/01/2031	$1,000	$1,317

		33,921

Delaware — 0.0%
Kent County, Student Housing and Dining Facility, Delaware State University Project, RB Callable 01/01/2028 @ 100
5.000%, 07/01/2040	440	423

District of Columbia — 0.7%
Metropolitan Washington, Airports Authority, AMT, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2028	2,000	2,494
Metropolitan Washington, Airports Authority, Ser A, AMT, RB
5.000%, 10/01/2027	4,500	5,661
Metropolitan Washington, Airports Authority, Ser A, AMT, RB Callable 10/01/2023 @ 100
5.000%, 10/01/2027	2,705	3,026
Metropolitan Washington, Airports Authority, Sub-Ser, RB Callable 10/01/2029 @ 100
4.000%, 10/01/2035	1,000	1,132
4.000%, 10/01/2036	1,500	1,691
4.000%, 10/01/2038	1,000	1,120

		15,124

Florida — 6.7%
Alachua County, Celebration Pointe, Community Development District No. 1, SA
4.750%, 05/01/2024	265	279
Alachua County, Health Facilities Authority, RB Callable 06/01/2026 @ 100
5.000%, 12/01/2037 (A)	4,000	4,765
Alachua County, Health Facilities Authority, RB Callable 12/01/2029 @ 100
5.000%, 12/01/2030	1,500	1,945
Broward County, Airport System Revenue, AMT, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2034	1,300	1,559
5.000%, 10/01/2035	2,000	2,390
Broward County, Airport System Revenue, RB
5.000%, 07/01/2027	2,885	3,732

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Broward County, Airport System Revenue, Ser B, AMT, RB
5.000%, 10/01/2029	$1,000	$1,288
Broward County, Port Facilities Revenue, Ser B, AMT, RB
5.000%, 09/01/2021 (E)	1,675	1,751
5.000%, 09/01/2021	825	858
Broward County, Port Facilities Revenue, Ser C, RB
5.000%, 09/01/2028	1,000	1,264
Broward County, Shool District, Ser A, COP
5.000%, 07/01/2028	5,000	6,430
Central Florida, Expressway Authority, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2029	1,250	1,570
Florida State, Capital Trust Agency, Tuscan Gardens Community, Senior Living, Ser A, RB Callable 04/01/2022 @ 103
7.000%, 04/01/2035	1,205	843
Florida State, Citizens Property Insurance, Coastal Account, Ser A1, RB Callable 12/01/2024 @ 100
5.000%, 06/01/2025	15,000	17,643
Florida State, Department of Transportation, Right of Way Project, GO Callable 07/01/2028 @ 100
4.000%, 07/01/2033	5,000	6,106
Florida State, Development Finance, Nova Southern University Project, RB
5.000%, 04/01/2026	285	340
5.000%, 04/01/2027	300	364
Florida State, Development Finance, Surface Transportation Facility, AMT, RB Callable 10/01/2020 @ 105
6.500%, 01/01/2049 (A)(B)	2,355	2,036
Florida State, Higher Educational Facilities Financial Authority, Ringling College Project, RB Callable 03/01/2027 @ 100
5.000%, 03/01/2037	1,295	1,391
Florida State, Municipal Power Agency, All Requirements Power Project, RB Callable 10/01/2025 @ 100
5.000%, 10/01/2028	1,000	1,194
Florida State, Municipal Power Agency, Ser A, RB
5.000%, 10/01/2024	1,480	1,734
Florida State, Sunshine Skyway Bridge, Ser A, RB Callable 07/01/2029 @ 100
4.000%, 07/01/2033	2,930	3,525

SEI Tax Exempt Trust / Annual Report / August 31, 2020	23

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Florida State, Turnpike Authority, Department of Transportation, Ser C, RB
5.000%, 07/01/2023	$4,000	$4,538
Florida State, University Bridge, Student Housing Project, RB Callable 12/01/2028 @ 100
5.250%, 12/01/2043 (B)	3,000	2,906
Greater Orlando, Aviation Authority, Ser A, AMT, RB Callable 10/01/2029 @ 100
5.000%, 10/01/2030	1,500	1,925
Hillsborough County, Solid Waste & Resource Recovery Revenue, Ser A, AMT, RB Callable 09/01/2026 @ 100
5.000%, 09/01/2031	3,695	4,445
Jacksonville, Special Revenue Authority, RB Callable 10/01/2024 @ 100
5.000%, 10/01/2027	4,265	5,018
JEA Electric System Revenue, RB Callable 04/01/2030 @ 100
5.000%, 10/01/2035	3,000	3,908
JEA Electric System Revenue, Sub-Ser A, RB Pre-Refunded @ 100
5.000%, 10/01/2023 (C)	900	1,030
JEA Electric System Revenue, Sub-Ser A, RB Pre-Refunded @ 100
5.000%, 10/01/2025 (C)	970	1,110
JEA Water & Sewer System Revenue, Ser A, RB Callable 04/01/2030 @ 100
5.000%, 10/01/2035	1,000	1,312
Lee County, Solid Waste System Revenue, AMT, RB, NATL
5.000%, 10/01/2026	2,425	2,919
Lee County, Transportation Facilities Revenue, RB, AGM
5.000%, 10/01/2023	1,800	2,027
Miami Beach, Redevelopment Agency, TA Callable 02/01/2024 @ 100
5.000%, 02/01/2030	2,500	2,857
Miami-Dade County, Educational Facilities Authority, University of Miami Project, Ser A, RB Callable 04/01/2025 @ 100
5.000%, 04/01/2030	430	491
5.000%, 04/01/2031	910	1,037
Miami-Dade County, School Board Foundation, Ser B, COP Callable 05/01/2025 @ 100
5.000%, 05/01/2026	6,985	8,369

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Miami-Dade County, Seaport Project, Ser A, RB Callable 10/01/2023 @ 100
5.500%, 10/01/2027	$1,330	$1,515
Orange County, Convention Center, RB
5.000%, 10/01/2024	280	321
Orange County, Convention Center, RB Callable 10/01/2025 @ 100
5.000%, 10/01/2026	755	884
Orange County, Tourist Development Tax Revenue, Ser B, RB Callable 10/01/2026 @ 100
5.000%, 10/01/2032	3,270	3,821
Orlando, Utilities Commission, Ser ES, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2036	3,500	4,371
Osceola County, Transportation Revenue, Ser A-2, RB
2.453%, 10/01/2027 (D)	360	308
2.321%, 10/01/2026 (D)	275	242
2.120%, 10/01/2025 (D)	125	113
Palm Beach County, Health Facilities Authority, Retirement Life Community Project, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2032	5,850	6,824
Port Saint Lucie, Utility System Revenue, RB Callable 09/01/2026 @ 100
5.000%, 09/01/2029	1,500	1,865
Seminole County, Industrial Development Authority, Legacy Pointe at UCF Project, RB Callable 05/15/2022 @ 100
3.750%, 11/15/2025	835	779
Seminole County, Industrial Development Authority, Legacy Pointe at UCF Project, RB Callable 11/15/2026 @ 103
5.250%, 11/15/2039	3,660	3,381
South Miami, Health Facilities Authority, Baptist Health South Florida, RB Callable 08/15/2027 @ 100
5.000%, 08/15/2031	3,000	3,673
Tampa, Cigarette Tax Allocation, Ser A, RB Callable 09/01/2030 @ 80
3.700%, 09/01/2036 (D)	305	186
Volusia County, Educational Facility Authority, Embry-Riddle Aeronautical University Project, RB
5.000%, 10/15/2026	750	925

24	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Volusia County, Educational Facility Authority, Embry-Riddle Aeronautical University Project, RB Callable 10/15/2029 @ 100
4.000%, 10/15/2035	$270	$313

		136,420

Georgia — 3.0%
Appling County, Development Authority, Oglethorpe Power Corp. Hatch Project, RB
1.500%, 01/01/2038 (A)	300	301
Atlanta, Water & Wastewater Revenue Authority, RB Callable 05/01/2025 @ 100
5.000%, 11/01/2033	5,010	5,949
Atlanta, Water & Wastewater Revenue Authority, Ser B, RB Callable 11/01/2023 @ 100
5.250%, 11/01/2028	3,000	3,457
Burke County, Development Authority, Oglethorpe Power Corp Project, RB
1.500%, 01/01/2040 (A)	785	789
Clarke County, Hospital Authority, Piedmont Healthcare, RB
5.000%, 07/01/2022	2,875	3,107
5.000%, 07/01/2024	1,075	1,248
Fulton County, Development Authority, RB Callable 04/01/2027 @ 100
5.000%, 04/01/2033	1,000	1,210
Georgia State, Main Street Natural Gas, Ser A1, RB
5.500%, 09/15/2028	1,915	2,475
5.250%, 09/15/2020	3,740	3,746
Georgia State, Main Street Natural Gas, Ser B, RB Callable 06/01/2023 @ 100
0.854%, 04/01/2048 (A)	1,865	1,862
Georgia State, Main Street Natural Gas, Ser C, RB Callable 06/01/2026 @ 100
4.000%, 03/01/2050 (A)	6,640	7,730
Georgia State, Main Street Natural Gas, Sub-Ser C, RB Callable 09/01/2023 @ 100
4.000%, 08/01/2048 (A)	4,000	4,418
Georgia State, Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project, RB Callable 07/01/2028 @ 100
5.000%, 01/01/2032	1,025	1,296
5.000%, 01/01/2035	1,500	1,873

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Georgia State, Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project, RB, AGM Callable 07/01/2028 @ 100
4.000%, 01/01/2044	$3,250	$3,727
Georgia State, Municipal Electric Authority, Project One, Sub-Ser A, RB Callable 07/01/2026 @ 100
5.000%, 01/01/2028	4,140	5,066
Georgia State, Municipal Electric Authority, Sub-Ser A, RB
5.000%, 01/01/2024	555	634
Georgia State, Ser A1, GO
5.000%, 02/01/2024	5,000	5,815
Georgia State, Ser C, GO
5.000%, 10/01/2021	3,000	3,157
Henry County, Hospital Authority, Piedmont Fayette Hospital Project, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2026	1,650	1,903
5.000%, 07/01/2027	1,390	1,597

		61,360

Hawaii — 0.6%
Hawaii State, Airports System Revenue, Ser A, AMT, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2032	3,000	3,672
Hawaii State, Ser FW, GO Callable 01/01/2029 @ 100
4.000%, 01/01/2034	2,000	2,396
4.000%, 01/01/2037	4,500	5,313

		11,381

Idaho — 0.1%
Idaho State, Building Authority, Lewis-Clark State College Project, Ser F, RB
5.000%, 09/01/2023	820	878
Idaho State, Health Facilities Authority, CHE Trinity Health Group, RB Callable 11/02/2020 @ 100
0.230%, 12/01/2048 (A)	1,125	1,125

		2,003

Illinois — 10.0%
Champaign County, Community Unit School District No. 4 Champaign, Ser A, GO
1.589%, 01/01/2025 (D)	325	314
Chicago, Airport Authority, O’Hare International Airport, RB Callable 01/01/2023 @ 100
5.500%, 01/01/2027	2,000	2,140

SEI Tax Exempt Trust / Annual Report / August 31, 2020	25

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Chicago, Airport Authority, O’Hare International Airport, Ser A, AMT, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2029	$5,000	$5,788
Chicago, Airport Authority, O’Hare International Airport, Ser A, AMT, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2038	1,500	1,725
Chicago, Airport Authority, O’Hare International Airport, Ser A, AMT, RB Callable 01/01/2029 @ 100
5.000%, 01/01/2036	1,290	1,568
Chicago, Airport Authority, O’Hare International Airport, Ser B, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2030	4,000	4,656
5.000%, 01/01/2032	5,840	6,773
Chicago, Airport Authority, O’Hare International Airport, Ser B, RB Callable 01/01/2026 @ 100
5.000%, 01/01/2035	3,500	4,056
Chicago, Airport Authority, O’Hare International Airport, Ser C, RB Callable 01/01/2026 @ 100
5.000%, 01/01/2031	2,450	2,876
Chicago, Board of Education, RB Callable 04/01/2027 @ 100
5.000%, 04/01/2033	500	553
5.000%, 04/01/2034	620	684
5.000%, 04/01/2036	445	489
5.000%, 04/01/2037	725	795
Chicago, Board of Education, Ser B, GO
5.000%, 12/01/2027	650	752
5.000%, 12/01/2028	100	117
Chicago, Board of Education, Ser C, GO Callable 12/01/2027 @ 100
5.000%, 12/01/2034	2,840	3,165
Chicago, Board of Education, Ser D, GO Callable 12/01/2027 @ 100
5.000%, 12/01/2031	2,840	3,203
Chicago, Board of Education, Ser D, GO Callable 12/01/2028 @ 100
5.000%, 12/01/2046	640	701
Chicago, Midway International Airport, Ser A, AMT, RB Callable 01/01/2024 @ 100
5.000%, 01/01/2028	2,970	3,305
Chicago, Motor Fuel Tax Revenue, RB
5.000%, 01/01/2024	1,000	1,063
Chicago, Ser A, GO
5.000%, 01/01/2023	355	377

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Chicago, Ser A, GO Callable 01/01/2024 @ 100
5.250%, 01/01/2029	$1,210	$1,306
Chicago, Ser A, GO Callable 01/01/2029 @ 100
5.500%, 01/01/2035	3,020	3,530
Chicago, Ser C, GO
5.000%, 01/01/2026	1,130	1,268
Chicago, Transit Authority, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2046	1,500	1,713
Chicago, Transit Authority, Ser A, RB Callable 12/01/2029 @ 100
5.000%, 12/01/2045	2,550	3,070
4.000%, 12/01/2050	2,000	2,199
4.000%, 12/01/2055	1,750	1,915
Chicago, Waterworks Revenue, RB
5.000%, 11/01/2026	1,820	2,178
Chicago, Waterworks Revenue, RB Callable 11/01/2026 @ 100
5.000%, 11/01/2027	2,360	2,853
Chicago, Waterworks Revenue, Second Lien Project, RB Callable 11/01/2024 @ 100
5.000%, 11/01/2029	1,000	1,135
5.000%, 11/01/2034	1,500	1,681
Chicago, Waterworks Revenue, Ser 2017-2, RB, AGM Callable 11/01/2027 @ 100
5.000%, 11/01/2035	5,000	5,884
Cook County, Ser A, GO Callable 11/15/2020 @ 100
5.250%, 11/15/2033	3,500	3,523
Cook County, Tax Revenue Authority, RB Callable 11/15/2027 @ 100
5.000%, 11/15/2035	4,000	4,769
Illinois State, Development Authority, Memorial Group Project, RB Pre-Refunded @ 100
7.125%, 11/01/2023 (C)	3,310	4,003
Illinois State, Finance Authority, Advocate Health Care Project, RB Callable 06/01/2023 @ 100
5.000%, 06/01/2026	5,550	6,180
Illinois State, Finance Authority, Chicago International Charter School Project, RB Callable 12/01/2027 @ 100
5.000%, 12/01/2037	1,500	1,645
Illinois State, Finance Authority, Health Care System Project, Ser A, RB Callable 11/15/2025 @ 100
5.000%, 11/15/2029	1,885	2,220

26	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois State, Finance Authority, Illinois Institute of Technology, RB
5.000%, 09/01/2021	$160	$164
5.000%, 09/01/2022	175	183
Illinois State, Finance Authority, Northshore University Health Care, RB Callable 08/15/2030 @ 100
5.000%, 08/15/2031	2,000	2,669
Illinois State, Finance Authority, Northwestern University, RB Callable 12/01/2025 @ 100
5.000%, 12/01/2026	2,500	3,068
Illinois State, Finance Authority, Rehabilitation Institute of Chicago Project, RB Callable 07/01/2023 @ 100
5.500%, 07/01/2028	1,000	1,103
Illinois State, Finance Authority, University Medical Center Project, Ser A, RB Callable 05/15/2025 @ 100
5.000%, 11/15/2033	1,050	1,203
Illinois State, Finance Authority, University Medical Center Project, Ser B, RB Callable 05/15/2025 @ 100
5.000%, 11/15/2034	2,000	2,287
Illinois State, Finance Authority, University of Chicago Project, Ser A, RB Callable 10/01/2021 @ 100
5.000%, 10/01/2030	1,000	1,048
Illinois State, Finance Authority, University of Illinois Chicago Project, RB
5.000%, 02/15/2026	500	521
Illinois State, Finance Authority, University of Illinois Chicago Project, RB Callable 08/15/2027 @ 100
5.000%, 02/15/2028	260	269
5.000%, 02/15/2030	390	399
5.000%, 02/15/2032	265	269
5.000%, 02/15/2037	570	567
Illinois State, GO
5.500%, 05/01/2030	3,750	4,557
5.375%, 05/01/2023	165	179
Illinois State, GO Callable 03/01/2022 @ 100
5.000%, 03/01/2036	1,215	1,247
Illinois State, GO Callable 02/01/2024 @ 100
5.250%, 02/01/2030	3,350	3,603
5.250%, 02/01/2032	935	999
5.250%, 02/01/2033	735	784
Illinois State, GO Callable 11/01/2026 @ 100
5.000%, 11/01/2036	2,970	3,230

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois State, Municipal Electric Agency, Ser A, RB Callable 08/01/2025 @ 100
5.000%, 02/01/2032	$5,000	$5,910
Illinois State, Regional Transportation Authority, RB, AGM
6.000%, 06/01/2025	3,000	3,535
Illinois State, Regional Transportation Authority, RB, NATL
6.500%, 07/01/2030	1,500	2,056
Illinois State, Regional Transportation Authority, Ser A, RB, NATL
6.000%, 07/01/2031	1,000	1,370
5.500%, 07/01/2023	2,095	2,371
Illinois State, Ser A, RB, BAM
5.000%, 06/15/2028	4,600	5,604
Illinois State, Ser B, GO Callable 11/01/2029 @ 100
4.000%, 11/01/2034	3,225	3,350
4.000%, 11/01/2035	2,800	2,896
Illinois State, Ser D, GO
5.000%, 11/01/2023	1,000	1,073
5.000%, 11/01/2025	1,585	1,755
Illinois State, Ser D, GO Callable 11/01/2027 @ 100
5.000%, 11/01/2028	1,000	1,122
Illinois State, Sports Facilities Authority, RB, BAM
5.000%, 06/15/2029	1,500	1,864
Illinois State, Tax Revenue Authority, RB Callable 06/15/2023 @ 100
5.000%, 06/15/2024	2,500	2,736
Illinois State, Toll Highway Authority, RB
5.000%, 01/01/2029	1,000	1,292
Illinois State, Toll Highway Authority, Ser A, RB Callable 01/01/2023 @ 100
5.000%, 01/01/2031	3,035	3,317
Illinois State, Toll Highway Authority, Ser A, RB Callable 01/01/2026 @ 100
5.000%, 12/01/2032	2,000	2,386
Illinois State, Toll Highway Authority, Ser B, RB Callable 01/01/2024 @ 100
5.000%, 01/01/2032	1,250	1,413
Kane County, School District No. 131 Aurora East Side, Ser B, GO, AGM
5.000%, 12/01/2026	815	981
Metropolitan Chicago, Water Reclamation District, Ser A, GO
5.000%, 12/01/2023	2,250	2,567

SEI Tax Exempt Trust / Annual Report / August 31, 2020	27

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Metropolitan Chicago, Water Reclamation District, Ser A, GO Callable 12/01/2026 @ 100
5.000%, 12/01/2031	$3,275	$3,957
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, RB Callable 12/15/2027 @ 100
5.000%, 12/15/2031	250	287
5.000%, 12/15/2032	255	291
5.000%, 12/15/2033	300	341
5.000%, 12/15/2034	400	453
Railsplitter, Tobacco Settlement Authority, RB Callable 06/01/2026 @ 100
5.000%, 06/01/2027	6,100	7,429
Sales Tax Securitization, RB
5.000%, 01/01/2028	380	460
Sales Tax Securitization, Ser A, RB
5.000%, 01/01/2027	2,000	2,385
Sales Tax Securitization, Ser A, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2034	3,760	4,368
5.000%, 01/01/2037	1,000	1,151
Sales Tax Securitization, Ser A, RB Callable 01/01/2030 @ 100
5.000%, 01/01/2036	3,750	4,452
Sales Tax Securitization, Ser A, RB, BAM Callable 01/01/2030 @ 100
5.000%, 01/01/2037	200	241
University of Illinois, Ser A, RB Callable 04/01/2023 @ 100
5.000%, 04/01/2028	3,210	3,517
University of Illinois, Ser A, RB Callable 04/01/2024 @ 100
5.000%, 04/01/2028	2,035	2,294

		203,745

Indiana — 1.3%
Indiana State, Educational Facilities Finance Authority, Butler University Project, Ser S, RB Callable 02/01/2022 @ 100
5.000%, 02/01/2029	1,000	1,043
Indiana State, Finance Authority, Indianapolis Power & Light Company Project, Ser S, RB
3.125%, 12/01/2024	1,930	2,121
Indiana State, Finance Authority, Stadium Project, Ser A, RB Callable 08/01/2025 @ 100
5.250%, 02/01/2035	2,000	2,313
Indiana State, Finance Authority, University Health Project, Ser A, RB
5.000%, 12/01/2024	2,000	2,363

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Indiana State, Housing & Community Development Authority, Ser B-1, RB, GNMA Callable 07/01/2029 @ 100
3.250%, 07/01/2049	$550	$598
Indiana State, Municipal Power Agency, Ser A, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2032	2,000	2,516
Indianapolis, Local Public Improvement Bond Bank, Indianapolis Airport Authority, AMT, RB
5.000%, 01/01/2023	5,750	6,266
Richmond, Hospital Authority, Reid Hospital Project, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2035	3,400	3,802
Whiting, Industry Environmental Facilities, BP Products North America Project,AMT, RB
5.000%, 11/01/2047 (A)	5,000	5,863

		26,885

Iowa — 0.1%
Iowa State, Finance Authority, Lifespace Communities Project, RB Callable 11/15/2020 @ 100
2.875%, 05/15/2049	225	226
Iowa State, Finance Authority, State Revolving Fund, RB Pre-Refunded @ 100
5.000%, 08/01/2021 (C)	1,500	1,566
Iowa State, Student Loan Liquidity, Ser B, AMT, RB
5.000%, 12/01/2022	190	203

		1,995

Kansas — 0.5%
Kansas State, Department of Transportation, RB Callable 09/01/2025 @ 100
5.000%, 09/01/2033	3,500	4,192
Kansas State, Development Finance Authority, Adventist Health Sunbelt Project, RB Callable 05/15/2022 @ 100
5.000%, 11/15/2029	4,000	4,280
Wyandotte County, Kansas City Sales Tax, Vacation Village Project, RB Callable 09/01/2025 @ 100
5.000%, 09/01/2027	1,120	1,076

		9,548

28	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Kentucky — 1.9%
Kentucky State, Public Energy Authority, Ser A, RB Callable 01/02/2024 @ 100
4.000%, 04/01/2048 (A)	$15,280	$16,863
Kentucky State, Public Energy Authority, Ser A, RB Callable 03/01/2026 @ 101
4.000%, 12/01/2050 (A)	1,775	2,060
Kentucky State, Public Energy Authority, Ser B, RB Callable 10/01/2024 @ 100
4.000%, 01/01/2049 (A)	15,725	17,666
Louisville & Jefferson County, Metropolitan Government & Health System, RB Callable 07/01/2026 @ 101
5.000%, 10/01/2047 (A)	1,175	1,373

		37,962

Louisiana — 1.7%
East Baton Rouge, Sewerage Commission, Ser B, RB Pre-Refunded @ 100
5.000%, 02/01/2025 (C)	1,000	1,204
Louisiana State, Highway Improvement, Ser A, RB Callable 06/15/2024 @ 100
5.000%, 06/15/2025	2,000	2,337
5.000%, 06/15/2030	1,500	1,730
Louisiana State, Public Facilities Authority, Tulane University Project, Ser A, RB Callable 12/15/2026 @ 100
5.000%, 12/15/2030	3,000	3,672
Louisiana State, Tobacco Settlement Financing, Ser A, RB Callable 09/21/2020 @ 100
5.500%, 05/15/2030	1,590	1,593
New Orleans, Aviation Board, General North Terminal Project, Ser B, AMT, RB, AGM Callable 01/01/2025 @ 100
5.000%, 01/01/2028	3,000	3,473
5.000%, 01/01/2032	2,100	2,403
5.000%, 01/01/2033	2,100	2,395
New Orleans, Aviation Board, RB, AGM Callable 01/01/2028 @ 100
5.000%, 01/01/2031	1,260	1,549
New Orleans, Aviation Board, RB, AGM Callable 10/01/2028 @ 100
5.000%, 10/01/2036	1,550	1,864

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Orleans, Ernest N Morial Exhibition Hall Authority, Special Tax Callable 07/15/2022 @ 100
5.000%, 07/15/2026	$1,000	$1,071
5.000%, 07/15/2027	1,750	1,868
New Orleans, Regional Transit Authority, Ser A, RB, AGM
5.000%, 01/01/2027	515	643
St. James Parish, Louisiana Revenue, NuStar Logistics, RB
6.100%, 06/01/2038 (A)(B)	200	236
6.100%, 12/01/2040 (A)(B)	235	277
5.850%, 08/01/2041 (A)(B)	1,625	1,779
St. James Parish, Louisiana Revenue, NuStar Logistics, Ser 2, RB Callable 06/01/2030 @ 100
6.350%, 10/01/2040 (B)	1,015	1,205
St. John the Baptist Parish, Marathon Oil Project, RB
2.200%, 06/01/2037 (A)	1,000	1,003
2.125%, 06/01/2037 (A)	2,750	2,764
St. John the Baptist Parish, Sub-Ser, RB
2.375%, 06/01/2037 (A)	590	597

		33,663

Maryland — 2.0%
Baltimore, Harbor Point Project, TA Callable 06/01/2029 @ 100
3.500%, 06/01/2039 (B)	380	351
3.450%, 06/01/2035 (B)	180	168
3.400%, 06/01/2034 (B)	170	159
3.350%, 06/01/2033 (B)	160	150
3.300%, 06/01/2032 (B)	145	137
3.250%, 06/01/2031 (B)	130	124
Maryland State, Community Development Administration, Ser C, RB Callable 03/01/2029 @ 100
3.500%, 03/01/2050	620	684
Maryland State, Health & Higher Educational Facilities Authority, Adventist HealthCare, RB Callable 01/01/2027 @ 100
5.500%, 01/01/2036	2,000	2,263
Maryland State, Health & Higher Educational Facilities Authority, Lifebridge Health, RB Callable 07/01/2026 @ 100
4.000%, 07/01/2035	1,000	1,115
Maryland State, Health & Higher Educational Facilities Authority, University of Maryland Medical System, Ser B, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2032	5,000	6,040

SEI Tax Exempt Trust / Annual Report / August 31, 2020	29

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Maryland State, Ser A, GO
5.000%, 03/15/2025	$5,000	$6,064
5.000%, 03/15/2028	2,000	2,646
Maryland State, Ser C, GO
5.000%, 08/01/2024	3,000	3,557
Maryland State, Transportation Authority, AMT, RB
5.000%, 06/01/2027	4,850	5,894
Montgomery County, Ser A, GO
5.000%, 11/01/2023	5,500	6,331
Montgomery County, Ser A, GO Pre-Refunded @ 100
5.000%, 11/01/2024 (C)	1,625	1,942
Prince George’s County, Collington Episcopal Life Project, RB Callable 04/01/2027 @ 100
5.000%, 04/01/2030	2,880	2,969

		40,594

Massachusetts — 2.5%
Massachusetts State, Development Finance Agency, Partner Health Care, RB Pre-Refunded @ 100
5.000%, 07/01/2021 (C)	755	785
Massachusetts State, Development Finance Agency, Provident Commonwealth Education Resources, RB Callable 10/01/2026 @ 100
5.000%, 10/01/2027	2,965	2,925
Massachusetts State, Development Finance Agency, Ser A, RB Callable 01/01/2029 @ 100
5.000%, 07/01/2034	1,325	1,572
Massachusetts State, Development Finance Agency, Ser S, RB
5.000%, 07/15/2025 (B)	120	136
Massachusetts State, Development Finance Agency, Suffolk University, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2035	145	166
Massachusetts State, Development Finance Agency, UMass Student Housing Project, RB
5.000%, 10/01/2026	2,225	2,201
Massachusetts State, Development Finance Agency, Wellforce Project, Ser C, RB, AGM
5.000%, 10/01/2022	300	326
5.000%, 10/01/2023	300	338
Massachusetts State, Educational Financing Authority, Ser A, AMT, RB
5.000%, 07/01/2025	2,500	2,888

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Educational Financing Authority, Ser B, AMT, RB
5.000%, 07/01/2028	$1,750	$2,114
Massachusetts State, Educational Financing Authority, Ser K, AMT, RB
5.000%, 07/01/2022	5,000	5,323
Massachusetts State, Federal Highway Grant, Accelerated Bridge Project, Ser S, RB Callable 06/15/2025 @ 100
5.000%, 06/15/2026	2,500	3,036
Massachusetts State, Port Authority, Ser A, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2029	1,855	2,289
Massachusetts State, Port Authority, Ser A, AMT, RB Callable 07/01/2029 @ 100
5.000%, 07/01/2030	1,330	1,660
Massachusetts State, Port Authority, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2031	1,250	1,477
Massachusetts State, School Building Authority, Ser C, RB Callable 08/15/2025 @ 100
5.000%, 08/15/2029	1,370	1,663
Massachusetts State, Ser A, GO Callable 01/01/2029 @ 100
5.000%, 01/01/2035	5,500	7,133
Massachusetts State, Ser D, GO Callable 05/01/2029 @ 100
4.000%, 05/01/2034	6,500	7,935
Massachusetts State, Transportation Trust Fund Metropolitan Highway System Revenue, Ser A, RB Callable 01/01/2029 @ 100
5.000%, 01/01/2034	3,000	3,810
Massachusetts State, Water Pollution Abatement Trust, RB
5.000%, 08/01/2023	2,265	2,577

		50,354

Michigan — 2.3%
Great Lakes, Water Authority, Water Supply System, Ser C, RB
5.000%, 07/01/2031	3,665	4,460
Great Lakes, Water Authority, Water Supply System, Ser D, RB
5.000%, 07/01/2036	5,000	5,994
Imlay, Community Schools, Ser I, GO
5.000%, 05/01/2029	420	562

30	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Michigan State, Finance Authority, Detroit Water Sewage, RB, AGM
5.000%, 07/01/2022	$5,000	$5,433
5.000%, 07/01/2023	2,500	2,829
Michigan State, Finance Authority, Detroit Water Sewage, RB, AGM Callable 07/01/2024 @ 100
5.000%, 07/01/2030	1,000	1,149
Michigan State, Finance Authority, Government Loan Program, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2034	2,565	2,994
Michigan State, Finance Authority, Hospital Oakwood Project, RB Callable 08/15/2023 @ 100
5.000%, 08/15/2031	3,300	3,632
Michigan State, Finance Authority, Hospital Sparrow Project, RB Callable 05/15/2025 @ 100
5.000%, 11/15/2033	2,755	3,143
Michigan State, Finance Authority, Hospital Trinity Health Credit, RB Callable 12/01/2027 @ 100
5.000%, 12/01/2034	2,000	2,463
Michigan State, Hospital Finance Authority, Ser Senior CR, RB Callable 05/15/2030 @ 100
5.000%, 11/15/2047	345	434
Michigan State, Housing Development Authority, Ser B, RB Callable 12/01/2028 @ 100
3.750%, 06/01/2050	280	311
Michigan State, Strategic Fund, AMT, RB Callable 12/31/2028 @ 100
5.000%, 12/31/2031	3,500	4,103
Michigan State, Tobacco Settlement Finance Authority, Ser A, RB Callable 09/16/2020 @ 100
6.000%, 06/01/2034	1,140	1,143
Richmond, Community Schools, Ser I, GO Callable 05/01/2029 @ 100
5.000%, 05/01/2031	940	1,233
Utica, Community Schools, GO
5.000%, 05/01/2025	2,500	3,015
Wayne County, Airport Authority, Ser D, RB Callable 12/01/2025 @ 100
5.000%, 12/01/2030	1,300	1,536
5.000%, 12/01/2031	1,800	2,118

		46,552

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Minnesota — 0.5%
Apple Valley, Senior Living Project, RB Callable 01/01/2022 @ 100
5.500%, 01/01/2029	$1,390	$1,400
5.500%, 01/01/2031	1,275	1,282
5.250%, 01/01/2037	500	381
Duluth, Independent School District No. 709, Ser A, COP
5.000%, 02/01/2025	500	590
Minneapolis & St. Paul, Metropolitan Airports Commission, Ser C, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2029	300	369
5.000%, 01/01/2031	300	365
Minnesota State, Municipal Power Agency, Ser A, RB
5.000%, 10/01/2022	200	219
Minnesota State, Municipal Power Agency, Ser A, RB Callable 10/01/2024 @ 100
5.000%, 10/01/2025	350	413
5.000%, 10/01/2027	600	705
Rochester, Mayo Clinic Project, Ser C, RB
4.500%, 11/15/2038 (A)	1,535	1,594
St. Cloud, Centracare Health System, Ser A, RB Callable 05/01/2026 @ 100
5.000%, 05/01/2030	1,115	1,331
5.000%, 05/01/2031	695	826

		9,475

Mississippi — 0.3%
Mississippi State, Business Finance Commission, Chevron USA Project, Ser L, RB Callable 09/01/2020 @ 100
0.030%, 11/01/2035 (A)	1,000	1,000
Mississippi State, Business Finance, Chevron USA Project, Ser B, RB Callable 09/01/2020 @ 100
0.030%, 12/01/2030 (A)	250	250
Mississippi State, Business Finance, Chevron USA Project, Ser H, RB Callable 09/01/2020 @ 100
0.030%, 11/01/2035 (A)	1,495	1,495
Mississippi State, Ser A, RB
5.000%, 10/15/2022	400	436
5.000%, 10/15/2023	285	322
Mississippi State, Ser E, RB Callable 10/15/2025 @ 100
5.000%, 10/15/2029	1,000	1,158

SEI Tax Exempt Trust / Annual Report / August 31, 2020	31

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
West Rankin, Utility Authority, RB, AGM Callable 01/01/2025 @ 100
5.000%, 01/01/2029	$1,100	$1,280

		5,941

Missouri — 2.1%
Bi-State, Development Agency of the Missouri-Illinois Metropolitan District, RB Callable 10/01/2029 @ 100
4.000%, 10/01/2036	995	1,172
Kansas City, Airport Revenue, General Improvement Project, Ser A, AMT, RB Callable 09/01/2021 @ 100
5.000%, 09/01/2023	8,015	8,328
Kansas City, Land Clearance Redevelopment Authority, Convention Center Hotel Project, RB Callable 02/01/2028 @ 100
5.000%, 02/01/2040 (B)	230	241
4.375%, 02/01/2031 (B)	600	620
Kansas City, Sanitary Sewer System Revenue, Sub-Ser A, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2032	1,000	1,269
Missouri State, Health & Educational Facilities Authority, CoxHealth, Ser A, RB Callable 11/15/2025 @ 100
5.000%, 11/15/2034	3,000	3,497
Missouri State, Health & Educational Facilities Authority, Saint Lukes Health System, RB Callable 05/15/2026 @ 100
5.000%, 11/15/2028	1,000	1,212
Missouri State, Health & Educational Facilities Authority, SSM Health Care Project, Ser A, RB Callable 06/01/2024 @ 100
5.000%, 06/01/2028	3,425	3,893
Missouri State, Health & Educational Facilities Authority, The Washington University Project, Ser B, RB
0.030%, 09/01/2030 (A)	2,000	2,000
Missouri State, Housing Development Commission, RB, GNMA/FNMA/FHLMC Callable 05/01/2029 @ 100
3.875%, 05/01/2050	1,160	1,299
Missouri State, Housing Development Commission, Ser A, RB, GNMA/FNMA/ FHLMC Callable 05/01/2029 @ 100
3.500%, 11/01/2050	750	831

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2029	$2,000	$2,334
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, Ser A, RB Callable 01/01/2024 @ 100
5.000%, 01/01/2027	1,850	2,113
5.000%, 01/01/2028	1,400	1,595
Missouri State, Joint Municipal Electric Utility Commission, Prairie Project, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 12/01/2026	5,135	6,160
St Louis, Airport Revenue, AMT, RB Callable 07/01/2029 @ 100
5.000%, 07/01/2032	595	727
5.000%, 07/01/2033	625	759
University of Missouri, Ser A, RB
5.000%, 11/01/2024	3,000	3,586

		41,636

Montana — 0.1%
Kalispell, Housing & Healthcare Facilities, Immanuel Lutheran Project, Ser A, RB Callable 05/15/2025 @ 102
5.250%, 05/15/2029	1,130	1,176

Nebraska — 1.3%
Central Plains, Energy Project, Ser A, RB
5.000%, 09/01/2031	3,700	4,810
5.000%, 09/01/2034	1,000	1,339
5.000%, 09/01/2035	2,840	3,831
5.000%, 09/01/2036	3,140	4,262
Nebraska State, Public Power District, Ser A, RB Callable 01/01/2022 @ 100
5.000%, 01/01/2029	765	809
Nebraska State, Public Power District, Ser A, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2033	1,000	1,261
Nebraska State, Public Power Generation Agency, Whelan Energy Center, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2030	5,500	6,439
Omaha, Public Power District, Ser A, RB Callable 02/01/2026 @ 100
5.000%, 02/01/2027	1,500	1,857
Omaha, Public Power District, Ser B, RB Pre-Refunded @ 100
5.000%, 02/01/2021 (C)	2,000	2,040

32	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Washington County, Waste Water Authority, AMT, RB
0.900%, 09/01/2030 (A)	$700	$700

		27,348

Nevada — 0.6%
Clark County, Airport Authority, Las Vegas McCarran International Project, RB
5.000%, 07/01/2027	1,545	1,943
Clark County, School District, Ser A, GO, AGM
5.000%, 06/15/2026	1,000	1,226
Clark County, School District, Ser B, GO, AGM
5.000%, 06/15/2029	1,000	1,306
Clark County, Ser B, GO Callable 11/01/2026 @ 100
5.000%, 11/01/2029	5,000	6,210
Las Vegas, Convention & Visitors Authority, Ser C, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2030	525	572
Reno, Sales Tax Revenue, First Lien, RB Callable 12/01/2028 @ 100
5.000%, 06/01/2037	590	658
Reno, Sales Tax Revenue, Second Lien, RB, AGM Callable 12/01/2028 @ 100
5.000%, 06/01/2033	400	485
Sparks, Sales Tax Revenue, Ser A, RB
2.500%, 06/15/2024 (B)	255	253

		12,653

New Jersey — 4.0%
New Jersey State, Economic Development Authority, Continental Airlines Project, AMT, RB Callable 03/05/2024 @ 101
5.625%, 11/15/2030	1,160	1,203
New Jersey State, Economic Development Authority, NJ Transit Project, RB Callable 11/01/2029 @ 100
4.000%, 11/01/2037	1,000	1,077
New Jersey State, Economic Development Authority, Provident Group Montclair Project, RB, AGM
5.000%, 06/01/2027	995	1,228
New Jersey State, Economic Development Authority, Provident Group Montclair Project, RB, AGM Callable 06/01/2027 @ 100
5.000%, 06/01/2037	1,225	1,448

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Economic Development Authority, School Facilities Construction Project, RB Callable 03/01/2023 @ 100
5.000%, 03/01/2025	$1,775	$1,925
5.000%, 03/01/2028	1,250	1,346
New Jersey State, Economic Development Authority, School Facilities Project, RB
5.000%, 06/15/2022	3,800	3,946
New Jersey State, Economic Development Authority, School Facilities Project, RB Callable 06/15/2025 @ 100
5.250%, 06/15/2027	3,000	3,448
5.250%, 06/15/2031	4,750	5,366
5.000%, 06/15/2026	3,020	3,454
New Jersey State, Educational Facilities Authority, Ser C, RB, AGM Callable 07/01/2030 @ 100
4.000%, 07/01/2050	130	146
New Jersey State, Health Care Facilities Financing Authority, Barnabas Health Project, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2023	855	923
New Jersey State, Health Care Facilities Financing Authority, Inspira Health Obligated Group, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2036	2,250	2,680
New Jersey State, Health Care Facilities Financing Authority, Valley Health System Obligated Group, RB Callable 07/01/2029 @ 100
5.000%, 07/01/2033	2,590	3,254
New Jersey State, Higher Education Student Assistance Authority, Ser B, AMT, RB
5.000%, 12/01/2024	2,400	2,742
New Jersey State, Housing & Mortgage Finance Agency, Ser D, AMT, RB
4.000%, 10/01/2021	2,120	2,189
New Jersey State, Tobacco Settlement Financing, Ser A, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2035	10,000	12,297
New Jersey State, Tobacco Settlement Financing, Sub-Ser B, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2046	4,390	4,970
New Jersey State, Transportation Trust Fund Authority, Federal Highway Reimbursement Notes, RB Callable 06/15/2026 @ 100
5.000%, 06/15/2028	2,000	2,339

SEI Tax Exempt Trust / Annual Report / August 31, 2020	33

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Transportation Trust Fund Authority, RB
5.000%, 12/15/2024	$280	$321
New Jersey State, Transportation Trust Fund Authority, RB Callable 06/15/2026 @ 100
5.000%, 06/15/2030	3,585	4,141
New Jersey State, Transportation Trust Fund Authority, Ser B, RB Callable 06/15/2021 @ 100
5.500%, 06/15/2031	3,270	3,356
New Jersey State, Transportation Trust Fund Authority, Ser S, RB Callable 12/15/2028 @ 100
5.000%, 06/15/2032	1,250	1,480
New Jersey State, Turnpike Authority, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2033	2,230	2,669
New Jersey State, Turnpike Authority, Ser E, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2031	1,250	1,558
5.000%, 01/01/2032	6,000	7,416
5.000%, 01/01/2033	350	429
South Jersey Port, Marine Terminal, Sub-Ser B, AMT, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2032	285	322
5.000%, 01/01/2033	425	478
5.000%, 01/01/2034	570	639
5.000%, 01/01/2035	570	637
5.000%, 01/01/2036	570	635
5.000%, 01/01/2037	570	633

		80,695

New Mexico — 0.1%
New Mexico State, Hospital Equipment Loan Council, Presbyterian Health Care Services, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2030	1,130	1,334
Santa Fe, Retirement Facilities Revenue, El Castillo Retirement Project, RB Callable 05/15/2026 @ 103
5.000%, 05/15/2034	650	700

		2,034

New York — 6.2%
Long Island, Power Authority, RB Callable 09/01/2027 @ 100
5.000%, 09/01/2033	250	311
5.000%, 09/01/2034	1,000	1,240

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Long Island, Power Authority, Ser B, RB
5.000%, 09/01/2031	$3,165	$3,866
Long Island, Power Authority, Ser B, RB Callable 03/01/2025 @ 100
0.850%, 09/01/2050 (A)	1,500	1,506
Metropolitan New York, Transportation Authority, Ser A1, RB, BAN
5.000%, 02/01/2023	1,920	2,018
Metropolitan New York, Transportation Authority, Ser A-2, RB
5.000%, 11/15/2034 (A)	1,000	1,070
5.000%, 11/15/2045 (A)	500	579
Metropolitan New York, Transportation Authority, Ser B, RB
5.000%, 11/15/2022	3,080	3,227
Metropolitan New York, Transportation Authority, Ser B1, RB Callable 11/15/2023 @ 100
5.000%, 11/15/2029	4,140	4,572
Metropolitan New York, Transportation Authority, Ser C-1, RB Callable 05/15/2028 @ 100
5.000%, 11/15/2031	4,000	4,450
Metropolitan New York, Transportation Authority, Ser D, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2030	1,000	1,093
Monroe County, Industrial Development Authority, University of Rochester Project, Ser A, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,325	1,679
Nassau County, Local Economic Assistance, Catholic Health Services of Long Island Project, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2029	1,000	1,131
New York & New Jersey, Port Authority, JFK International Air Terminal Project, RB Callable 10/01/2020 @ 100
6.500%, 12/01/2028	3,500	3,547
New York City, Industrial Development Agency, Trips Obligation Group, Ser A, AMT, RB
5.000%, 07/01/2022	1,115	1,179
New York City, Ser A-1, GO 5.000%, 08/01/2026	465	574
New York City, Ser A-1, GO Callable 08/01/2030 @ 100
5.000%, 08/01/2032	1,810	2,365
New York City, Ser B-1, GO Callable 10/01/2029 @ 100
4.000%, 10/01/2035	500	588

34	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York City, Ser E, GO
5.000%, 08/01/2023	$1,315	$1,487
New York City, Ser F, GO Callable 02/01/2022 @ 100
5.000%, 08/01/2028	2,500	2,660
New York City, Ser G4, GO
0.080%, 04/01/2042 (A)(F)	1,000	1,000
New York City, Sub-Ser G1, GO Callable 04/01/2022 @ 100
5.000%, 04/01/2023	2,055	2,206
New York City, Sub-Ser I, GO Callable 03/01/2024 @ 100
5.000%, 03/01/2025	2,500	2,894
New York City, Transitional Finance Authority Future Tax Secured Revenue, RB Callable 11/01/2030 @ 100
5.000%, 11/01/2032	925	1,235
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser E1, RB Callable 02/01/2022 @ 100
5.000%, 02/01/2026	2,470	2,631
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser I, RB Callable 05/01/2023 @ 100
5.000%, 05/01/2028	2,500	2,793
New York City, Trust for Cultural Resources, Whitney Museum of American Art Project, RB Callable 01/01/2021 @ 100
5.000%, 07/01/2021	1,320	1,339
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, Ser 1, RB Pre-Refunded @ 100
5.000%, 01/01/2022 (C)	610	649
New York State, Dormitory Authority, New York State University Project, Ser A, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2035	2,000	2,424
New York State, Dormitory Authority, New York Touro College & University System, Ser A, RB Callable 07/02/2024 @ 100
5.250%, 01/01/2034	910	968
New York State, Dormitory Authority, North Shore Jewish Project, Ser A, RB Pre-Refunded @ 100
5.000%, 05/01/2021 (C)	2,135	2,203

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, RB, AGM Callable 10/01/2028 @ 100
5.000%, 10/01/2033	$3,250	$4,088
New York State, Dormitory Authority, Ser 1, RB
5.000%, 01/15/2027	1,000	1,235
New York State, Dormitory Authority, Ser 1, RB Callable 01/15/2028 @ 100
5.000%, 01/15/2031	5,000	6,183
New York State, Dormitory Authority, Ser 2015B-B, RB Callable 09/15/2025 @ 100
5.000%, 03/15/2030	5,000	6,019
New York State, Dormitory Authority, Ser A, RB Callable 02/15/2024 @ 100
5.000%, 02/15/2025	2,500	2,887
New York State, Dormitory Authority, Ser D, RB
5.000%, 02/15/2028	1,900	2,463
New York State, Dormitory Authority, State University Project, RB Callable 05/15/2022 @ 100
5.000%, 05/15/2023	970	1,039
New York State, Liberty Development Authority, World Trade Center Project, RB Callable 11/15/2024 @ 100
5.150%, 11/15/2034 (B)	2,000	2,113
New York State, Mortgage Agency, Ser 189, AMT, RB Callable 10/01/2023 @ 100
3.250%, 04/01/2025	1,000	1,066
3.150%, 04/01/2024	920	982
New York State, Mortgage Agency, Ser 194, AMT, RB
3.250%, 10/01/2024	1,000	1,091
New York State, Thruway Authority, Ser A, RB Callable 03/15/2021 @ 100
5.000%, 03/15/2025	6,750	6,924
New York State, Thruway Authority, Ser J, RB Callable 01/01/2024 @ 100
5.000%, 01/01/2027	2,095	2,386
New York State, Thruway Authority, Ser L, RB
5.000%, 01/01/2024	3,250	3,704
New York State, Transportation Development, AMT, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2034	4,000	4,299

SEI Tax Exempt Trust / Annual Report / August 31, 2020	35

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Urban Development Authority, Personal Income Tax, RB Callable 03/15/2024 @ 100
5.000%, 03/15/2032	$3,335	$3,830
New York State, Urban Development Authority, Personal Income Tax, Ser E, RB Callable 03/15/2023 @ 100
5.000%, 03/15/2031	3,500	3,883
New York State, Urban Development Authortiy, RB
5.000%, 03/15/2022	1,165	1,251
New York State, Utility Debt Securitization Authority, RB Callable 12/15/2025 @ 100
5.000%, 12/15/2033	1,810	2,196
Triborough, Bridge & Tunnel Authority, Ser F, RB
0.020%, 11/01/2032 (A)(F)	4,000	4,000
TSASC, Tobacco Settlement Bonds, Ser A, RB
5.000%, 06/01/2025	1,000	1,172
TSASC, Tobacco Settlement Bonds, Ser A, RB Callable 06/01/2027 @ 100
5.000%, 06/01/2030	525	634
5.000%, 06/01/2031	525	630
Westchester, Tobacco Asset Securitization, Ser B, RB Callable 06/01/2027 @ 100
5.000%, 06/01/2031	2,000	2,410

		125,969

North Carolina — 0.9%
Charlotte, Airport Revenue, RB
5.000%, 07/01/2026	1,525	1,882
5.000%, 07/01/2027	1,500	1,896
Columbus County, Industrial Facilities & Pollution Control Financing Authority, AMT, RB
2.100%, 03/01/2027 (A)	1,565	1,638
North Carolina State, Medical Care Commission, RB Callable 04/01/2022 @ 100
2.500%, 10/01/2024	740	740
North Carolina State, Medical Care Commission, RB Callable 01/01/2027 @ 103
5.000%, 01/01/2029	285	311
North Carolina State, Medical Care Commission, Ser A, RB Callable 01/01/2026 @ 103
5.000%, 01/01/2038	605	655

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
North Carolina State, Medical Care Commission, Vidant Health, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2032	$2,500	$2,886
North Carolina State, Ser C, GO
5.000%, 05/01/2022	5,000	5,404
North Carolina State, Turnpike Authority, RB, AGM Callable 01/01/2029 @ 100
5.000%, 01/01/2034	2,000	2,512

		17,924

North Dakota — 0.1%
North Dakota, Housing Finance Agency, Home Mortgage Finance Program, RB Callable 01/01/2028 @ 100
3.550%, 07/01/2033	1,000	1,093

Ohio — 2.7%
Allen County, Hospital Facilities Revenue, RB
5.000%, 12/01/2028	750	980
American Municipal Power, Ser A, RB Callable 02/15/2024 @ 100
5.000%, 02/15/2027	5,000	5,722
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB Callable 06/01/2030 @ 100
5.000%, 06/01/2032	6,055	7,906
5.000%, 06/01/2033	1,150	1,490
5.000%, 06/01/2035	1,150	1,475
4.000%, 06/01/2038	580	675
Buckeye, Tobacco Settlement Financing Authority, Ser B, RB Callable 06/01/2030 @
22 5.700%, 06/01/2057 (D)	3,035	440
Buckeye, Tobacco Settlement Financing Authority, Ser B, RB Callable 06/01/2030 @ 100
5.000%, 06/01/2055	1,600	1,757
Cuyahoga County, Hospital Revenue, Metrohealth System, RB Callable 02/15/2027 @ 100
5.000%, 02/15/2037	3,000	3,411
Franklin County, Hospital Facilities, Nationwide Children’s Hospital, RB
0.080%, 05/01/2029 (A)	5,500	5,500
Hancock County, Blanchard Valley Regional Health Center Project, RB
5.250%, 12/01/2020	2,000	2,023
Montgomery County, Miami Valley Hospital Project, Ser A, RB Callable 11/15/2020 @ 100
5.750%, 11/15/2022	2,500	2,526

36	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Ohio State, Capital Facilities Correctional Building Fund Project, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2030	$2,655	$3,377
Ohio State, Higher Educational Facilities Commission, Case Western Reserve University Project, RB
5.000%, 12/01/2022	4,000	4,380
Ohio State, Higher Educational Facilities Commission, Case Western Reserve University Project, RB Callable 12/01/2027 @ 100
5.000%, 12/01/2029	2,615	3,243
Ohio State, Hospital Facility Authority, Cleveland Clinic Health Project, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2031	1,250	1,579
Ohio State, Hospital Revenue, Ser B, RB
Callable 01/15/2025 @ 100
5.000%, 01/15/2050 (A)	3,230	3,788
Ohio State, Portsmouth Bypass Project, AMT, RB, AGM Callable 06/30/2025 @ 100
5.000%, 12/31/2027	655	774
Ohio State, Turnpike Commission, Infrastructure Project, RB Callable 02/15/2023 @ 100
5.250%, 02/15/2029	2,500	2,764

		53,810

Oklahoma — 0.1%
Oklahoma State, Development Finance Authority, OU Medicine Project, Ser B, RB Callable 08/15/2028 @ 100
5.250%, 08/15/2043	2,510	2,940

Oregon — 1.1%
Clackamas County, Hospital Facility Authority, Rose Villa Project, Ser A, RB Callable 11/15/2025 @ 102
5.125%, 11/15/2040	500	530
Marion & Polk County, Salem-Keizer School District No. 24J, Ser B, GO
0.000%, 5.000%, 06/15/2021, 06/15/2024 (G)	250	282
0.000%, 5.000%, 06/15/2021, 06/15/2025 (G)	275	321
Medford, Hospital Facilities Authority, Ser A, RB
5.000%, 08/15/2026	260	322

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Medford, Hospital Facilities Authority, Ser A, RB Callable 08/15/2030 @ 100
5.000%, 08/15/2034	$1,000	$1,302
Oregon State, Department of Administrative Services, State Lottery, Ser A, RB Callable 04/01/2025 @ 100
5.000%, 04/01/2030	2,150	2,575
Oregon State, Department of Administrative Services, State Lottery, Ser C, RB
5.000%, 04/01/2024	2,450	2,862
Oregon State, Facilities Authority, Legacy Health Project, Ser A, RB
5.000%, 06/01/2024	1,000	1,158
Oregon State, Facilities Authority, Legacy Health Project, Ser A, RB Callable 06/01/2026 @ 100
5.000%, 06/01/2035	2,500	2,930
Oregon State, Property Tax, Ser J, GO Pre-Refunded @ 100
5.000%, 05/01/2021 (C)	3,755	3,876
Oregon State, Ser A, GO
5.000%, 05/01/2028	2,900	3,852
Port of Portland, Airport Revenue, RB
5.000%, 07/01/2029	1,040	1,320
Umatilla County, School District No. 8R Hermiston, Ser A, GO
2.257%, 06/15/2027 (D)	1,000	933

		22,263

Pennsylvania — 5.8%
Allegheny County, Hospital Development Authority, Allegheny Health Network Project, RB Callable 04/01/2028 @ 100
5.000%, 04/01/2030	5,000	6,222
Allegheny County, Port Authority, RB Callable 03/01/2021 @ 100
5.000%, 03/01/2025	2,200	2,250
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB
5.000%, 05/01/2022 (B)	755	782
Allentown, Neighborhood Improvement Zone Development Authority, Ser A, RB Callable 05/01/2022 @ 100
5.000%, 05/01/2026	1,375	1,451
Bucks County, Industrial Development Authority, Lane Charter School Project, RB Callable 03/15/2027 @ 100
5.125%, 03/15/2036	2,000	2,238

SEI Tax Exempt Trust / Annual Report / August 31, 2020	37

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Commonwealth Financing Authority, Tobacco Master Settlement, RB
5.000%, 06/01/2026	$2,995	$3,683
Commonwealth Financing Authority, Tobacco Master Settlement, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2033	3,500	4,354
Delaware Valley, Regional Finance Authority, Ser C, RB Callable 09/01/2022 @ 100
0.620%, 09/01/2048 (A)	4,000	3,960
East Hempfield Township, Industrial Development Authority, Student Services, Student Housing Project, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2029	725	744
5.000%, 07/01/2034	875	891
Lancaster County, Hospital Authority, Brethren Village Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2031	560	593
5.000%, 07/01/2032	560	589
Lancaster County, Hospital Authority, University of Pennsylvania Health System Project, Ser B, RB
5.000%, 08/15/2026	1,940	2,414
Luzerne County, Industrial Development Authority, America Water Project, AMT, RB Callable 12/03/2029 @ 100
2.450%, 12/01/2039 (A)	2,500	2,721
Montgomery County, Higher Education & Health Authority, Thomas Jefferson University Project, RB Callable 09/01/2028 @ 100
5.000%, 09/01/2033	2,815	3,450
Montgomery County, Industrial Development Authority, Retirement Communities Revenue, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2036	4,485	5,181
Moon Township, Industrial Development Authority, Presbyterian Health Care Project, RB Callable 07/01/2025 @ 100
5.625%, 07/01/2030	1,810	1,900
Octorara Area, School District, GO, AGM
4.000%, 04/01/2024	250	281
4.000%, 04/01/2025	650	749
Pennsylvania State, GO
5.000%, 09/15/2026	2,500	3,136

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Pennsylvania State, Higher Educational Facilities Authority, Drexel University Project, Ser A, RB Pre-Refunded @ 100
5.250%, 05/01/2021 (C)	$2,680	$2,770
Pennsylvania State, Housing Finance Agency, Ser 114A, AMT, RB Callable 10/01/2021 @ 100
3.350%, 10/01/2026	2,000	2,050
Pennsylvania State, Turnpike Commission, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2030	5,000	6,028
Pennsylvania State, Turnpike Commission, Ser B, RB Callable 12/01/2025 @ 100
5.000%, 12/01/2033	3,000	3,526
Pennsylvania State, Turnpike Commission, Sub-Ser A1, RB Callable 12/01/2024 @ 100
5.000%, 12/01/2030	4,260	4,876
Pennsylvania State, Turnpike Commission, Sub-Ser B, RB Callable 06/01/2026 @ 100
5.000%, 06/01/2028	3,000	3,602
Pennsylvania State, Turnpike Commission, Sub-Ser, RB Callable 12/01/2027 @ 100
5.000%, 12/01/2033	6,000	7,394
5.000%, 12/01/2035	1,000	1,221
Philadelphia, Airport Revenue, Ser A, AMT, RB Callable 06/15/2021 @ 100
5.000%, 06/15/2027	1,680	1,730
Philadelphia, Airport Revenue, Ser B, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2031	1,000	1,197
Philadelphia, Industrial Development Authority, University Square Apartments Project, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2037	4,725	5,476
Philadelphia, Redevelopment Authority, Ser B, AMT, RB
5.000%, 04/15/2025	1,250	1,440
Philadelphia, School District, Ser A, GO
5.000%, 09/01/2029	1,500	1,961
Philadelphia, School District, Ser A, GO Callable 09/01/2028 @ 100
5.000%, 09/01/2030	1,000	1,268
5.000%, 09/01/2036	2,000	2,457

38	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Philadelphia, School District, Ser A, GO Callable 09/01/2029 @ 100
4.000%, 09/01/2035	$5,000	$5,821
Philadelphia, School District, Ser F, GO Pre-Refunded @ 100
5.000%, 09/01/2026 (C)	25	32
Philadelphia, School District, Ser F, GO Callable 09/01/2026 @ 100
5.000%, 09/01/2028	3,390	4,159
5.000%, 09/01/2030	7,975	9,696
Pittsburgh, Water & Sewer Authority, First Lien, Ser A, RB, AGM Callable 09/01/2023 @ 100
5.000%, 09/01/2025	2,840	3,216

		117,509

Puerto Rico — 1.2%
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-2, RB Callable 07/01/2028 @ 100
4.329%, 07/01/2040	1,250	1,309
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A1, RB Callable 07/01/2028 @ 41
5.448%, 07/01/2046 (D)	11,550	3,299
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A1, RB Callable 07/01/2028 @ 100
4.750%, 07/01/2053	2,770	2,905
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A-1, RB Callable 07/01/2028 @ 100
4.550%, 07/01/2040	8,625	9,164
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A-2, RB Callable 07/01/2028 @ 100
4.329%, 07/01/2040	7,290	7,636

		24,313

Rhode Island — 0.1%
Rhode Island State, Health & Educational Building Authority, University of Rhode Island Project, Ser B, RB Callable 09/15/2026 @ 100
5.000%, 09/15/2028	1,405	1,703
Rhode Island State, Student Loan Authority, Ser A, AMT, RB Callable 12/01/2023 @ 100
3.000%, 12/01/2024	625	647

		2,350

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

South Carolina — 0.9%
Charleston, Educational Excellence Finance, Charleston County School Project, Ser B, RB Callable 12/01/2023 @ 100
5.000%, 12/01/2027	$2,500	$2,840
South Carolina State, Housing Finance & Development Authority, Ser B, RB Callable 01/01/2029 @ 102
3.750%, 01/01/2050	775	873
South Carolina State, Jobs-Economic Development Authority, Ser A, RB Callable 12/15/2026 @ 100
5.750%, 06/15/2039 (B)	1,870	2,049
South Carolina State, Port Authority, AMT, RB Callable 07/01/2025 @ 100
4.000%, 07/01/2035	1,160	1,264
South Carolina State, Port Authority, AMT, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2029	2,250	2,837
5.000%, 07/01/2030	1,500	1,880
South Carolina State, Public Service Authority, Ser A, RB Callable 06/01/2026 @ 100
5.000%, 12/01/2029	1,000	1,210
South Carolina State, Public Service Authority, Ser C, RB Callable 12/01/2024 @ 100
5.000%, 12/01/2026	3,800	4,436

		17,389

South Dakota — 0.2%
South Dakota State, Health & Educational Facilities Authority, Sanford Obligated Group, RB Callable 11/01/2025 @ 100
5.000%, 11/01/2027	830	990
5.000%, 11/01/2028	900	1,066
South Dakota State, Health & Educational Facilities Authority, Sanford Obligation Group, RB Callable 11/01/2025 @ 100
5.000%, 11/01/2035	1,005	1,160
South Dakota State, Housing Development Authority, Ser B, RB Callable 05/01/2028 @ 100
4.000%, 11/01/2049	1,130	1,268

		4,484

SEI Tax Exempt Trust / Annual Report / August 31, 2020	39

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Tennessee — 0.9%
Chattanooga, Commonspirit Health, Ser A, RB Callable 08/01/2029 @ 100
5.000%, 08/01/2034	$1,000	$1,240
5.000%, 08/01/2035	415	512
Greeneville, Health & Educational Facilities Board, Ballad Health Obligation Group, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2031	3,000	3,253
Memphis-Shelby County, Airport Authority, Ser D, RB Callable 07/01/2021 @ 100
5.000%, 07/01/2024	1,890	1,955
Nashville & Davidson County, Metropolitan Government, Ser A, RB Callable 05/15/2023 @ 100
5.000%, 05/15/2029	2,040	2,291
Tennessee State, Energy Acquisition, RB Callable 08/01/2025 @ 100
4.000%, 11/01/2049 (A)	2,500	2,857
Tennessee State, Energy Acquisition, Ser C, RB
5.000%, 02/01/2027	3,485	4,281
Tennessee, Housing Development Agency, AMT, RB Callable 07/01/2024 @ 100
4.000%, 07/01/2045	1,595	1,688

		18,077

Texas — 10.6%
Arlington, Special Tax Revenue, Special Tax, AGM Callable 02/15/2025 @ 100
5.000%, 02/15/2030	2,000	2,363
Austin, Electric Utility Revenue, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2032	1,535	1,890
Austin, Texas Airport System Revenue, Ser B, AMT, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2037	900	1,052
Austin-Bergstrom, Landhost Enterprises, RB
5.000%, 10/01/2026	465	544
Brownsville, Utilities System Revenue, Ser A, RB Callable 09/01/2023 @ 100
5.000%, 09/01/2024	5,000	5,657
Central Texas, Regional Mobility Authority, RB Callable 01/01/2026 @ 100
5.000%, 01/01/2029	5,095	6,045

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Central Texas, Regional Mobility Authority, Senior Lien, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 01/01/2032	$1,350	$1,560
Central Texas, Turnpike System, Sub-Ser C, RB Callable 08/15/2024 @ 100
5.000%, 08/15/2031	2,500	2,852
5.000%, 08/15/2033	6,500	7,365
Clifton, Higher Education Finance, Public Schools Project, RB, PSF-GTD Callable 08/15/2024 @ 100
5.000%, 08/15/2027	1,050	1,234
Collin County, Community College District, Ser A, GO Callable 08/15/2029 @ 100
4.000%, 08/15/2034	2,500	3,055
Corpus Christi, Utility System Revenue, Ser A, RB Callable 07/15/2030 @ 100
5.000%, 07/15/2033	1,500	2,000
Cypress-Fairbanks, Independent School District, GO, PSF-GTD Callable 02/15/2029 @ 100
5.000%, 02/15/2032	6,500	8,566
Dallas City, Convention Center Hotel Project, Ser A, RB Callable 10/01/2020 @ 100
5.250%, 01/01/2023	3,495	3,501
Dallas City, GO
5.000%, 02/15/2026	4,400	5,412
Dallas City, Love Field, Airport Modernization, AMT, RB Callable 11/01/2026 @ 100
5.000%, 11/01/2030	1,000	1,180
5.000%, 11/01/2031	1,250	1,466
5.000%, 11/01/2032	2,500	2,917
5.000%, 11/01/2033	1,175	1,366
5.000%, 11/01/2034	1,000	1,159
5.000%, 11/01/2035	1,000	1,156
Dallas County, Utility & Reclamation District, GO
5.000%, 02/15/2028	3,500	4,503
Dallas-Fort Worth, International Airport Facilities Improvement Authority, Ser G, RB Callable 11/01/2023 @ 100
5.250%, 11/01/2026	2,250	2,561
Dallas-Fort Worth, International Airport Revenue, RB
5.000%, 11/01/2021	430	454

40	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Dallas-Fort Worth, International Airport Revenue, Ser A, RB
5.000%, 11/01/2024	$250	$296
Denton, Utility System Revenue, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2032	7,500	9,330
Dickinson, Independent School District, GO, PSF-GTD Callable 02/15/2024 @ 100
5.000%, 02/15/2031	2,445	2,789
El Paso, GO Callable 08/15/2026 @ 100
5.000%, 08/15/2034	2,050	2,511
El Paso, Water & Sewer Revenue, RB Callable 03/01/2024 @ 100
5.000%, 03/01/2027	1,975	2,295
Harris County, Cultural Education Facilities Finance, Baylor College of Medicine, RB
5.000%, 11/15/2021	1,000	1,048
5.000%, 11/15/2022	1,050	1,141
Harris County, Cultural Education Facilities Finance, Memorial Herman Health System, RB
5.000%, 12/01/2025	2,000	2,426
Harris County, Cultural Education Facilities Finance, TECO Project, RB Callable 11/15/2027 @ 100
5.000%, 11/15/2028	1,250	1,604
Harris County, Houston Sports Authority, Senior Lien, Ser A, RB Callable 11/15/2024 @ 100
5.000%, 11/15/2028	2,500	2,680
5.000%, 11/15/2029	2,325	2,485
5.000%, 11/15/2030	3,310	3,526
Harris County, Ser A, GO Callable 10/01/2025 @ 100
5.000%, 10/01/2028	3,600	4,415
Houston City, Ser A, RB
5.000%, 03/01/2025	3,070	3,688
Houston, Airport System Revenue, Sub-Ser B, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2027	6,000	6,446
Houston, Airport System Revenue, Sub-Ser B, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2029	3,685	4,674
Houston, Airport System Revenue, Sub-Ser C, AMT, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2029	2,450	3,060
5.000%, 07/01/2032	1,500	1,837

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Houston, Airport System Revenue, United Airlines Project, AMT, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2029	$3,340	$3,458
Houston, Utility System Revenue Authority, First Lien, Ser B, RB Callable 11/15/2023 @ 100
5.000%, 11/15/2028	2,610	2,985
Lower Colorado, River Authority, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2031	1,000	1,186
New Hope, Cultural Education Facilities Finance, Children’s Health System, Ser A, RB Callable 08/15/2027 @ 100
5.000%, 08/15/2030	1,645	2,051
North Texas, Municipal Water District, Water System Revenue, RB Callable 09/01/2026 @ 100
5.000%, 09/01/2027	5,560	6,994
North Texas, Tollway Authority, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2035	1,800	2,213
North Texas, Tollway Authority, Ser A, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2031	5,000	5,862
5.000%, 01/01/2034	4,785	5,559
North Texas, Tollway Authority, Ser A, RB Callable 01/01/2026 @ 100
5.000%, 01/01/2031	1,410	1,696
5.000%, 01/01/2033	995	1,186
North Texas, Tollway Authority, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2034	2,500	3,029
5.000%, 01/01/2035	1,000	1,209
North Texas, Tollway Authority, Ser B, RB Callable 01/01/2026 @ 100
5.000%, 01/01/2031	1,775	2,121
San Antonio, Airport System, Sub-Ser A, AMT, RB
5.000%, 07/01/2026	1,040	1,247
San Antonio, Electric and Gas Systems Revenue, RB
5.250%, 02/01/2024	6,000	7,007
San Antonio, Electric and Gas Systems Revenue, Ser Junior Lien, RB
1.750%, 02/01/2049 (A)	735	767
Tarrant County, College District, GO
5.000%, 08/15/2024	2,000	2,369
Tarrant County, Cultural Education Facilities Finance, Baylor Scott & White Health, RB Callable 05/15/2026 @ 100
5.000%, 11/15/2032	1,500	1,779

SEI Tax Exempt Trust / Annual Report / August 31, 2020	41

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Texas State, GO Pre-Refunded @ 100
5.000%, 04/01/2024 (C)	$3,000	$3,508
Texas State, GO Callable 04/01/2026 @ 100
5.000%, 04/01/2028	2,630	3,269
Texas State, Private Activity Bond, Surface Transportation, Senior Lien, AMT, RB Callable 09/01/2023 @ 100
7.000%, 12/31/2038	2,500	2,871
Texas State, Private Activity Bond, Surface Transportation, Senior Lien, Ser LBJ, RB Callable 10/01/2020 @ 100
7.500%, 06/30/2033	1,750	1,760
Texas State, Texas A&M University, Revenue Financing System, Ser E, RB
5.000%, 05/15/2025	2,535	3,086
Texas State, Transportation Commissions State Highway Fund, RB
5.000%, 10/01/2026	1,905	2,407
Texas State, Water Development Board, RB
5.000%, 10/15/2026	3,750	4,757
Texas State, Water System Revenue, Junior Lien, Ser A, RB Callable 11/15/2023 @ 100
5.000%, 05/15/2025	1,000	1,149
Trinity River Authority, Central Regional Wastewater System Revenue, RB Callable 08/01/2027 @ 100
5.000%, 08/01/2032	1,000	1,263
University of Houston, Ser A, RB
5.000%, 02/15/2021 (E)	105	107
University of Houston, Ser C, RB Callable 02/15/2026 @ 100
5.000%, 02/15/2029	3,000	3,647
University of Texas, Revenue Financing System, Ser H, RB
5.000%, 08/15/2025	5,000	6,155
University of Texas, Ser B, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2027	2,285	2,664

		215,470

Utah — 0.5%
Salt Lake City, Airport Revenue, Ser A, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2035	5,000	5,972
Salt Lake City, Airport Revenue, Ser B, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2035	1,500	1,817

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Utah County, Hospital Revenue, IHC Health Services, RB Callable 05/15/2030 @ 100
4.000%, 05/15/2043	$500	$582
Utah State, GO Callable 01/01/2029 @ 100
3.000%, 07/01/2034	495	564
Utah State, Transit Authority, Sub-Ser, RB, BAM Callable 06/15/2028 @ 100
5.000%, 12/15/2032	1,585	1,991

		10,926

Vermont — 0.0%
Vermont State, Housing Finance Agency, Ser F, AMT, RB Callable 05/01/2025 @ 100
4.000%, 11/01/2045	725	757

Virginia — 1.8%
Arlington County, Industrial Development Authority, Virginia Hospital Center, RB
5.000%, 07/01/2026	280	345
5.000%, 07/01/2027	250	316
5.000%, 07/01/2028	375	484
Fairfax County, Industrial Development Authority, Inova Health System Project, Ser S, RB
5.000%, 05/15/2026	3,055	3,797
Norfolk, Economic Development Authority, Sentara Health Care, Ser B, RB
5.000%, 11/01/2048 (A)	1,035	1,335
Richmond, Public Utility Revenue, RB
5.000%, 01/15/2026	5,000	6,232
Virginia State, College Building Authority, 21st Century College Program, RB Callable 02/01/2027 @ 100
5.000%, 02/01/2031	5,000	6,261
Virginia State, Public Building Authority, Ser A, RB Callable 08/01/2030 @ 100
4.000%, 08/01/2038	5,500	6,759
Virginia State, Small Business Financing Authority, AMT, RB Callable 01/01/2022 @ 100
5.000%, 07/01/2034	3,400	3,536
Virginia State, Tobacco Settlement Financing, Sub-Ser C, RB Callable 09/16/2020 @ 22
12.870%, 06/01/2047 (D)	41,470	8,206

		37,271

42	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Washington — 3.1%
King County, Public Hospital District No. 1, GO Callable 12/01/2026 @ 100
5.000%, 12/01/2027	$7,720	$9,195
King County, Sewer Revenue, Ser A, RB Pre-Refunded @ 100
5.000%, 01/01/2023 (C)	4,200	4,666
Port of Seattle, AMT, GO Callable 06/01/2021 @ 100
5.250%, 12/01/2021	1,000	1,037
Port of Seattle, AMT, RB
5.000%, 04/01/2028	5,055	6,301
Port of Seattle, AMT, RB Callable 04/01/2029 @ 100
5.000%, 04/01/2036	1,500	1,823
Port of Seattle, Ser A, RB Callable 08/01/2022 @ 100
5.000%, 08/01/2028	2,500	2,706
Port of Seattle, Ser C, AMT, RB Callable 10/01/2024 @ 100
5.000%, 04/01/2032	1,500	1,689
Washington State, Convention Center Public Facilities District, Sub-Ser, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2034	2,000	2,214
5.000%, 07/01/2035	2,000	2,213
Washington State, Electric Revenue, Northwest Energy, Columbia Generating Station, Ser C, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2031	1,500	1,798
Washington State, GO
5.000%, 07/01/2023	1,500	1,702
Washington State, Health Care Facilities Authority, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2027	1,250	1,455
Washington State, Housing Finance Commission, Ser A, RB Callable 07/01/2026 @ 103
5.000%, 01/01/2034 (B)	745	775
Washington State, Ser 2015-A1, GO Callable 08/01/2024 @ 100
5.000%, 08/01/2030	2,540	2,991
Washington State, Ser R-2015C, GO Callable 01/01/2025 @ 100
5.000%, 07/01/2032	5,000	5,946
Washington State, Ser R-2015E, GO Callable 01/01/2025 @ 100
5.000%, 07/01/2031	2,730	3,258

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Washington State, Ser R-2018D, GO Callable 08/01/2027 @ 100
5.000%, 08/01/2032	$5,000	$6,335
Washington State, Tobacco Settlement Authority, RB
5.000%, 06/01/2021	3,320	3,424
5.000%, 06/01/2022	2,700	2,894

		62,422

West Virginia — 0.3%
West Virginia State, Parkways Authority, Turnpike Toll Revenue, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2031	1,250	1,620
5.000%, 06/01/2032	1,510	1,944
5.000%, 06/01/2034	1,000	1,275
5.000%, 06/01/2035	1,005	1,277

		6,116

Wisconsin — 1.6%
Milwaukee County, Airport Revenue, Ser A, AMT, RB
5.000%, 12/01/2026	500	608
Wisconsin State, Health & Educational Facilities Authority, Advocate Aurora Health Credit Group, RB Callable 08/15/2028 @ 100
5.000%, 08/15/2031	4,155	5,230
Wisconsin State, Health & Educational Facilities Authority, Ascension Health Credit Group, RB Callable 05/15/2026 @ 100
5.000%, 11/15/2030	3,810	4,638
Wisconsin State, Health & Educational Facilities Authority, Children’s Hospital of Wisconsin, RB Callable 08/15/2027 @ 100
5.000%, 08/15/2034	1,835	2,239
Wisconsin State, Health & Educational Facilities Authority, Prohealth Care Obligation Group, RB Callable 08/15/2024 @ 100
5.000%, 08/15/2034	1,155	1,300
Wisconsin State, Health & Educational Facilities Authority, St. Camilus Health System, RB Callable 11/01/2026 @ 103
5.000%, 11/01/2028	470	518
5.000%, 11/01/2030	1,035	1,133
5.000%, 11/01/2039	1,135	1,197

SEI Tax Exempt Trust / Annual Report / August 31, 2020	43

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Wisconsin State, Health & Educational Facilities Authority, Unitypoint Health, Ser A, RB Callable 11/01/2024 @ 100
5.000%, 12/01/2029	$1,650	$1,892
Wisconsin State, Public Finance Authority, AFCO Investors II Portfolio Project, AMT, RB Callable 10/01/2022 @ 100
5.000%, 10/01/2023 (B)	600	617
Wisconsin State, Public Finance Authority, Airport Facilities Project, Ser B, AMT, RB
5.000%, 07/01/2022	435	449
Wisconsin State, Public Finance Authority, American Dream @ Meadowlands Project, RB Callable 12/01/2027 @ 100
7.000%, 12/01/2050 (B)	1,390	1,203
Wisconsin State, Public Finance Authority, Appalachian State University Project, RB, AGM
4.000%, 07/01/2027	225	259
4.000%, 07/01/2028	225	262
Wisconsin State, Public Finance Authority, Appalachian State University Project, RB, AGM Callable 07/01/2028 @ 100
4.000%, 07/01/2029	225	259
Wisconsin State, Public Finance Authority, Celanese Project, Ser A, AMT, RB
5.000%, 01/01/2024	1,395	1,541
Wisconsin State, Public Finance Authority, KU Campus Development Project, RB Callable 03/01/2026 @ 100
5.000%, 03/01/2034	6,880	8,027
Wisconsin State, Public Finance Authority, Mary Woods Project, Ser A, RB Callable 05/15/2025 @ 102
5.000%, 05/15/2029 (B)	605	647

		32,019

Total Municipal Bonds (Cost $1,878,844) ($ Thousands)		2,006,399

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	1,774,594	$1,775

Total Cash Equivalent (Cost $1,775 ($ Thousands)		1,775

Total Investments in Securities — 99.1% (Cost $1,880,619) ($ Thousands)		$2,008,174

44	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Percentages are based on Net Assets of $2,027,148 ($ Thousands).

**	The rate reported is the 7-day effective yield as of August 31, 2020.

†	Investment in Affiliated Security (see Note 4).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2020, the value of these securities amounted to $36,963 ($ Thousands), representing 1.8% of the Net Assets of the Fund.

(C)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(E)	Security is escrowed to maturity.

(F)	Securities are held in connection with a letter of credit issued by a major bank.

(G)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

AGM— Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

BAN— Bond Anticipation Note

BAM — Build America Mutual

Cl — Class

COP— Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

NATL— National Public Finance Guarantee Corporation

PSF-GTD — Public Schools Fund Guarantee

RB — Revenue Bond

SA — Special Assessment

Ser — Series

TA — Tax Allocation

The following is a list of the level of inputs used as of August 31, 2020 in valuing the Fund’s investments at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Municipal Bonds	–	2,006,399	–	2,006,399
Cash Equivalent	1,775	–	–	1,775

Total Investments in Securities	1,775	2,006,399	–	2,008,174

As of August 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	45

SCHEDULE OF INVESTMENTS

August 31, 2020

Intermediate-Term Municipal Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended August 31, 2020 ($ Thousands):

Security Description	Value 8/31/19	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 8/31/20	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$1,421	$137,965	$(137,611)	$-	$-	$1,775	1,774,594	$22	$-

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Tax Exempt Trust / Annual Report / August 31, 2020

SCHEDULE OF INVESTMENTS

August 31, 2020

Short Duration Municipal Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 99.7%

Alabama — 6.5%
Baptist Health, Health Care Authority, Ser B, RB, AGC Callable 09/04/2020 @ 100
0.450%, 11/15/2037 (A)	$975	$975
Black Belt, Energy Gas District, RB Callable 09/01/2023 @ 100
1.004%, 12/01/2048 (A)	13,510	13,451
Black Belt, Energy Gas District, Ser A, RB
4.000%, 06/01/2021	1,500	1,538
Black Belt, Energy Gas District, Ser A, RB Callable 03/01/2021 @ 101
4.000%, 07/01/2046 (A)	5,000	5,116
Black Belt, Energy Gas District, Ser A, RB Callable 04/01/2022 @ 101
4.000%, 08/01/2047 (A)	5,275	5,589
Lower Alabama, Gas District, RB
4.000%, 12/01/2023	550	608
4.000%, 12/01/2024	500	568
4.000%, 12/01/2025	730	848
Lower Alabama, Gas District, RB Callable 09/01/2025 @ 101
4.000%, 12/01/2050 (A)	10,000	11,486
Mizuho Floater, Ser 2020-MIZ9024, RB Callable 12/01/2020 @ 100
0.590%, 12/01/2048 (A)(B)(C)	8,400	8,400
Mobile, Industrial Development Board, Pollution Control Authority, Barry Plant Project, RB
2.900%, 07/15/2034 (A)	1,000	1,068
Selma, Industrial Development Board, International Paper Company Project, RB
1.375%, 05/01/2034 (A)	5,250	5,344

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Southeast Alabama, Gas Supply District, LIBOR Project #2, Ser B, RB Callable 03/01/2024 @ 100
0.954%, 06/01/2049 (A)	$18,000	$17,924
Southeast Alabama, Gas Supply District, Ser A, RB Callable 01/01/2024 @ 100
4.000%, 04/01/2049 (A)	6,850	7,568
Southeast Alabama, Gas Supply District, SIFMA Index Project, Ser C, RB Callable 01/01/2024 @ 100
0.740%, 04/01/2049 (A)	3,000	2,982

		83,465

Alaska — 0.5%
Alaska State, Municipal Bond Bank Authority, RB
5.000%, 12/01/2022	700	769
Matanuska-Susitna Borough, Goose Creek Correctional Center Project, RB
5.000%, 09/01/2020	1,000	1,000
North Slope Borough, Ser A, GO Callable 06/30/2021 @ 100
5.000%, 06/30/2022	2,975	3,088
North Slope Borough, Ser B, GO Callable 06/30/2021 @ 100
5.000%, 06/30/2022	1,470	1,526

		6,383

Arizona — 0.9%
Arizona State, Industrial Development Authority, Phoenix Children’s Hospital, RB
5.000%, 02/01/2024	200	230
5.000%, 02/01/2025	200	239
Coconino County, Pollution Control, Nevada Power Company, Ser S, AMT, RB
1.875%, 09/01/2032 (A)	3,500	3,532
Maricopa County, Industrial Development Authority, Waste Management Project, AMT, RB Callable 10/01/2020 @ 101
3.375%, 12/01/2031 (A)	1,815	1,844
Phoenix, Industrial Development Authority, Mayo Clinic, Ser A, RB
0.020%, 11/15/2052 (A)	3,500	3,500
Phoenix-Mesa, Gateway Airport Authority, Mesa Project, AMT, RB
4.000%, 07/01/2021	530	545

SEI Tax Exempt Trust / Annual Report / August 31, 2020	47

SCHEDULE OF INVESTMENTS

August 31, 2020

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Scottsdale, Industrial Development Authority, Scottsdale Hospital Project, Ser F, RB, AGM Callable 09/01/2020 @ 100
0.450%, 09/01/2045 (A)	$2,075	$2,075

		11,965

Arkansas — 0.1%
Batesville, Public Facilities Board, White River Health System, RB
5.000%, 06/01/2021	1,265	1,295

California — 3.1%
Anaheim, Public Financing Authority, Public Improvements Project, RB, AGM
0.710%, 09/01/2023 (D)	1,500	1,474
Anaheim, Public Financing Authority, Public Improvements Project, Ser C, RB, AGM
1.157%, 09/01/2025 (D)	470	452
Bay Area, Toll Authority, RB Callable 10/01/2023 @ 100
1.190%, 04/01/2045 (A)	250	251
California State, Department of Water Resources, Central Project Water System, Ser A, RB Callable 06/01/2022 @ 100
0.460%, 12/01/2035 (A)	3,750	3,758
California State, Educational Facilities Authority, University of San Diego, RB, AMBAC
0.992%, 10/01/2023 (D)	1,120	1,090
California State, Infrastructure & Economic Development Bank, Academy of Sciences Project, RB Callable 02/01/2021 @ 100
0.502%, 08/01/2047 (A)	1,500	1,494
California State, Infrastructure & Economic Development Bank, J Paul Getty Trust Project, RB Callable 01/01/2021 @ 100
0.309%, 10/01/2047 (A)	2,130	2,128
California State, Municipal Finance Authority, Waste Management Project, Ser A, RB
1.300%, 02/01/2039 (A)(B)	1,500	1,512
California State, Pollution Control Financing Authority, America Water Capital Project, RB
0.600%, 08/01/2040 (A)	2,000	1,994
California State, Pollution Control Financing Authority, Ser A, AMT, RB
0.500%, 08/01/2023 (A)(B)	750	750

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Ser B, GO Callable 06/01/2021 @ 100
0.868%, 12/01/2031 (A)	$1,800	$1,800
California State, Statewide Communities Development Authority, Dignity Health, Ser D, RB
0.050%, 07/01/2041 (A)	2,775	2,775
California State, Statewide Communities Development Authority, Dignity Health, Ser E, RB, AGM Callable 09/04/2020 @ 100
0.450%, 07/01/2040 (A)	3,025	3,025
California State, Statewide Communities Development Authority, Ethel Arnold Bradley Apartments, RB Callable 06/01/2021 @ 100
1.250%, 12/01/2021 (A)	3,970	3,993
Deutsche Bank Spears, Ser DBE, RB Callable 09/01/2020 @ 100
0.440%, 12/01/2052 (A)(B)	1,000	1,000
Long Beach, Harbor Revenue, AMT, RB
5.000%, 05/15/2023	3,000	3,348
Los Angeles, Department of Airports, Ser A, AMT, RB
5.000%, 05/15/2022	1,540	1,652
Los Angeles, Multi-Family Housing, Jordan Downs Phase 1B Apartments, RB Callable 01/01/2021 @ 100
2.080%, 01/01/2022 (A)	2,800	2,815
Southern California, Public Power Authority, Canyon Power Project, Ser B, RB Callable 11/01/2020 @ 100
0.340%, 07/01/2040 (A)	2,000	1,988
Southern California, Tobacco Securitization, RB
5.000%, 06/01/2021	1,000	1,034
Southern Kern, Unified School District, Ser D, GO, BAM
1.250%, 11/01/2024 (D)	200	194
Whittier, Union High School District, GO
1.214%, 08/01/2026 (D)	1,360	1,293

		39,820

Colorado — 0.7%
Colorado State, Health Facilities Authority, Commonspirit Health, Ser B, RB Callable 02/01/2025 @ 100
5.000%, 08/01/2049 (A)	1,000	1,153
Colorado State, Housing & Finance Authority, Ser A2, RB Callable 04/01/2022 @ 100
1.550%, 04/01/2023	4,475	4,522

48	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Denver City & County, Airport System Revenue, Ser B, RB Callable 11/15/2022 @ 100
5.000%, 11/15/2025	$1,525	$1,661
Denver City & County, Airport System Revenue, Ser F, RB, AGC
0.510%, 11/15/2025 (A)	925	925
E-470, Public Highway Authority, RB Callable 09/21/2020 @ 100
0.524%, 09/01/2039 (A)	750	746
Vauxmont, Metropolitan District, RB, AGM
5.000%, 12/15/2021	100	105
5.000%, 12/15/2022	100	109

		9,221

Connecticut — 2.0%
Connecticut State, Health & Educational Facilities Authority, Ser 2017, RB
0.550%, 07/01/2037 (A)	2,000	2,008
Connecticut State, Higher Education Supplement Loan Authority, AMT, RB
5.000%, 11/15/2023	500	552
Connecticut State, Higher Education Supplement Loan Authority, Connecticut State University, Ser L, RB
4.000%, 11/01/2021	25	26
Connecticut State, Higher Education Supplement Loan Authority, RB
1.100%, 07/01/2048 (A)	3,000	3,063
Connecticut State, Housing Finance Authority, Ser 25, RB
2.700%, 06/15/2023	1,315	1,375
Connecticut State, Ser A, GO
5.000%, 04/15/2022	1,595	1,717
Connecticut State, Ser C, GO
5.000%, 06/15/2021	1,370	1,421
3.000%, 06/01/2021	2,300	2,347
Connecticut State, Ser F, GO
5.000%, 11/15/2020	1,025	1,035
Connecticut State, SIFMA Index Project, Ser A, GO
1.080%, 03/01/2025 (A)	1,815	1,812
1.040%, 03/01/2024 (A)	2,095	2,093
0.990%, 03/01/2023 (A)	1,075	1,076
Connecticut State, Special Tax Revenue State, RB
5.000%, 05/01/2022	400	431
4.000%, 05/01/2021	500	512
Connecticut State, Special Tax Revenue, Ser B, RB
5.000%, 12/01/2021	1,800	1,906

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Hartford County, Metropolitan District, Ser A, GO
5.000%, 02/01/2021	$565	$576
Meriden, Multi-Family Housing, Yale Acres Project, RB Callable 02/01/2022 @ 100
1.730%, 08/01/2022 (A)	2,000	2,033
New Haven, Ser B, GO
5.000%, 02/01/2021	300	305
Oxford, GO, BAN
2.500%, 01/15/2021	1,000	1,007

		25,295

Delaware — 0.4%
Delaware State, Economic Development Authority, Delmarva Power & Light Company Project, RB
1.050%, 01/01/2031 (A)	5,100	5,143

District of Columbia — 2.0%
District of Columbia, Housing Finance Agency, 1550 First Street Project, RB Callable 05/01/2022 @ 100
1.460%, 06/01/2039 (A)	5,000	5,074
District of Columbia, Housing Finance Agency, Liberty Place Apartments Project, RB
2.130%, 06/01/2021 (A)	2,000	2,009
District of Columbia, Housing Finance Agency, Park Southern Apartments Project, RB, FHA Callable 02/01/2023 @ 100
0.700%, 06/01/2024 (A)	2,690	2,694
Metropolitan Washington, Airports Authority, Ser A, AMT, RB
5.000%, 10/01/2020	100	100
5.000%, 10/01/2022	4,585	4,994
5.000%, 10/01/2023	5,225	5,904
Metropolitan Washington, Airports Authority, Ser B, AMT, RB Callable 10/01/2020 @ 100
5.000%, 10/01/2024	4,000	4,015
5.000%, 10/01/2026	1,000	1,004

		25,794

Florida — 4.2%
Broward County, Florida Airport System Revenue, Ser A, AMT, RB
5.000%, 10/01/2020	400	401
Escambia County, Housing Finance Authority, RB
1.350%, 12/01/2022 (A)	2,000	2,029

SEI Tax Exempt Trust / Annual Report / August 31, 2020	49

SCHEDULE OF INVESTMENTS

August 31, 2020

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Escambia County, Solid Waste Authority, Gulf Power Project, RB
1.800%, 04/01/2039 (A)	$3,750	$3,760
Florida State, Citizens Property Insurance, Coastal Account, Ser A1, RB Callable 12/01/2024 @ 100
5.000%, 06/01/2025	2,000	2,352
Florida State, Citizens Property Insurance, Personal & Commercial Lines Account, Senior Secured, Ser A, RB
5.000%, 06/01/2021	2,885	2,983
Florida State, Higher Educational Facilities Financial Authority, Florida Institute of Technology, RB
5.000%, 10/01/2020	225	225
Florida State, Housing Finance Authority, Azure Estates, Ser J, RB
1.450%, 03/01/2023 (A)	9,800	9,936
Florida State, Housing Finance Authority, Pembroke Tower Apartments, RB
1.550%, 09/01/2021 (A)	2,500	2,511
Jacksonville, Housing Finance Authority, Desert Silver Project, RB
2.250%, 12/01/2021 (A)	7,250	7,284
Jacksonville, Sales Tax Revenue, RB Callable 10/01/2022 @ 100
5.000%, 10/01/2027	1,600	1,743
Jacksonville, Ser B, RB
5.000%, 10/01/2021	4,040	4,249
Lee Memorial Hosptial, Health System, RB Callable 09/01/2020 @ 100
0.360%, 04/01/2049 (A)	1,200	1,200
Miami-Dade County, Housing Finance Authority, Liberty Square Phase Project, RB Callable 05/01/2022 @ 100
1.420%, 11/01/2040 (A)	5,790	5,872
Miami-Dade County, Housing Finance Authority, RB Callable 10/01/2021 @ 100
1.400%, 04/01/2023 (A)	2,000	2,017
Palm Beach County, Health Facilities Authority, Active Senior Retirement Communities, RB
4.000%, 11/15/2020	2,630	2,645
Pasco County, School Board, Ser B, RB Callable 08/04/2021 @ 100
0 0.840%, 08/01/2032 (A)	2,000	2,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Tender Option Bond Trust Receipts, Ser 2020-XF2882, RB Callable 02/15/2030 @ 100
0.130%, 08/15/2050 (A)(B)(C)	$2,805	$2,805

		54,012

Georgia — 4.4%
Atlanta, Urban Residential Finance Authority, Bethel Towers Apartments Project, RB Callable 09/21/2020 @ 100
2.070%, 07/01/2021 (A)	3,000	3,003
Burke County, Development Authority, RB
2.250%, 10/01/2032 (A)	500	518
1.550%, 12/01/2049 (A)	2,000	2,017
Burke County, Development Authority, Vogtle Project, RB
2.500%, 01/01/2052 (A)	19,000	19,227
Cobb County, Kennestone Hospital Authority, Wellstar Health System, RB
5.000%, 04/01/2023	545	607
DeKalb County, Housing Authority, Silver Oaks Apartment Project, Ser A, RB
2.000%, 02/01/2022 (A)	1,500	1,510
Georgia State, Main Street Natural Gas, Ser B, RB
4.000%, 12/01/2020	650	656
Georgia State, Main Street Natural Gas, Ser B, RB Callable 09/01/2024 @
100 4.000%, 08/01/2049 (A)	7,250	8,231
Georgia State, Main Street Natural Gas, Ser E, RB Callable 09/01/2023 @ 100
0.660%, 08/01/2048 (A)	1,500	1,496
Georgia State, Private Colleges & Universities Authority, Ser B-, RB Callable 02/16/2022 @ 100
0.510%, 10/01/2039 (A)	2,500	2,494
Georgia State, Ser A, GO Callable 07/01/2022 @ 100
5.000%, 07/01/2024	945	1,028
Monroe County, Development Authority, Oglethorpe Power Company Project, RB
1.500%, 01/01/2039 (A)	750	754
Valdosta, Housing Authority, Brown Rural Development Portfolio Project, RB Callable 12/01/2020 @ 100
2.250%, 12/01/2021 (A)	14,695	14,763

		56,304

50	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Hawaii — 0.4%
Hawaii State, Airports System Revenue, AMT, RB Callable 07/01/2021 @
100 5.000%, 07/01/2023	$4,000	$4,147
5.000%, 07/01/2024	1,000	1,036

		5,183

Illinois — 5.8%
Bolingbrook Village, Special Tax
4.000%, 03/01/2021	1,000	1,018
Chicago, Wastewater Transmission Revenue Authority, RB
5.000%, 01/01/2023	30	33
Chicago, Waterworks Revenue Authority, RB
5.000%, 11/01/2021	1,405	1,476
Chicago, Waterworks Revenue Authority, Ser 2017-2, RB
5.000%, 11/01/2020	810	816
Chicago, Waterworks Revenue Authority, Ser A, RB Callable 11/01/2020 @ 100
5.000%, 11/01/2021	1,000	1,007
5.000%, 11/01/2023	3,000	3,020
Granite City, Madison Waste Management, RB
2.450%, 05/01/2027	4,000	4,049
Illinois State, Finance Authority, Bradley University Project, Ser C, RB
5.000%, 08/01/2021	450	465
Illinois State, Finance Authority, Chicago International Charter School Project, RB
4.000%, 12/01/2020	415	417
Illinois State, Finance Authority, Field Museum of Natural History, RB Callable 03/01/2022 @ 100
0.606%, 11/01/2034 (A)	1,735	1,714
Illinois State, Finance Authority, Noble Network Charter School Project, RB
5.000%, 09/01/2020	920	920
Illinois State, Finance Authority, Swedish Covenant Hospital Project, RB
5.000%, 08/15/2021 (E)	400	418
Illinois State, Finance Authority, University of Illinois Health Services, RB
5.000%, 10/01/2023	250	280
Illinois State, GO
5.000%, 07/01/2021	2,560	2,632
4.000%, 02/01/2021	1,350	1,364
Illinois State, Housing Development Authority, Ser C, RB
2.300%, 02/01/2026	1,000	1,054

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois State, Regional Transportation Authority, RB, AGM
5.750%, 06/01/2021	$2,630	$2,729
Illinois State, Regional Transportation Authority, Ser A, RB, NATL
5.500%, 07/01/2021	1,610	1,673
Illinois State, Regional Transportation Authority, Ser B, RB
0.750%, 06/01/2025 (A)	4,200	4,200
Illinois State, Ser A, GO
5.000%, 11/01/2022	15,695	16,735
Illinois State, Ser B, GO
5.000%, 10/01/2021	2,500	2,592
Illinois State, Ser D, GO
5.000%, 11/01/2021	5,950	6,170
5.000%, 11/01/2022	6,000	6,319
Illinois State, Toll Highway Authority, Ser A, RB
5.000%, 12/01/2021	3,415	3,607
Lake County, Forest Preserve District, Ser A, GO
0.690%, 12/15/2020 (A)	135	135
McHenry & Kane Counties, Community Consolidated School District No. 158 Huntley, GO, NATL
2.202%, 01/01/2021 (D)(E)	1,555	1,553
2.202%, 01/01/2021 (D)	1,195	1,191
Mount Vernon, GO, BAM
4.000%, 12/15/2022	1,065	1,146
Peoria County, Ser A, GO
0.500%, 01/01/2031 (A)	1,400	1,400
Sales Tax Securitization, Ser A, RB
5.000%, 01/01/2025	1,000	1,148
Sangamon Logan & Menard Counties, Ser B, GO, BAM
5.000%, 12/01/2023	200	227
University of Illinois, Ser A, RB
5.000%, 04/01/2022	500	533
Whiteside & Lee Counties, Community Unit School District No. 5 Sterling, Ser A, GO, BAM
4.000%, 12/01/2020	1,270	1,281
Will County, Community Unit School District No. 201-U Crete-Monee, GO, AGM
2.228%, 11/01/2022 (D)	1,625	1,603

		74,925

Indiana — 4.0%
Center Grove, Multi-Facility School Building, RB Callable 10/01/2020 @ 100
2.500%, 12/15/2020	1,000	1,002

SEI Tax Exempt Trust / Annual Report / August 31, 2020	51

SCHEDULE OF INVESTMENTS

August 31, 2020

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Indiana State, Finance Authority, Idiana University Health, RB Callable 01/01/2025 @ 100	$7,150	$7,519
2.250%, 12/01/2058 (A)
Indiana State, Finance Authority, Idiana University Health, Ser L, RB Callable 09/03/2020 @ 100
0.370%, 12/01/2046 (A)	2,725	2,719
Indiana State, Finance Authority, Indiana University Health, RB Callable 01/01/2022 @ 100
1.650%, 03/01/2027 (A)	1,500	1,519
1.650%, 12/01/2042 (A)	2,000	2,025
Indiana State, Finance Authority, Indianapolis Power & Light, RB
3.875%, 08/01/2021	6,500	6,664
Indiana State, RB Callable 01/05/2021 @ 100
3.000%, 01/11/2021	3,000	3,028
Indianapolis, Local Public Improvement Bond Bank, Ser B, RB Callable 10/01/2020 @ 100
1.450%, 06/01/2021	4,000	4,000
Rockport City, Industry Pollution Control, Indiana Michigan Power Project, Ser D, RB
2.050%, 04/01/2025 (A)	3,600	3,630
Rockport City, Industry Pollution Control, Pollution Control Project, RB
1.350%, 07/01/2025 (A)	1,000	1,009
Rockport City, Industry Pollution Control, Ser B-RE, RB
3.050%, 06/01/2025	10,465	11,466
St. Joseph County, Economic Development Authority, Saint Mary’s College, Ser A, RB
5.000%, 04/01/2021	740	758
Whiting, Industry Environmental Facilities, BP Products North America Project, AMT, RB
5.000%, 11/01/2047 (A)	5,500	6,449

		51,788

Iowa — 0.2%
Iowa State, Finance Authority, Ser B, RB, GNMA/FNMA/FHLMC Callable 11/02/2020 @ 100
0.390%, 07/01/2047 (A)	2,000	2,000

Kansas — 1.1%
Baldwin City, Ser A, GO
4.400%, 03/01/2021	860	877

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Kansas State, Department of Transportation, Ser C, RB
0.509%, 09/01/2023 (A)	$7,700	$7,668
Kansas State, Department of Transportation, Ser C4-REMK, RB
0.609%, 09/01/2024 (A)	1,000	997
Kansas State, Development Finance Authority, Forest Glen Estates Apartments, RB Callable 07/01/2021 @ 100
1.660%, 07/01/2022 (A)	4,000	4,040
Lenexa City, Ser B, GO Callable 10/01/2020 @ 100
1.625%, 09/01/2021	1,000	1,001

		14,583

Kentucky — 2.7%
Ashland, Medical Center Revenue, RB
5.000%, 02/01/2021	385	390
5.000%, 02/01/2022	500	524
Kentucky State, Asset Liability Commission, Ser B, RB, NATL
0.688%, 11/01/2021 (A)	2,615	2,608
Kentucky State, Asset Liability Commission, Ser B, RB, NATL Callable 10/01/2020 @ 100
0.718%, 11/01/2025 (A)	1,000	985
Kentucky State, Housing Corporation, RB Callable 06/01/2022 @ 100
1.400%, 12/01/2022 (A)	2,175	2,206
Kentucky State, Public Energy Authority, Ser A, RB Callable 03/01/2025 @ 100
4.000%, 12/01/2049 (A)	7,500	8,489
Kentucky State, Public Energy Authority, Ser C, RB
4.000%, 12/01/2020	1,000	1,008
4.000%, 06/01/2021	1,000	1,025
4.000%, 12/01/2021	1,495	1,559
4.000%, 06/01/2022	1,430	1,515
4.000%, 12/01/2022	2,000	2,151
Louisville & Jefferson County, Metropolitan Government, Gas & Electric Project, RB
1.650%, 06/01/2033 (A)	1,450	1,460
Louisville & Jefferson County, Metropolitan Government, RB
1.850%, 10/01/2033 (A)	1,000	1,006
Mercer County, Solid Waste Disposal Facility, AMT, RB
1.300%, 05/01/2023	6,000	6,138
Owensboro, Electric Light & Power System Revenue, Ser B, RB
5.000%, 01/01/2021	1,675	1,700

52	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Paducah, Electric Plant Board, RB
5.000%, 10/01/2020	$2,250	$2,258

		35,022

Louisiana — 1.7%
Louisiana State, Housing Corporation, Hollywood Acres, RB Callable 12/01/2021 @ 100
1.440%, 12/01/2023 (A)	3,000	3,036
Louisiana State, Local Government Environmental Facilities & Community Development Authority, East Baton Rouge Sewer, RB Callable 08/01/2024 @ 100
0.875%, 02/01/2046 (A)	2,000	1,989
Louisiana State, Offshore Terminal Authority, Loop Project, RB
2.000%, 10/01/2040 (A)	2,000	2,022
Louisiana State, Offshore Terminal Authority, RB
1.650%, 09/01/2027 (A)	1,055	1,059
1.650%, 09/01/2034 (A)	1,760	1,766
Louisiana State, Public Facilities Authority, Tulane University Project, Ser A, RB
5.000%, 12/15/2020	1,000	1,013
St. James Parish, Louisiana Revenue, Nucor Steel Project, Ser A1, RB
0.190%, 11/01/2040 (A)	3,000	3,000
St. John the Baptist Parish, Marathon Oil Project, RB
2.125%, 06/01/2037 (A)	8,000	8,039

		21,924

Maryland — 1.4%
Maryland State, Community Development Administration, RB
2.060%, 09/01/2021	3,000	3,029
Maryland State, Community Development Administration, Ser S, RB Callable 01/31/2022 @ 100
0.625%, 06/01/2022	775	775
Maryland State, Economic Development, Potomac Electric Power Company Project, RB
1.700%, 09/01/2022	3,000	3,065
Maryland State, Health & Higher Educational Facilities Authority, University of Maryland Medical, RB Callable 01/01/2025 @ 100
5.000%, 07/01/2045 (A)	6,250	7,371

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Tender Option Bond Trust Receipts, Ser 2018-XF0605, RB Callable 05/01/2028 @ 100
0.000%, 05/01/2047 (A)(B)	$3,300	$3,300

		17,540

Massachusetts — 1.9%
Massachusetts State, Development Finance Agency, Brandeis University, Ser S, RB
5.000%, 10/01/2020	3,320	3,331
5.000%, 10/01/2021	3,490	3,645
5.000%, 10/01/2022	2,195	2,391
5.000%, 10/01/2023	2,400	2,709
Massachusetts State, Development Finance Agency, Lyman Terrace Phase II, RB Callable 02/01/2022 @ 100
1.390%, 08/01/2022 (A)	4,250	4,302
Massachusetts State, Development Finance Agency, Ser A, RB
5.000%, 07/01/2021	400	413
5.000%, 07/01/2022	400	428
Massachusetts State, Development Finance Agency, Waste Management Project, AMT, RB
2.450%, 05/01/2027 (A)(B)	1,250	1,265
Massachusetts State, Development Finance Agency, Wellforce, Ser A, RB
5.000%, 07/01/2023	725	801
Massachusetts State, Development Finance Agency, Wellforce, Ser C, RB, AGM
5.000%, 10/01/2021	225	236
5.000%, 10/01/2027	425	535
Massachusetts State, Health & Educational Facilities Authority, Partners Health Care Project, Ser G, RB, AGM Callable 09/03/2020 @ 100
0.370%, 07/01/2042 (A)	1,000	1,000
Massachusetts State, Housing Finance Agency, Chestnut Park Project, RB
2.400%, 12/01/2023 (A)	2,225	2,284
Massachusetts State, Ser B, GO
5.000%, 07/01/2023	1,270	1,441

		24,781

Michigan — 1.8%
Dearborn, School District, GO, BAM
3.000%, 05/01/2023	940	997
3.000%, 05/01/2024	970	1,049
Detroit, Downtown Development Authority, Catalyst Development Project, Ser A, TA, AGM
5.000%, 07/01/2022	500	540
5.000%, 07/01/2023	525	589

SEI Tax Exempt Trust / Annual Report / August 31, 2020	53

SCHEDULE OF INVESTMENTS

August 31, 2020

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Lake Superior State University, Board of Trustees, RB, AGM
4.000%, 11/15/2020	$1,010	$1,017
Michigan State, Building Authority, Ser I, RB Callable 10/15/2021 @ 100
5.000%, 10/15/2023	1,240	1,305
Michigan State, Finance Authority, Henry Ford Health System Project, RB
5.000%, 11/15/2020	530	535
Michigan State, Finance Authority, RB
3.500%, 11/15/2044 (A)	2,450	2,597
Michigan State, Hospital Finance Authority, Ascension Health Care Project, RB
4.000%, 11/15/2047 (A)	3,825	4,184
Michigan State, Housing Development Authority, Ser A, RB
2.200%, 04/01/2022	475	487
Michigan State, Strategic Fund, RB
4.000%, 11/15/2020	800	801
Michigan State, Strategic Fund, RB, AMBAC
7.000%, 05/01/2021	2,000	2,086
University of Michigan, RB Callable 10/01/2021 @ 100
0.430%, 04/01/2033 (A)	4,135	4,126
Wayne County, Airport Authority, Ser A, AMT, RB Callable 12/01/2021 @ 100
5.000%, 12/01/2022	2,000	2,105

		22,418

Minnesota — 0.7%
Apple Valley, Senior Living Revenue, Minnesota Senior Living Project, RB
4.000%, 01/01/2021	500	497
Minneapolis, Multifamily Housing, Madison Apartment Project, RB Callable 11/01/2021 @ 100
1.550%, 11/01/2022 (A)	4,050	4,101
Minnesota State, Housing Finance Agency, Ser C, RB Callable 11/01/2020 @ 100
1.600%, 08/01/2021	1,000	1,002
Minnesota State, Housing Finance Agency, Ser D, RB Callable 02/01/2021 @ 100
1.400%, 02/01/2022	1,100	1,104
Minnesota State, Housing Finance Agency, White Oak Estates, Ser F, RB Callable 02/01/2021 @ 100
1.350%, 08/01/2021	1,555	1,560

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Minnesota State, Rural Water Finance Authority, RB Callable 02/01/2021 @ 100
1.000%, 08/01/2021	$750	$752

		9,016

Mississippi — 2.0%
Lowndes County, Solid Waste Disposal, Weyerhaeuser CO. Project, Ser C, RB
6.800%, 04/01/2022	500	546
Mississippi State, Business Finance, Coast Electric Power Project, Ser C, RB Callable 11/01/2020 @ 100
1.500%, 05/01/2037 (A)	9,732	9,745
Mississippi State, Business Finance, System Energy Resources Project, RB Callable 04/01/2021 @ 100
2.500%, 04/01/2022	7,000	7,045
Mississippi State, Business Finance, Waste Management Project, RB
1.350%, 03/01/2029 (A)	500	500
Mississippi State, Hospital Equipment & Facilities Authority, RB
5.000%, 01/01/2021	300	304
5.000%, 01/01/2022	350	370
1.980%, 09/01/2036 (A)	1,500	1,500
Mississippi, Development Bank Special Obligation, Mississippi Sales Tax Revenue Infrastructure Project, RB
5.000%, 09/01/2022	600	651
5.000%, 09/01/2023	700	787
Warren County, Mississippi Environmental Improvement Revenue, International Paper Co. Project, AMT, RB
1.600%, 08/01/2027 (A)	2,000	2,057
Warren County, Mississippi Gulf Opportunity Zone Revenue, International Paper Co. Project, RB
1.375%, 08/01/2027 (A)	2,500	2,545

		26,050

Missouri — 0.9%
Missouri State, Health & Educational Facilities Authority, Still University of Health Services, RB
4.000%, 10/01/2021	730	754
Missouri State, Public Utilities Commission, RB Callable 09/21/2020 @ 100
1.500%, 03/01/2021	8,570	8,575

54	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Missouri State, Public Utilities Commission, RB Callable 09/01/2021 @ 100
0.500%, 03/01/2022	$2,000	$2,001

		11,330

Montana — 0.1%
Montana State, Board of Investments, Inter Capital Program, Municipal Finance Consolidation Act Bonds, RB Callable 03/01/2021 @ 100
1.000%, 03/01/2028 (A)	1,480	1,483

Nebraska — 0.1%
Central Plains, Energy Project, Project No. 1, Ser A, RB
5.250%, 12/01/2021	500	529
Douglas County, Hospital Authority No. 2, RB
5.000%, 11/15/2022	265	291

		820

Nevada — 0.2%
Nevada State, Housing Division, Silver Terrace Apartments, Ser M, RB Callable 04/01/2021 @ 100
1.190%, 10/01/2022 (A)	2,000	2,008
Washoe County, Water Facilities Refunding Revenue, AMT, RB
2.050%, 03/01/2036 (A)	1,000	1,014

		3,022

New Jersey — 6.0%
Bayonne, GO, AGM
0.720%, 07/01/2023 (D)	1,000	980
Lyndhurst Township, GO, BAN
1.500%, 02/05/2021	4,065	4,086
Millburn Township, GO, BAN
1.500%, 01/29/2021	4,873	4,897
New Jersey State, Economic Development Authority, American Water Company, AMT, RB
1.150%, 06/01/2023	1,000	1,014
New Jersey State, Economic Development Authority, American Water Company, RB
1.000%, 06/01/2023	1,300	1,302
New Jersey State, Economic Development Authority, School Facilities Construction Project, RB Callable 03/01/2025 @ 100
1.340%, 09/01/2025 (A)	1,050	1,019
New Jersey State, Economic Development Authority, Ser A, RB
4.000%, 07/01/2022	3,600	3,785

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Economic Development Authority, Ser B, RB
5.000%, 11/01/2024	$14,780	$16,916
New Jersey State, Economic Development Authority, Ser BBB, RB
5.000%, 06/15/2021	620	639
New Jersey State, Higher Education Student Assistance Authority, Ser 1B, AMT, RB
5.000%, 12/01/2020	1,500	1,515
New Jersey State, Housing & Mortgage Finance Agency, RB Callable 10/01/2020 @ 100
2.450%, 10/01/2021 (A)	6,135	6,146
New Jersey State, Housing & Mortgage Finance Agency, RB Callable 06/01/2022 @ 100
0.750%, 05/01/2023 (A)	1,000	1,005
New Jersey State, Housing & Mortgage Finance Agency, Ser D, AMT, RB
4.000%, 10/01/2020	1,290	1,293
4.000%, 04/01/2021	1,405	1,430
New Jersey State, Sports & Exposition Authority, Ser A, RB
5.000%, 09/01/2020	1,000	1,000
New Jersey State, Transportation Trust Fund Authority, RB
5.000%, 12/15/2024	3,000	3,444
New Jersey State, Transportation Trust Fund Authority, Ser A, RB, AGM
5.250%, 12/15/2023	1,345	1,529
New Jersey State, Transportation Trust Fund Authority, Ser AA, RB Callable 06/15/2023 @ 100
5.000%, 06/15/2025	2,000	2,187
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
5.000%, 06/15/2021	500	516
New Jersey State, Transportation Trust Fund Authority, Ser B, RB, NATL
5.500%, 12/15/2021	2,265	2,398
New Jersey State, Turnpike Authority, Ser C, RB
0.709%, 01/01/2023 (A)	5,665	5,635
New Jersey State, Turnpike Authority, Ser C, RB Callable 10/01/2020 @ 100
0.569%, 01/01/2028 (A)	2,000	1,999
New Jersey State, Turnpike Authority, Ser D1, RB
0.809%, 01/01/2024 (A)	1,000	994
Newark, Ser A, GO
5.000%, 10/01/2021	110	115
5.000%, 10/01/2024	1,500	1,753

SEI Tax Exempt Trust / Annual Report / August 31, 2020	55

SCHEDULE OF INVESTMENTS

August 31, 2020

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Newark, Ser B, GO
5.000%, 10/01/2021	$230	$241
5.000%, 10/01/2024	1,060	1,239
Orange Township, General Improvement Project, GO, BAM
2.250%, 12/01/2020	940	945
Plainfield City, GO, AGM
4.000%, 08/15/2023	1,120	1,236
Sussex County, Municipal Utilities Authority, Ser B, RB, AGM
1.160%, 12/01/2020 (D)	1,800	1,799
Tobacco Settlement Financing, Ser A, RB
5.000%, 06/01/2021	4,000	4,132

		77,189

New Mexico — 0.1%
Farmington, Pollution Control Revenue, AMT, RB
1.200%, 06/01/2040 (A)	1,750	1,758

New York — 9.5%
Broome County, Ser A, GO, BAN
2.000%, 04/30/2021	1,360	1,371
Cortland, Enlarged City School District, GO, RAN
1.500%, 07/30/2021	500	504
Long Island, Power Authority, Ser A, RB
5.000%, 09/01/2024	1,100	1,306
Long Island, Power Authority, Ser B, RB Callable 03/01/2025 @ 100
0.850%, 09/01/2050 (A)	2,000	2,009
Metropolitan New York, Transportation Authority, Ser 2012G, RB
0.030%, 11/01/2032 (A)(C)	4,000	4,000
Metropolitan New York, Transportation Authority, Ser A, RB, BAN
4.000%, 02/01/2022	3,430	3,491
Metropolitan New York, Transportation Authority, Ser A1, RB, BAN
5.000%, 02/01/2023	2,100	2,207
Metropolitan New York, Transportation Authority, Ser B, RB, BAN
5.000%, 05/15/2021	36,870	37,496
Metropolitan New York, Transportation Authority, Ser D, RB
0.540%, 11/15/2044 (A)	1,000	952
New York & New Jersey, Port Authority, Ser 178, AMT, RB
5.000%, 12/01/2022	1,990	2,189
New York & New Jersey, Port Authority, Ser 195, AMT, RB
5.000%, 10/01/2022	1,695	1,852

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York City, Housing Development Authority, RB Callable 05/01/2022 @ 100
1.100%, 11/01/2059 (A)	$12,500	$12,588
New York City, Housing Development Authority, Ser C, RB Callable 03/01/2021 @ 100
2.350%, 07/01/2022	8,730	8,806
New York City, Housing Development Authority, Ser G, RB Callable 11/02/2020 @ 100
0.200%, 05/01/2052 (A)	2,000	1,999
New York City, Housing Development Authority, Ser S, RB Callable 02/01/2022 @ 100
2.100%, 11/01/2058 (A)	600	612
New York State, Dormitory Authority, Ser B, RB
5.000%, 03/31/2021	3,000	3,084
New York State, Housing Finance Agency, RB Callable 09/21/2020 @ 100
1.875%, 05/01/2050 (A)	2,500	2,502
New York State, Housing Finance Agency, Ser E, RB Callable 01/01/2022 @ 100
0.850%, 11/01/2024	3,890	3,893
New York State, Housing Finance Agency, Ser E, RB Callable 09/01/2023 @ 100
0.950%, 05/01/2025	2,110	2,113
New York State, Housing Finance Agency, Ser L, RB Callable 06/01/2021 @ 100
1.375%, 11/01/2022	560	563
New York State, Housing Finance Agency, Ser P, RB Callable 12/01/2021 @ 100
1.600%, 11/01/2024	5,000	5,044
New York State, Mortgage Agency Revenue, AMT, RB
2.250%, 04/01/2022	500	512
Nuveen, New York AMT-Free Quality Municipal Income Fund, Tax Exempt
0.700%, 05/01/2047 (A)(B)	4,000	4,000
Oyster Bay, GO
4.000%, 11/01/2022	820	880
2.000%, 11/01/2021	835	849
Oyster Bay, Ser C, GO, BAN
4.000%, 08/27/2021	1,120	1,159
Sherrill, School District, GO
1.500%, 06/25/2021	1,040	1,044
Suffolk County, GO, RAN
5.000%, 03/19/2021	1,000	1,022

56	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Suffolk County, Ser I, GO, TAN
2.000%, 09/25/2020	$7,155	$7,160
Tender Option Bond Trust Receipts, Ser 2020-XM0824, RB
0.130%, 02/15/2028 (A)(B)	4,000	4,000
Triborough, Bridge & Tunnel Authority, Ser B, RB Callable 05/15/2021 @ 100
0.604%, 11/15/2027 (A)	2,460	2,457

		121,664

North Carolina — 0.6%
Charlotte, Housing Authority, Multifamily Housing Revenue, Heritage Park Apartments, RB
1.450%, 06/01/2022 (A)	5,000	5,037
Columbus County, Industrial Facilities & Pollution Control Financing Authority, RB
1.375%, 05/01/2034 (A)	1,000	1,018
Durham, Housing Authority, Multifamily Housing Revenue, Morreene Park Apartments, RB
1.300%, 01/01/2021 (A)	1,795	1,796

		7,851

North Dakota — 0.0%
Williston, Airport Revenue, RB
5.000%, 11/01/2020	525	529

Ohio — 4.5%
Allen County, Hospital Facilities Revenue, Bon Secours Mercy Health, RB
5.000%, 12/01/2020	1,500	1,517
5.000%, 12/01/2021	500	528
Allen County, Hospital Facilities Revenue, Ser A, RB
5.000%, 08/01/2021	2,000	2,083
American Municipal Power, Combined Hydroelectric Project, Ser A, RB Callable 02/15/2021 @ 100
2.250%, 02/15/2048 (A)	4,210	4,234
American Municipal Power, RB
5.000%, 02/15/2023	1,000	1,113
American Municipal Power, Ser A, RB Callable 08/15/2021 @ 100
2.300%, 02/15/2038 (A)	1,000	1,014
Columbus, Ser A, GO Pre-Refunded @ 100
4.000%, 08/15/2022 (F)	1,875	2,013
Cuyahoga, Metropolitan Housing Authority, Riverside Park Phase II Project, RB Callable 04/01/2021 @ 100
2.000%, 04/01/2022 (A)	1,750	1,766

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Fairview Park, City School District, GO
1.513%, 12/01/2022 (D)	$515	$509
Heath City, School District, GO, NATL
1.969%, 12/01/2020 (D)	1,025	1,024
Lancaster, Port Authority, Ser A, RB Callable 11/01/2024 @ 101
5.000%, 08/01/2049 (A)	3,700	4,373
Lorain County, Ser B, GO Callable 10/01/2020 @ 100
1.300%, 02/06/2021	805	805
Lucas County, Hospital Revenue Board, Promedica Healthcare Project, Ser D, RB
4.000%, 11/15/2020	2,100	2,110
Mahoning County, GO, BAN
1.000%, 09/13/2021	1,000	1,007
Mahoning County, Sales Tax Improvement, RB
3.000%, 09/16/2020	1,000	1,001
Mahoning County, Sales Tax, RB
1.000%, 09/13/2021	1,000	1,006
Mizuho Floater, Ser 2019-MIZ9001, RB
0.290%, 07/01/2059 (A)(B)(C)	1,000	1,000
Montgomery County, Miami Valley Hospital, Ser A, RB Callable 11/15/2020 @ 100
5.750%, 11/15/2021	1,700	1,718
Newark, Church Street Improvement, GO, BAN
2.250%, 03/24/2021	560	565
Ohio State, Air Quality Development Authority, American Electric Company, AMT, RB
2.100%, 12/01/2027 (A)	3,000	3,105
Ohio State, Higher Educational Facility Commission, Xavier University Project, RB
5.000%, 05/01/2023	390	434
Ohio State, Housing Finance Agency, Brandt Meadows Apartment Project, RB
2.000%, 09/01/2021 (A)	2,100	2,100
Ohio State, Housing Finance Agency, Rad East Project, RB Callable 05/01/2021 @ 100
2.450%, 05/01/2022 (A)	8,000	8,105
Ohio State, Housing Finance Agency, Sem Manor Project, RB
1.400%, 09/01/2020	2,620	2,620
Ohio State, Housing Finance Agency, Ser A, RB Callable 09/01/2022 @ 100
0.400%, 09/01/2023 (A)	2,675	2,673

SEI Tax Exempt Trust / Annual Report / August 31, 2020	57

SCHEDULE OF INVESTMENTS

August 31, 2020

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Ohio State, Housing Finance Agency, Sutter View Apartments, RB Callable 07/01/2021 @ 100
1.620%, 07/01/2023 (A)	$3,500	$3,534
Ohio State, Ser C, RB
5.000%, 01/15/2042 (A)	200	208
Port of Greater Cincinnati, Development Authority, Convention Center Hotel Acquisition & Demolition Project, Ser A, RB Callable 05/01/2022 @ 100
3.000%, 05/01/2023	5,000	5,009

		57,174

Oklahoma — 0.8%
Muskogee County, Independent School District No. 20, GO
1.750%, 07/01/2021	1,000	1,011
Oklahoma County, Finance Authority, Midwest City-Del City Public School Project, RB
5.000%, 10/01/2022	1,000	1,095
Oklahoma State, Development Finance Authority, Gilcrease Expressway West Project, AMT, RB Callable 06/30/2022 @ 100
1.625%, 07/06/2023	2,840	2,833
Tender Option Bond Trust Receipts, Ser 2020-XF2884, RB Callable 09/01/2029 @ 100
0.130%, 09/01/2045 (A)(B)(C)	1,365	1,365
Tulsa County, Industrial Authority, Owasso Public Schools Project, RB
5.000%, 09/01/2020	1,500	1,500
5.000%, 09/01/2021	1,650	1,726
Tulsa County, Industrial Authority, San Springs Public Schools Project, RB
5.000%, 09/01/2021	330	345

		9,875

Oregon — 0.4%
Deschutes & Jefferson Counties, School District, GO
0.650%, 06/15/2024 (D)	460	450
Oregon State, Lottery Revenue, Department of Administrative Services, Ser 2016- XF2290, RB
0.300%, 04/01/2021 (A)(B)	4,000	4,000
Port of Portland, Airport Revenue, RB
5.000%, 07/01/2023	275	308

		4,758

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Pennsylvania — 6.2%
Berks County, Municipal Authority, Ser A, RB
5.000%, 02/01/2024	$500	$540
Bethlehem, Area School District, Ser A, RB Callable 11/02/2020 @ 100
0.599%, 01/01/2032 (A)	6,000	5,953
Butler County, General Authority Revenue, AGM, Hampton Tonwship School District Project, RB
0.100%, 09/01/2027 (A)	1,600	1,600
Cumberland County, Municipal Authority, RB
3.750%, 05/01/2044 (A)	1,000	1,008
Delaware Valley, Regional Finance Authority, Ser B, RB Callable 09/01/2021 @ 100
0.510%, 09/01/2048 (A)	2,500	2,483
East Hempfield Township, Industrial Development Authority, Willow Valley Communities Project, RB
4.000%, 12/01/2020	415	418
Hollidaysburg, School District, GO
1.000%, 07/15/2021	500	503
Lackawanna County, Industrial Development Authority, Scranton University, RB
5.000%, 11/01/2024	250	293
Lehigh County, Industrial Development Authority, PPL Electric Utilities, RB
1.800%, 09/01/2029 (A)	3,610	3,654
Montgomery County, Higher Education & Health Authority, RB
4.000%, 05/01/2036 (A)	1,105	1,131
Pennsylvania State, Commonwealth Financing Authority, Tobacco Master Settlement, RB
5.000%, 06/01/2021	3,000	3,098
Pennsylvania State, Economic Development Financing Authority, AMT, RB
0.650%, 06/01/2044 (A)	1,750	1,750
Pennsylvania State, Economic Development Financing Authority, AMT, RB Callable 05/01/2024 @ 100
1.750%, 08/01/2038 (A)	7,250	7,419
Pennsylvania State, Economic Development Financing Authority, PPL Energy Supply, AMT, RB
0.450%, 08/01/2045 (A)	1,000	1,000
Pennsylvania State, Economic Development Financing Authority, RB
5.000%, 04/15/2021	400	411
5.000%, 04/15/2022	450	482

58	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Pennsylvania State, Economic Development Financing Authority, Waste Management Project, RB
2.800%, 12/01/2033 (A)	$2,260	$2,329
Pennsylvania State, Economic Development Financing Authority, Waste Management Project, Ser A, AMT, RB
2.625%, 11/01/2021	1,000	1,020
Pennsylvania State, Higher Educational Facilities Authority, Independent Colleges Project, Ser I, RB Pre-Refunded @ 100
2.720%, 05/01/2021 (A)(F)	2,500	2,541
Pennsylvania State, Higher Educational Facilities Authority, RB
3.000%, 05/01/2033 (A)	1,000	1,028
Pennsylvania State, Higher Educational Facilities Authority, Ser AW, RB
5.000%, 06/15/2023	6,140	6,895
5.000%, 06/15/2024	11,725	13,616
Pennsylvania State, Housing Finance Agency, Ser 120, RB Callable 10/01/2025 @ 100
2.350%, 04/01/2027	1,270	1,345
Pennsylvania State, Ser A, COP
5.000%, 07/01/2021	350	363
Pennsylvania State, Transportation Authority, RB
5.000%, 06/01/2021	500	517
Pennsylvania State, Turnpike Commission, Ser A, RB Callable 06/01/2023 @ 100
0.690%, 12/01/2023 (A)	3,000	2,987
Pennsylvania State, Turnpike Commission, Ser B, RB Callable 12/01/2022 @ 100
0.790%, 12/01/2023 (A)	1,250	1,248
Philadelphia, Housing Authority, PHA Headquarters Project, RB
4.000%, 05/01/2021	550	562
Philadelphia, School District, Ser 2020, GO
5.000%, 09/01/2022	2,700	2,935
5.000%, 09/01/2023	3,000	3,386
Philadelphia, School District, Ser A, GO
4.000%, 06/30/2021	1,500	1,546
Reading, School District, GO, AGM
5.000%, 03/01/2021	200	204
Tender Option Bond Trust Receipts, Ser 2020-XF2885, RB Callable 09/01/2028 @ 100
0.130%, 09/01/2037 (A)(B)(C)	1,250	1,250

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
University of Pittsburgh, RB Callable 08/15/2023 @ 100
0.450%, 02/15/2024 (A)	$2,850	$2,843
Wilkes-Barre, Finance Authority, Ser A, RB
5.000%, 11/01/2024	475	557

		78,915

Rhode Island — 0.2%
Rhode Island, Student Loan Authority, Ser A, AMT, RB Callable 12/01/2022 @ 100
5.000%, 12/01/2023	2,475	2,647

South Carolina — 1.7%
Charleston, Waterworks & Sewer System Revenue, Ser B, RB Callable 01/01/2021 @ 100
0.480%, 01/01/2035 (A)	1,700	1,688
Laurens County, Water & Sewer Commission, RB Callable 07/01/2021 @ 100
1.375%, 02/01/2022	900	907
South Carolina, Jobs-Economic Development Authority, Prism Health Obligation Group, RB
0.390%, 05/01/2048 (A)	5,300	5,300
South Carolina, Transportation Infrastructure Bank, Ser 2003B, RB Callable 10/01/2021 @ 100
0.554%, 10/01/2031 (A)	12,090	12,005
Spartanburg County, Ser D, GO
5.000%, 03/01/2022	2,180	2,329

		22,229

Tennessee — 1.4%
Franklin County, Health & Educational Facilities Board, RB Callable 12/01/2020 @ 100
2.400%, 12/01/2021 (A)	1,365	1,372
Knox County, Health Educational & Housing Facility Board, RB
4.000%, 04/01/2021	850	863
Lewisburg, Industrial Development Board, Multifamily Housing Revenue, Lewisburg Summit Apartments Project, RB
1.550%, 09/01/2022 (A)	2,000	2,043
Memphis, Health Educational & Housing Facility Board, Burkle & Main Apartments Project, Ser 2019, RB
1.400%, 11/01/2022 (A)	1,300	1,318

SEI Tax Exempt Trust / Annual Report / August 31, 2020	59

SCHEDULE OF INVESTMENTS

August 31, 2020

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Memphis, Health Educational & Housing Facility Board, Chickasaw Place Apartments Project, Ser 2020, RB
0.625%, 06/01/2023 (A)	$1,160	$1,163
Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Ascension Credit Union, Ser B1, RB
1.550%, 11/15/2030 (A)	2,390	2,395
Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Trevecca Towers Project, RB
2.000%, 01/01/2022 (A)	6,500	6,533
Tennessee, Energy Acquisition Gas Project, RB
5.000%, 11/01/2022	1,500	1,641

		17,328

Texas — 11.0%
Alamito, Public Facilities Corporation, RB Callable 11/01/2021 @ 100
1.510%, 05/01/2037 (A)	1,500	1,516
Alamo Heights, Independent School District, Ser B, GO, PSF-GTD
3.000%, 02/01/2028 (A)	2,465	2,492
Alvin, Independent School District, Ser B, GO, PSF-GTD
0.450%, 02/15/2036 (A)	2,000	1,996
Capital Area, Housing Finance, Mission Trail At El Camino Real Apartments, RB Callable 08/01/2021 @ 100
2.100%, 09/01/2037 (A)	2,000	2,027
Central Texas, Regional Mobility Authority, RB Callable 07/01/2021 @ 100
4.000%, 01/01/2022	4,000	4,104
Coastal Bend, Health Facilities, Ser B, RB, AGM Callable 09/03/2020 @ 100
0.450%, 07/01/2031 (A)	950	950
Cypress-Fairbanks, Independent School District, GO, PSF-GTD Callable 02/15/2021 @ 100
5.000%, 02/15/2025	1,885	1,925
Cypress-Fairbanks, Independent School District, Ser A, GO, PSF-GTD
2.125%, 02/15/2027 (A)	4,095	4,161
1.250%, 02/15/2036 (A)	1,165	1,185
Dallas County, Hospital District, GO
5.000%, 08/15/2022	1,500	1,633

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Dallas-Fort Worth, International Airport Revenue, Ser A, RB
5.000%, 11/01/2024	$1,000	$1,184
5.000%, 11/01/2025	750	916
5.000%, 11/01/2026	1,250	1,568
5.000%, 11/01/2027	1,750	2,244
Denton, Independent School District, GO, PSF-GTD
2.000%, 08/01/2043 (A)	1,500	1,569
DeSoto, Independent School District, GO, PSF-GTD
1.119%, 08/15/2026 (D)	1,500	1,412
Dickinson, Independent School District, GO, PSF-GTD
1.350%, 08/01/2037 (A)	2,000	2,018
El Paso, Independent School District, GO
2.500%, 02/01/2040 (A)	1,000	1,019
Fort Bend, Independent School District, Ser A, GO, PSF-GTD
1.950%, 08/01/2049 (A)	1,690	1,738
Fort Bend, Independent School District, Ser B, GO, PSF-GTD
0.875%, 08/01/2050 (A)	1,000	1,007
Fort Bend, Independent School District, Ser D, GO, PSF-GTD
1.500%, 08/01/2042 (A)	7,500	7,573
Gulf Coast, Industrial Development Authority, ExxonMobil Project, RB
0.010%, 11/01/2041 (A)	5,000	5,000
Gulf Coast, Waste Disposal Authority, Waste Management of Texas, Ser B, AMT, RB
2.450%, 05/01/2028 (A)	2,500	2,530
Harlandale, Independent School District, GO, PSF-GTD Callable 09/24/2020 @ 100
3.000%, 08/15/2045 (A)	2,000	2,003
Harris County, Cultural Education Facilities Finance, Memorial Hermann Health System, RB Callable 09/01/2022 @ 101
5.000%, 07/01/2049 (A)	2,500	2,757
Harris County, Cultural Education Facilities Finance, Memorial Hermann Health System, RB Callable 09/01/2022 @ 101
5.000%, 06/01/2032 (A)	2,000	2,211
Harris County, Cultural Education Facilities Finance, Memorial Hermann Health System, RB Callable 09/01/2024 @ 101
5.000%, 06/01/2032 (A)	1,000	1,182

60	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Harris County, Health Facilities Development, Christus Health Project, Ser A3, RB, AGM Callable 09/03/2020 @ 100
0.450%, 07/01/2031 (A)	$1,725	$1,725
Harris County, Health Facilities Development, Ser A4, RB, AGM Callable 09/03/2020 @ 100
0.450%, 07/01/2031 (A)	1,000	1,000
Harris County, Toll Road Senior Lien, RB
1.450%, 08/15/2021	2,195	2,205
Houston, Combined Utility System Revenue, Ser C, RB Callable 02/01/2021 @ 100
0.479%, 05/15/2034 (A)	2,110	2,104
Katy, Independent School District, Ser C, GO, PSF-GTD Callable 09/11/2020 @ 100
0.388%, 08/15/2036 (A)	2,845	2,835
Lower Colorado, River Authority, LCRA Transmission Services Project, Ser 2020, RB
5.000%, 05/15/2021	1,030	1,064
5.000%, 05/15/2022	1,030	1,113
Matagorda County, Navigation District No. 1, Central Power and Light Project, AMT, RB
1.750%, 05/01/2030 (A)	4,000	4,000
Midlothian, Independent School District, Ser C, GO, PSF-GTD
2.000%, 08/01/2051 (A)	2,000	2,106
New Caney, Independent School District, GO, PSF-GTD
3.000%, 02/15/2050 (A)	8,695	8,912
North East, Independent School District, Ser B, GO, PSF-GTD Callable 02/01/2021 @ 100
1.420%, 08/01/2040 (A)	1,240	1,245
Rockwall, Independent School District, Ser A, GO, PSF-GTD
1.219%, 02/15/2021 (D)	2,000	1,997
San Antonio, Electric & Gas Systems Revenue, Ser A, RB
1.750%, 02/01/2033 (A)	8,705	9,134
San Antonio, Electric & Gas Systems Revenue, Ser S, RB
3.000%, 12/01/2045 (A)	2,375	2,390
San Antonio, Water System, RB Callable 11/01/2021 @ 100
2.000%, 05/01/2043 (A)	1,000	1,018
South San Antonio, Independent School District, GO, PSF-GTD
0.500%, 08/15/2022 (D)	1,500	1,488

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Tender Option Bond Trust Receipts, Ser 2020-XF2886, RB
0.540%, 07/01/2023 (A)(B)(C)	$7,000	$7,000
Texas State, Department of Housing & Community Affairs, RB Callable 02/01/2022 @ 100
0.700%, 08/01/2040 (A)	1,830	1,832
Texas State, Department of Housing & Community Affairs, Springs Apartments, RB, FHA Callable 10/01/2020 @ 100
1.600%, 05/01/2021 (A)	1,310	1,311
Texas State, Municipal Gas Acquisition & Supply II, Ser C, RB
0.897%, 09/15/2027 (A)	1,620	1,601
Texas State, RB
4.000%, 08/26/2021	4,000	4,149
Travis County, Housing Finance, McKinney Falls Apartments, RB Callable 09/21/2020 @ 100
2.750%, 04/01/2021	6,300	6,308
Weslaco, Housing Opportunities, Primrose Village Apartments, RB
1.420%, 01/01/2023 (A)	14,760	14,927

		141,384

Utah — 0.3%
Utah State, Housing Revenue, Lakeview Heights Apartments Project, RB, GNMA
2.000%, 07/01/2021 (A)	3,500	3,520
Utah State, Infrastructure Agency, RB
4.000%, 10/15/2021	500	517
4.000%, 10/15/2022	325	337

		4,374

Virginia — 1.7%
Chesapeake Bay, Bridge & Tunnel District, RB, BAN
5.000%, 11/01/2023	2,000	2,246
Halifax County, Industrial Development Authority, Ser 2010A, RB
2.150%, 12/01/2041 (A)	1,000	1,000
Halifax County, Industrial Development Authority, Virginia Electric & Power Project, RB
0.450%, 12/01/2041 (A)	2,000	1,999
Henry County, Industrial Development Authority, RB Callable 11/01/2021 @ 100
2.000%, 11/01/2023	1,000	1,017
Louisa, Industrial Development Authority, Ser 2008B, RB
2.150%, 11/01/2035 (A)	2,150	2,150

SEI Tax Exempt Trust / Annual Report / August 31, 2020	61

SCHEDULE OF INVESTMENTS

August 31, 2020

Short Duration Municipal Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Louisa, Industrial Development Authority, Virginia Electric & Power Project, Ser 2008A, RB
1.900%, 11/01/2035 (A)	$6,050	$6,233
Mizuho Floater, Ser 2020-MIZ9025, RB Callable 05/01/2021 @ 100
0.220%, 11/01/2035 (A)(B)(C)	5,000	5,000
Staunton, Redevelopment & Housing Authority, Willow View Town Homes, RB Callable 11/01/2020 @ 100
1.950%, 05/01/2022 (A)	1,500	1,504
Wise County, Industrial Development Authority, Ser 2009, RB
2.150%, 10/01/2040 (A)	120	120

		21,269

Washington — 2.7%
Central Puget Sound, Regional Transit Authority, Ser S, RB Callable 11/01/2020 @ 100
0.390%, 11/01/2045 (A)	10,000	9,997
Central Puget Sound, Regional Transit Authority, Ser S, RB Callable 11/01/2022 @ 100
0.540%, 11/01/2045 (A)	1,525	1,522
Grant County, Public Utility District No. 2, RB Callable 09/01/2020 @ 100
2.000%, 01/01/2044 (A)	10,000	10,000
Port of Seattle, Ser D, AMT, RB
5.000%, 05/01/2024	1,500	1,720
Seattle, Municipal Light & Power Revenue, Ser B, RB Callable 11/01/2020 @ 100
0.380%, 05/01/2045 (A)	5,000	4,996
Washington State, Health Care Facilities Authority, Providence Health & Services, Ser A, RB
5.000%, 10/01/2021	1,525	1,598
Washington State, Higher Education Facilities Authority, Seattle University Project, RB
5.000%, 05/01/2023	125	137
5.000%, 05/01/2024	160	181
Washington State, Housing Finance Commission, Ser A, RB, FHA
1.550%, 07/01/2022 (A)	3,000	3,049
Washington State, Ser F, GO, NATL
1.708%, 12/01/2021 (D)	1,345	1,340

		34,540

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
West Virginia — 0.4%
Harrison County, Monongahela Project, AMT, RB
3.000%, 10/15/2037 (A)	$750	$766
West Virginia, Economic Development Authority, Appalachian Power Amos Project, RB
2.550%, 03/01/2040 (A)	2,515	2,651
West Virginia, Economic Development Authority, Wheeling Power Company - Mitchell Project, AMT, RB
3.000%, 06/01/2037 (A)	2,000	2,049

		5,466

Wisconsin — 2.1%
Kaukauna, Sanitary Sewer System Revenue, Ser C, RB Callable 09/01/2022 @ 100
2.625%, 09/01/2024	240	249
Kaukauna, Storm Water System Revenue, Ser D, RB Callable 09/01/2022 @ 100
2.625%, 09/01/2024	660	685
Public Finance Authority, AMT, RB
0.450%, 10/01/2025 (A)	1,000	1,000
Tender Option Bond Trust Receipts, Ser 2020-XF2887, RB Callable 06/15/2026 @ 108
0.540%, 06/15/2038 (A)(B)(C)	11,800	11,800
Wisconsin State, Health & Educational Facilities Authority, Advocate Aurora Health, RB Callable 01/27/2022 @ 100
0.540%, 08/15/2054 (A)	600	598
Wisconsin State, Health & Educational Facilities Authority, Froedtert Health, RB
5.000%, 04/01/2021	1,000	1,026
Wisconsin State, Ser A, GO Pre-Refunded @ 100
4.000%, 05/01/2022 (F)	10,715	11,391

		26,749

Wyoming — 0.2%
Wyoming State, Community Development Authority, Ser 4, RB Callable 03/01/2021 @ 100
0.410%, 12/01/2048 (A)	3,000	2,999

62	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Multi-State — 0.1%
BB&T Municipal Trust, RB
0.890%, 11/30/2021 (A)(B)(C)	$941	$941

Total Municipal Bonds
(Cost $1,266,780) ($ Thousands)		1,280,221

Total Investments in Securities — 99.7%
(Cost $1,266,780) ($ Thousands)		$1,280,221

Percentages are based on Net Assets of $1,283,985 ($ Thousands).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2020, the value of these securities amounted to $59,388 ($ Thousands), representing 4.6% of the Net Assets of the Fund.

(C)	Securities are held in connection with a letter of credit issued by a major bank.

(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(E)	Security is escrowed to maturity.

(F)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

AGC — Assured Guaranty Corporation

AGM— Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

BAN— Bond Anticipation Note

BAM — Build America Mutual

COP— Certificate of Participation

FHA— Federal Housing Administration

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

NATL— National Public Finance Guarantee Corporation

PSF-GTD — Public Schools Fund Guarantee

RAN— Revenue Anticipation Note

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

TAN — Tax Allocation Note

As of August 31, 2020, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of August 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	63

SCHEDULE OF INVESTMENTS

August 31, 2020

California Municipal Bond Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 98.5%
California — 98.5%
ABAG, Finance Authority for Nonprofit, Casa de las Campanas Project, RB Callable 10/01/2020 @ 100
5.250%, 09/01/2024	$2,810	$2,825
ABAG, Finance Authority for Nonprofit, Windemere Ranch Infrastructure Project, Ser A, Special Tax, AGM
5.000%, 09/02/2024	1,390	1,656
5.000%, 09/02/2025	990	1,223
Alameda Corridor, Transportation Authority, Ser A, RB
5.000%, 10/01/2023	2,160	2,439
Anaheim, Redevelopment Agency Successor Agency, Ser A, TA
5.000%, 02/01/2027	2,000	2,474
5.000%, 02/01/2028	4,000	5,025
Bakersfield, Wastewater Revenue, Ser A, RB Callable 09/15/2025 @ 100
5.000%, 09/15/2029	1,250	1,518
Burbank, Redevelopment Agency Successor Agency, TA, BAM
5.000%, 12/01/2023	625	716
California State, Bid Group B, GO
5.000%, 08/01/2026	5,000	6,315
California State, Educational Facilities Authority, Occidental College Project, RB
5.000%, 10/01/2025	400	495
California State, Educational Facilities Authority, Pepperdine University Project, RB Callable 09/01/2025 @ 100
5.000%, 09/01/2026	650	799

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Educational Facilities Authority, University of Redlands Project, Ser A, RB
5.000%, 10/01/2023	$830	$918
California State, GO
5.000%, 08/01/2026	10,000	12,630
California State, GO Callable 08/01/2026 @ 100
5.000%, 08/01/2027	3,000	3,777
California State, GO Callable 08/01/2027 @ 100
5.000%, 08/01/2028	2,665	3,438
5.000%, 08/01/2031	5,000	6,387
California State, GO Callable 10/01/2029 @ 100
5.000%, 10/01/2030	1,230	1,661
California State, GO, AGM
5.250%, 08/01/2032	2,000	2,863
California State, Health Facilities Financing Authority, Children’s Hospital of Orange County, RB
5.000%, 11/01/2027	1,500	1,920
California State, Health Facilities Financing Authority, Chinese Hospital Association Project, RB Callable 06/01/2022 @ 100
5.000%, 06/01/2025	400	432
5.000%, 06/01/2026	350	378
California State, Health Facilities Financing Authority, City of Hope Project, RB Callable 11/15/2024 @ 100
5.000%, 11/15/2027	1,200	1,402
California State, Health Facilities Financing Authority, City of Hope Project, Ser A, RB Callable 11/15/2022 @ 100
5.000%, 11/15/2024	1,000	1,093
California State, Health Facilities Financing Authority, Kaiser Permanente Project, Ser 2006-C, RB
5.000%, 06/01/2041 (A)	4,000	5,343
California State, Health Facilities Financing Authority, St. Joseph Health System, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2039 (A)	1,500	1,914
California State, Health Facilities Financing Authority, Stanford Health Care, Ser A, RB
5.000%, 11/15/2027	1,000	1,301
California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB
5.000%, 11/15/2026	500	625
California State, Housing Finance Agency, Ser 2, RB
4.000%, 03/20/2033	990	1,092

64	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Housing Finance Agency, Ser A, RB
4.250%, 01/15/2035	$1,479	$1,665
California State, Infrastructure & Economic Development Bank, Academy Motion Picture Art, RB
5.000%, 11/01/2023	1,000	1,152
5.000%, 11/01/2030	3,000	4,047
California State, Infrastructure & Economic Development Bank, Academy of Sciences, RB Callable 02/01/2021 @ 100
0.500%, 08/01/2047 (A)	3,500	3,487
California State, Infrastructure & Economic Development Bank, Ser B, RB Callable 08/01/2029 @ 100
5.000%, 11/01/2029	2,125	2,839
California State, Infrastructure & Economic Development Bank, Walt Disney Family Museum, RB
5.000%, 02/01/2023	350	381
5.000%, 02/01/2024	500	562
California State, Municipal Finance Authority, Biola University Project, RB
5.000%, 10/01/2024	1,110	1,251
California State, Municipal Finance Authority, Community Medical Centers, Ser A, RB
5.000%, 02/01/2025	1,000	1,171
California State, Municipal Finance Authority, Eisenhower Medical Center, Ser A, RB
5.000%, 07/01/2025	500	586
5.000%, 07/01/2027	1,170	1,427
California State, Municipal Finance Authority, Eisenhower Medical Center, Ser B, RB
5.000%, 07/01/2026	450	538
California State, Municipal Finance Authority, Humangood Obligation Group, Ser A, RB Callable 10/01/2026 @ 100
4.000%, 10/01/2029	1,260	1,423
California State, Municipal Finance Authority, Linxs APM Project, AMT, RB Callable 06/30/2028 @ 100
5.000%, 12/31/2028	1,000	1,223
5.000%, 06/30/2029	1,300	1,581
5.000%, 12/31/2029	1,000	1,213
California State, Municipal Finance Authority, Orange County Civic Center Infrastructure Project, RB
5.000%, 06/01/2025	500	597
5.000%, 06/01/2026	310	380

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Municipal Finance Authority, UCR North District, Phase 1 Student Project, RB, BAM
5.000%, 05/15/2026	$500	$591
California State, Municipal Finance Authority, Waste Management Project, Ser A, RB
1.300%, 02/01/2039 (A)(B)	2,000	2,016
California State, Pollution Control Financing Authority, Waste Management Project, AMT, RB
2.500%, 11/01/2038 (A)	1,125	1,186
California State, Public Works Board, Ser B, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2028	2,005	2,593
California State, Public Works Board, Various Corrections Facilities Project, Ser A, RB Callable 09/01/2024 @ 100
5.000%, 09/01/2025	3,600	4,263
California State, School Facilities Project, GO Callable 11/01/2023 @ 100
5.000%, 11/01/2029	3,000	3,417
California State, School Finance Authority, Aspire Public School, RB
5.000%, 08/01/2023 (B)	825	921
California State, Statewide Communities Development Authority, Henry Mayo Newhall Memorial Project, Ser A, RB, AGM
5.000%, 10/01/2021	500	523
5.000%, 10/01/2022	500	545
5.000%, 10/01/2023	500	565
California State, Statewide Communities Development Authority, Viamonte Senior Living Project, RB Callable 01/01/2021 @ 100
3.000%, 07/01/2025	2,800	2,823
California State, Tobacco Securitization Agency, RB
5.000%, 06/01/2023	1,200	1,283
California State, Various Purpose, GO
5.000%, 11/01/2026	5,000	6,361
5.000%, 03/01/2029	1,300	1,747
California State, Various Purpose, GO Callable 09/01/2022 @ 100
5.000%, 09/01/2025	3,000	3,280
California State, Various Purpose, GO Callable 04/01/2023 @ 100
5.000%, 10/01/2029	4,130	4,600
California State, Various Purpose, GO Callable 12/01/2023 @ 100
5.000%, 12/01/2024	3,000	3,458

SEI Tax Exempt Trust / Annual Report / August 31, 2020	65

SCHEDULE OF INVESTMENTS

August 31, 2020

California Municipal Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Various Purpose, Group B, GO
5.000%, 09/01/2026	$2,000	$2,532
Carlsbad, Unified School District, Ser B, GO Callable 05/01/2024 @ 100
6.000%, 05/01/2034	2,750	3,313
Contra Costa, Transportation Authority, Ser A, RB Callable 09/21/2020 @ 100
0.359%, 03/01/2034 (A)	3,000	2,989
Contra Costa, Water District, Ser T, RB
5.000%, 10/01/2024	1,325	1,586
El Dorado, Irrigation District, Ser B, COP
5.000%, 03/01/2025	1,000	1,214
FHLMC Multifamily Certificates, Relating to Municipal Securities, Ser M-049, RB Callable 03/15/2029 @ 100
3.050%, 04/15/2034	1,485	1,655
Fresno, Joint Powers Financing Authority, Master Lease Project, Ser A, RB, AGM
5.000%, 04/01/2025	1,500	1,784
Golden State, Tobacco Securitization Project, Ser A1, RB
5.000%, 06/01/2026	1,500	1,830
5.000%, 06/01/2027	5,000	6,231
Golden State, Tobacco Securitization, Ser A1, RB
5.000%, 06/01/2021	2,000	2,068
5.000%, 06/01/2025	3,365	4,005
Hesperia Community, Redevelopment Agency Successor Agency, Ser A, COP, AGM Callable 09/01/2028 @ 100
5.000%, 09/01/2029	2,275	2,979
Imperial, Irrigation District Electric System Revenue Authority, Ser B2, RB
5.000%, 11/01/2024	730	875
5.000%, 11/01/2025	1,000	1,242
Imperial, Irrigation District Electric System Revenue Authority, Ser C, RB
5.000%, 11/01/2024	625	749
Inglewood, Redevelopment Agency Successor Agency, Sub Lien-Merged Redevelopment Project, Sub-Ser, TA, BAM
5.000%, 05/01/2025	1,000	1,205
5.000%, 05/01/2026	500	621
Lancaster, Redevelopment Agency Successor Agency, Combined Redevelopment Project Areas, TA, AGM
5.000%, 08/01/2024	435	511
5.000%, 08/01/2025	570	692
Lodi, Public Financing Authority, RB, AGM
5.000%, 09/01/2026	1,000	1,273

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Long Beach, Harbor Revenue, Ser A, AMT, RB
5.000%, 05/15/2026	$1,100	$1,316
5.000%, 05/15/2027	2,000	2,423
Long Beach, Harbor Revenue, Ser B, RB
5.000%, 05/15/2024	1,000	1,162
Long Beach, Harbor Revenue, Ser C, AMT, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2026	2,370	2,756
Long Beach, Marina Revenue, RB
5.000%, 05/15/2021	520	536
5.000%, 05/15/2022	900	946
5.000%, 05/15/2023	700	758
Los Angeles County, Metropolitan Transportation Authority, RB
5.000%, 06/01/2030	545	747
Los Angeles County, Metropolitan Transportation Authority, Ser A, RB
5.000%, 06/01/2026	2,400	3,028
Los Angeles County, Redevelopment Authority, Bunker Hill Project, Ser C, TA
5.000%, 12/01/2024	2,000	2,368
Los Angeles, Community Facilities District, Playa Vista, Phase 1 Project, Special Tax
5.000%, 09/01/2021	1,030	1,079
Los Angeles, Department of Airports, Los Angeles International Airport Project, Sub-Ser, AMT, RB
5.000%, 05/15/2027	6,990	8,708
5.000%, 05/15/2028	1,000	1,270
5.000%, 05/15/2029	3,000	3,872
Los Angeles, Department of Airports, Los Angeles International Airport Project, Sub-Ser, AMT, RB Callable 05/15/2026 @ 100
5.000%, 05/15/2027	1,000	1,215
Los Angeles, Department of Airports, Ser B, AMT, RB
5.000%, 05/15/2025	2,000	2,384
Los Angeles, Harbor Department, Ser A, RB
5.000%, 08/01/2025	1,000	1,208
Los Angeles, Unified School District, Ser A, GO
5.000%, 07/01/2025	2,000	2,444
5.000%, 07/01/2026	2,650	3,334
5.000%, 07/01/2029	3,940	5,355
Los Angeles, Unified School District, Ser B1, GO Callable 01/01/2028 @ 100
5.000%, 07/01/2029	1,000	1,301
Northern California, Energy Authority, Ser A, RB
4.000%, 07/01/2049 (A)	3,000	3,347

66	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Palm Desert, Redevelopment Agency Successor Agency, Ser A, TA, BAM
5.000%, 10/01/2024	$1,200	$1,418
Palm Springs, Airport Revenue, Palm Springs International Airport Project, AMT, RB, BAM Callable 06/01/2025 @ 100
5.000%, 06/01/2028	1,100	1,281
Pittsburg, Redevelopment Agency Successor Agency, Ser A, TA, AGM
5.000%, 09/01/2023	3,000	3,406
Pomona, Unified School District, GO, BAM
5.000%, 08/01/2023	665	752
Redlands, Unified School District, San Bernadino County, GO Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,000	1,300
Riverside County, Redevelopment Successor Agency, Jurupa Valley Redevelopment Project, TA
5.000%, 10/01/2025	560	675
5.000%, 10/01/2026	500	619
Riverside, Unified School District, Ser B, GO Callable 08/01/2027 @ 100
4.000%, 08/01/2028	1,000	1,236
Roseville, Finance Authority, Ser A, Special Tax
5.000%, 09/01/2023	550	629
5.000%, 09/01/2025	1,000	1,232
Sacramento County, Airport System Revenue, Ser B, RB
5.000%, 07/01/2026	1,000	1,249
Sacramento, Area Flood Control Agency, Consolidated Capital Assessment District No. 2 Bonds, Ser A, SAB
5.000%, 10/01/2026	850	1,074
Sacramento, Municipal Utility District, RB
5.000%, 07/01/2024	500	592
Sacramento, Municipal Utility District, Ser D, RB
5.000%, 08/15/2026	1,000	1,271
Sacramento, Redevelopment Agency Successor Agency, Ser A, TA, BAM
5.000%, 12/01/2024	1,000	1,189
San Diego County, Regional Airport Authority, Sub-Ser B, AMT, RB
5.000%, 07/01/2025	500	594
5.000%, 07/01/2026	400	486
5.000%, 07/01/2027	500	621
San Diego County, Regional Airport Authority, Sub-Ser B, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,000	1,232

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
San Diego County, Sanford Burnham Presbyterian Medical Discovery Institute, RB
5.000%, 11/01/2024	$1,200	$1,428
San Diego County, Water Authority, RB
5.000%, 05/01/2025	2,155	2,638
San Diego, Association of Governments South Bay Expressway Revenue, Ser A, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,000	1,219
San Diego, Regional Building Authority, County Operations Center Project, Ser A, RB Callable 10/15/2025 @ 100
5.000%, 10/15/2027	1,000	1,202
San Francisco Bay Area, Rapid Transit District, Ser A, RB
5.000%, 07/01/2025	500	608
San Francisco Bay Area, Rapid Transit District, Ser C-1, GO Callable 08/01/2029 @ 100
4.000%, 08/01/2031	2,000	2,515
San Francisco City & County, Airport Commission, San Francisco International Airport, AMT, RB
5.000%, 01/01/2026	2,500	3,025
San Francisco City & County, Airport Commission, San Francisco International Airport, RB
5.000%, 05/01/2025	1,000	1,200
San Francisco City & County, Airport Commission, San Francisco International Airport, Ser D, AMT, RB
5.000%, 05/01/2026	3,000	3,661
San Francisco City & County, Redevelopment Agency Successor Agency, Mission Bay South Redevelopment Project, Ser C, TA
5.000%, 08/01/2022	275	299
San Francisco City & County, Redevelopment Agency Successor Agency, Mission Bay South Redevelopment Project, Ser S, TA
5.000%, 08/01/2023	425	481
San Francisco City & County, Ser R1, GO Callable 06/15/2023 @ 100
5.000%, 06/15/2026	3,000	3,396
San Francisco, Public Utilities Commission Water Revenue, Ser D, RB
5.000%, 11/01/2027	3,000	3,949
San Francisco, Public Utilities Commission Water Revenue, Sub-Ser D, RB Pre-Refunded @ 100
5.000%, 11/01/2021 (C)	10	11

SEI Tax Exempt Trust / Annual Report / August 31, 2020	67

SCHEDULE OF INVESTMENTS

August 31, 2020

California Municipal Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
San Francisco, Public Utilities Commission Water Revenue, Sub-Ser, RB
5.000%, 11/01/2026	$4,500	$5,763
San Joaquin, Delta Community College District, Ser A, GO
5.000%, 08/01/2025	2,000	2,469
San Jose, Norman Y Mineta San Jose International Airport SJC, Ser A, AMT, RB
5.000%, 03/01/2025	1,000	1,182
5.000%, 03/01/2026	1,780	2,159
San Jose, Redevelopment Agency Successor Agency, Sub-Ser B, TA
5.000%, 08/01/2027	1,000	1,268
Santa Ana, College Improvement District #1, Rancho Santiago Community College District, Improvement Project, GO Callable 08/01/2026 @ 100
3.000%, 08/01/2032	1,000	1,092
3.000%, 08/01/2033	2,580	2,791
Santa Barbara County, Ser B, AMT, COP
5.000%, 12/01/2025	1,440	1,746
Solano County, COP
5.000%, 11/01/2025	700	858
Sonoma-Marin Area, Rail Transit District, Ser A, RB Callable 03/01/2022 @ 100
5.000%, 03/01/2023	725	775
South Orange County, Public Financing Authority, Ser A, Special Tax Callable 08/15/2021 @ 102
5.000%, 08/15/2023	725	773
5.000%, 08/15/2024	1,000	1,065
Southern California, Metropolitan Water District, Ser A, RB
5.000%, 07/01/2025	1,400	1,719
Southern California, Public Power Authority, Canyon Power Project, Ser A, RB Callable 07/01/2021 @ 100
5.000%, 07/01/2025	500	520
Southern California, Public Power Authority, Magnolia Power Project, RB
5.000%, 07/01/2024	1,120	1,323
Southern California, Public Power Authority, Ser A, RB
5.250%, 11/01/2025	2,930	3,584
Southern California, Public Power Authority, Windy Point/Windy Flats Project, RB Callable 01/01/2024 @ 100
5.000%, 04/01/2024	1,000	1,158
Southern California, Water Replenishment District, RB
5.000%, 08/01/2025	425	525

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Stockton, Redevelopment Agency Successor Agency, Ser A, TA, AGM
5.000%, 09/01/2026	$1,000	$1,246
Stockton, Redevelopment Agency Successor Agency, Ser A, TA, AGM Callable 09/01/2026 @ 100
5.000%, 09/01/2027	1,000	1,233
Tulare, Local Health Care District, GO, BAM
4.000%, 08/01/2027	585	699
4.000%, 08/01/2028	435	526
4.000%, 08/01/2029	735	897
4.000%, 08/01/2030	1,320	1,623
Tuolumne, Wind Project Authority, Wind Project, Ser A, RB
5.000%, 01/01/2026	1,000	1,245
Tustin, Unified School District, Community Facilities District #97-1, Special Tax
5.000%, 09/01/2023	1,000	1,124
University of California, Regents Medical Center Pooled Revenue, Ser L, RB
5.000%, 05/15/2024	2,000	2,333
University of California, Ser AM, RB Callable 05/15/2024 @ 100
5.000%, 05/15/2025	1,000	1,178
University of California, Ser BE, RB
5.000%, 05/15/2028	1,000	1,334
Upland Community, Redevelopment Agency Successor Agency, Community Development Project, TA
5.000%, 09/01/2025	1,280	1,537
Western, Municipal Water District Facilities Authority, Ser A, RB Callable 10/01/2030 @ 100
5.000%, 10/01/2033	2,000	2,764
Westlands, Water District, Ser A, RB, AGM
5.000%, 09/01/2025	1,430	1,761

Total Municipal Bonds
(Cost $306,768) ($ Thousands)		326,023

	Shares
CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	1,952,066	1,952

Total Cash Equivalent
(Cost $1,952) ($ Thousands)		1,952

Total Investments in Securities — 99.1%
(Cost $308,720) ($ Thousands)		$327,975

68	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Percentages are based on Net Assets of $331,110 ($ Thousands).
**	Rate shown is the 7-day effective yield as of August 31, 2020.

†	Investment in Affiliated Security (see Note 4).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2020, the value of these securities amounted to $2,937 ($ Thousands), representing 0.9% of the Net Assets of the Fund.

(C)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

ABAG — Association of Bay Area Governments

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

GO — General Obligation

RB — Revenue Bond

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

The following is a list of the level of inputs used as of August 31, 2020 in valuing the Fund’s investments at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Municipal Bonds	–	326,023	–	326,023
Cash Equivalent	1,952	–	–	1,952

Total Investments in Securities	1,952	326,023	–	327,975

As of August 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2020 ($ Thousands):

Security Description	Value 8/31/19	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 8/31/20	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$3,611	$66,062	$(67,721)	$ —	$ —	$1,952	1,952,066	$11	$ —

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	69

SCHEDULE OF INVESTMENTS

August 31, 2020

Massachusetts Municipal Bond Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 98.8%

Massachusetts — 98.8%
Boston, Ser A, GO
5.000%, 04/01/2027	$1,000	$1,291
Boston, Ser A, GO Callable 03/01/2024 @ 100
5.000%, 03/01/2025	500	583
Boston, Ser B, GO
5.000%, 04/01/2025	1,450	1,763
Boston, Transit Parking Authority, RB Callable 07/01/2021 @ 100
5.000%, 07/01/2022	500	519
Hingham, GO Callable 08/15/2028 @ 100
4.000%, 02/15/2030	340	424
4.000%, 02/15/2031	320	396
Lowell, GO
5.000%, 09/01/2027	1,520	1,980
Massachusetts Bay, Transportation Authority, Ser A, RB
5.250%, 07/01/2030	500	698
5.000%, 07/01/2025	1,000	1,223
5.000%, 07/01/2026	1,000	1,258
5.000%, 07/01/2027	1,500	1,940
Massachusetts State, Clean Energy Cooperative, Municipal Lighting Plant Cooperative, RB
5.000%, 07/01/2023	500	562
Massachusetts State, Clean Water Trust, RB Callable 02/01/2026 @ 100
5.000%, 02/01/2029	1,000	1,231
Massachusetts State, Department of Transportation, Ser A, RB
5.000%, 01/01/2029	1,000	1,333
Massachusetts State, Development Finance Agency, Baystate Medical Center Project, Ser N, RB
5.000%, 07/01/2023	200	225

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Development Finance Agency, Beth Israel Lahey Health Project, RB
5.000%, 07/01/2028	$585	$745
Massachusetts State, Development Finance Agency, Boston College Project, Ser S, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2024	1,000	1,125
Massachusetts State, Development Finance Agency, Boston Medical Center, Ser E, RB
5.000%, 07/01/2026	200	237
Massachusetts State, Development Finance Agency, Brandeis University Project, Ser S, RB Callable 04/01/2029 @ 100
5.000%, 10/01/2029	1,000	1,293
Massachusetts State, Development Finance Agency, Broad Institute Project, RB
5.000%, 04/01/2025	500	605
Massachusetts State, Development Finance Agency, CareGroup Project, Ser H, RB
5.000%, 07/01/2024	500	578
Massachusetts State, Development Finance Agency, CareGroup Project, Ser I, RB
5.000%, 07/01/2026	500	612
Massachusetts State, Development Finance Agency, CareGroup Project, Ser J, RB
5.000%, 07/01/2024	500	578
Massachusetts State, Development Finance Agency, College Holy Cross Project, Ser A, RB
5.000%, 09/01/2026	200	251
Massachusetts State, Development Finance Agency, Dana-Farber Cancer Institute, Ser O, RB
5.000%, 12/01/2026	1,000	1,241
Massachusetts State, Development Finance Agency, Harvard University, Ser A, RB
5.000%, 07/15/2026	2,280	2,894
Massachusetts State, Development Finance Agency, Lahey Clinic Project, Ser F, RB
5.000%, 08/15/2024	750	871
Massachusetts State, Development Finance Agency, Lesley University Project, RB
5.000%, 07/01/2024	1,000	1,137
Massachusetts State, Development Finance Agency, Partners Health Care Systems Project, RB
5.000%, 07/01/2023	1,045	1,172
5.000%, 07/01/2025	1,000	1,201

70	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Development Finance Agency, Partners Health Care Systems Project, RB Pre-Refunded @ 100
5.000%, 07/01/2025 (A)	$500	$612
Massachusetts State, Development Finance Agency, Ser A, RB
5.000%, 10/01/2025	970	1,192
5.000%, 03/01/2028	400	523
5.000%, 10/15/2028	500	672
Massachusetts State, Development Finance Agency, Ser A, RB Callable 07/31/2029 @ 102
5.000%, 07/01/2050 (B)	1,000	1,308
Massachusetts State, Development Finance Agency, South Shore Hospital Project, Ser I, RB
5.000%, 07/01/2025	500	588
Massachusetts State, Development Finance Agency, Sterling and Francine Clark Art Institute, RB
4.000%, 07/01/2024	400	455
Massachusetts State, Development Finance Agency, Suffolk University Project, RB
5.000%, 07/01/2024	350	396
Massachusetts State, Development Finance Agency, Suffolk University, RB
5.000%, 07/01/2024	500	566
Massachusetts State, Development Finance Agency, UMass Memorial Health Care, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2031	1,000	1,184
Massachusetts State, Development Finance Agency, Wellforce, Ser A, RB
5.000%, 07/01/2023	700	773
Massachusetts State, Development Finance Agency, Worcester Polytechnic Institute, RB Callable 09/01/2029 @ 100
5.000%, 09/01/2030	210	266
Massachusetts State, Educational Financing Authority, Education Loan Revenue, AMT, RB
5.000%, 01/01/2021	500	506
Massachusetts State, Educational Financing Authority, Ser A, AMT, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2026	400	454
Massachusetts State, Educational Financing Authority, Ser K, AMT, RB
5.000%, 07/01/2022	500	532

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/2029	$500	$693
Massachusetts State, Port Authority, Ser A, AMT, RB
5.000%, 07/01/2027	2,000	2,473
5.000%, 07/01/2028	1,000	1,274
5.000%, 07/01/2029	840	1,057
Massachusetts State, Port Authority, Ser A, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	250	310
Massachusetts State, Port Authority, Ser A, RB
5.000%, 07/01/2025	1,000	1,206
Massachusetts State, Port Authority, Ser B, AMT, RB
5.000%, 07/01/2022	690	744
Massachusetts State, Port Authority, Ser C, AMT, RB
5.000%, 07/01/2028	1,000	1,274
Massachusetts State, Port Authority, Ser C, RB
5.000%, 07/01/2024	520	607
Massachusetts State, Ser A, GO
5.000%, 07/01/2026	2,625	3,311
Massachusetts State, Ser B, GO
5.000%, 07/01/2026	1,000	1,261
5.000%, 07/01/2027	1,000	1,293
5.000%, 01/01/2028	1,500	1,963
Massachusetts State, Ser C, GO
5.000%, 08/01/2024	525	622
5.000%, 10/01/2025	1,000	1,234
Massachusetts State, Ser D, GO
5.000%, 04/01/2026	1,000	1,252
Massachusetts State, Ser E, GO
5.000%, 11/01/2027	2,000	2,608
5.000%, 09/01/2028	1,000	1,330
Massachusetts State, Transportation Fund Revenue, Metropolitan Highway System, Ser A, RB
5.000%, 01/01/2027	1,000	1,244
Massachusetts State, Transportation Fund Revenue, Rail Enhancement & Accelerated Program, RB
Callable 06/01/2024 @ 100
5.000%, 06/01/2030	1,000	1,161
Massachusetts State, Transportation Fund Revenue, Ser A, RB
5.000%, 06/01/2026	1,000	1,254

SEI Tax Exempt Trust / Annual Report / August 31, 2020	71

SCHEDULE OF INVESTMENTS

August 31, 2020

Massachusetts Municipal Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Water Resources Authority, Ser B, RB
5.000%, 08/01/2028	$1,000	$1,331
Massachusetts State, Water Resources Authority, Ser F, RB
5.000%, 08/01/2024	1,000	1,185
University of Massachusetts, Building Authority, Ser 1, RB Callable 11/01/2029 @ 100
5.000%, 11/01/2030	1,500	2,010
University of Massachusetts, Building Authority, Ser 2019-1, RB
5.000%, 05/01/2025	1,000	1,210
University of Massachusetts, Building Authority, UMass Project, RB
5.000%, 11/01/2026	1,000	1,264
Winchester, Municipal Purpose Loan, GO Callable 07/01/2025 @ 100
5.000%, 07/01/2026	500	610
Worcester, GO Callable 02/15/2028 @ 100
4.000%, 02/15/2030	285	349

Total Municipal Bonds (Cost $71,312) ($ Thousands)		76,123

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	579,115	$579

Total Cash Equivalent (Cost $579) ($ Thousands)		579

Total Investments in Securities — 99.6% (Cost $71,891) ($ Thousands)		$76,702

Percentages are based on Net Assets of $77,016 ($ Thousands).

†	Investment in Affiliated Security (see Note 4).

**	Rate shown is the 7-day effective yield as of August 31, 2020.

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

AMT — Alternative Minimum Tax

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of August 31, 2020 in valuing the Fund’s investments at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Municipal Bonds	–	76,123	–	76,123
Cash Equivalent	579	–	–	579

Total Investments in Securities	579	76,123	–	76,702

As of August 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2020 ($ Thousands):

Security Description	Value 8/31/19	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 8/31/20	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 1,368	$ 17,610	$ (18,399)	$ -	$ -	$ 579	579,115	$ 5	$ -

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

72	SEI Tax Exempt Trust / Annual Report / August 31, 2020

SCHEDULE OF INVESTMENTS

August 31, 2020

New Jersey Municipal Bond Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 98.4%

Delaware — 2.1%
Delaware State, River & Bay Authority, RB
5.000%, 01/01/2029	$1,000	$1,285
Delaware State, River & Bay Authority, Ser B, RB
5.000%, 01/01/2024	1,000	1,143

		2,428

New Jersey — 85.2%
Bayonne City, Qualified General Improvement Project, GO, BAM
5.000%, 07/01/2024	825	968
Bergen County, GO Callable 07/15/2027 @ 100
3.000%, 07/15/2029	1,000	1,136
Bergen County, Improvement Authority, Ser C, RB
5.000%, 08/15/2025	2,160	2,643
Camden County, Improvement Authority, Cooper Health System Project, RB
5.000%, 02/15/2024	1,000	1,129
Camden County, Improvement Authority, County Capital Program, RB
5.000%, 01/15/2025	420	503
5.000%, 01/15/2026	1,820	2,247
Carlstadt, School District, GO
5.000%, 05/01/2023	500	561
Carlstadt, School District, GO Callable 05/01/2024 @ 100
5.000%, 05/01/2025	500	581
Essex County, GO
5.000%, 08/01/2025	2,500	3,075
Essex County, Improvement Authority, County Guaranteed Project, RB, NATL
5.500%, 10/01/2025	1,000	1,258
Gloucester County, Improvement Authority, Rowan University Project, Ser A, RB, AGM
5.000%, 11/01/2025	500	608

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Gloucester County, Improvement Authority, Rowan University Project, Ser B, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2026	$1,000	$1,176
Gloucester County, Improvement Authority, Ser A, RB
5.000%, 07/15/2023	1,000	1,135
Hudson County, Improvement Authority, Vocational - Technical School Project, RB
5.000%, 05/01/2026	500	623
Jersey City, Ser A, GO
5.000%, 11/01/2025	125	153
Matawan-Aberdeen, Regional School District, GO Callable 09/15/2021 @ 100
5.000%, 09/15/2023	500	524
Middlesex County, Improvement Authority, New Brunswick Cultural Center Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,755	2,278
Monmouth County, GO
5.000%, 07/15/2025	3,280	4,024
Monmouth County, Improvement Authority, Governmental Pooled Loans, Ser C, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2027	1,000	1,273
Montgomery Township, Board of Education, GO
5.000%, 04/01/2025	1,300	1,571
Morris County, Ser B, GO
4.000%, 11/15/2020	485	489
New Jersey State, Economic Development Authority, Cigarette Tax, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2023	1,000	1,036
5.000%, 06/15/2024	685	709
New Jersey State, Economic Development Authority, New Jersey Natural Gas, AMT, RB
2.450%, 04/01/2059	2,000	2,124
New Jersey State, Economic Development Authority, Provident Group Montclair Project, RB, AGM
5.000%, 06/01/2027	1,000	1,234
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser GG, RB Callable 03/01/2021 @ 100
5.250%, 09/01/2026	1,000	1,019

SEI Tax Exempt Trust / Annual Report / August 31, 2020	73

SCHEDULE OF INVESTMENTS

August 31, 2020

New Jersey Municipal Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser II, RB Callable 03/01/2022 @ 100
5.000%, 03/01/2025	$2,500	$2,628
New Jersey State, Economic Development Authority, Ser A, RB, BAM
5.000%, 07/01/2027	1,140	1,382
New Jersey State, Educational Facilities Authority, Montclair State University, Ser B, RB Callable 07/01/2026 @ 100
5.000%, 07/01/2028	2,260	2,703
New Jersey State, Educational Facilities Authority, Ramapo College Project, Ser A, RB, AGM
5.000%, 07/01/2025	1,000	1,194
New Jersey State, Educational Facilities Authority, Ramapo College Project, Ser B, RB, AGM
5.000%, 07/01/2025	1,000	1,194
New Jersey State, Educational Facilities Authority, Ser A, RB Callable 07/01/2030 @ 100
5.000%, 07/01/2033	1,360	1,691
New Jersey State, Educational Facilities Authority, Stockton University Project, Ser A, RB
5.000%, 07/01/2026	1,000	1,196
New Jersey State, Educational Facilities Authority, William Patterson University Project, Ser C, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2027	1,905	2,189
New Jersey State, Environmental Infrastructure Trust, RB
5.250%, 09/01/2021	995	1,046
5.250%, 09/01/2021 (A)	80	84
5.000%, 09/01/2023	1,000	1,142
New Jersey State, GO
5.250%, 08/01/2021	2,000	2,081
New Jersey State, Health Care Facilities Financing Authority, AHS Hospital Project, RB
5.000%, 07/01/2026	735	898
New Jersey State, Health Care Facilities Financing Authority, Barnabas Health Project, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2025	1,000	1,076

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Health Care Facilities Financing Authority, Hackensack Meridian Health Project, RB
5.000%, 07/01/2026	$2,000	$2,478
New Jersey State, Health Care Facilities Financing Authority, Inspira Health Obligated Group Issue, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2031	1,080	1,311
New Jersey State, Health Care Facilities Financing Authority, Inspira Health Project, RB
5.000%, 07/01/2023	1,000	1,120
New Jersey State, Health Care Facilities Financing Authority, Princeton Healthcare System Project, RB Callable 07/01/2026 @ 100
5.000%, 07/01/2027	1,000	1,238
New Jersey State, Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group Issue, RB
5.000%, 07/01/2022	500	540
5.000%, 07/01/2025	1,000	1,199
New Jersey State, Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group Issue, RB Callable 04/01/2026 @ 101
5.000%, 07/01/2045 (B)	1,500	1,848
New Jersey State, Health Care Facilities Financing Authority, Valley Health System Obligated Group Issue, RB Callable 07/01/2029 @ 100
5.000%, 07/01/2030	1,250	1,600
New Jersey State, Health Care Facilities Financing Authority, Virtua Health Project, RB Callable 01/01/2024 @ 100
5.000%, 07/01/2026	1,000	1,148
New Jersey State, Higher Education Student Assistance Authority, Ser 1A, AMT, RB
5.000%, 12/01/2022	1,500	1,623
New Jersey State, Higher Education Student Assistance Authority, Ser A, AMT, RB Callable 06/01/2028 @ 100
3.350%, 12/01/2029	1,515	1,585
New Jersey State, Higher Education Student Assistance Authority, Ser A, RB Callable 06/01/2028 @ 100
5.000%, 12/01/2028	675	835
New Jersey State, Housing & Mortgage Finance Agency, AMT, RB
3.250%, 04/01/2025	935	1,021

74	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Institute of Technology, RB
5.000%, 07/01/2028	$200	$253
5.000%, 07/01/2029	270	347
New Jersey State, Institute of Technology, RB Callable 07/01/2029 @ 100
5.000%, 07/01/2030	260	332
5.000%, 07/01/2031	375	476
New Jersey State, Institute of Technology, Ser A, RB Pre-Refunded @ 100
5.000%, 07/01/2022 (C)	1,400	1,520
New Jersey State, Transportation Trust Fund Authority, Ser S, RB Callable 12/15/2028 @ 100
5.000%, 06/15/2030	1,000	1,195
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB
5.500%, 12/15/2021	2,500	2,645
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB, NATL
5.250%, 12/15/2021	1,600	1,689
5.250%, 12/15/2021 (A)	15	16
New Jersey State, Turnpike Authority, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2028	1,430	1,772
New Jersey State, Turnpike Authority, Ser B, RB
5.000%, 01/01/2028	1,000	1,279
New Jersey State, Turnpike Authority, Ser C, RB
5.000%, 01/01/2025	1,000	1,178
New Jersey State, Turnpike Authority, Ser E, RB
5.000%, 01/01/2027	1,420	1,773
North Hudson, Sewerage Authority, Ser A, RB Pre-Refunded @ 100
5.000%, 06/01/2022 (C)	90	98
Ocean County, Ser A, GO Callable 08/01/2025 @ 100
5.000%, 08/01/2027	700	855
Passaic County, Improvement Authority, City of Paterson Project, RB
5.000%, 06/15/2023	400	451
5.000%, 06/15/2024	315	370
5.000%, 06/15/2025	250	304
Passaic County, Improvement Authority, City of Paterson Project, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2027	545	663

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Rutgers State University, Ser M, RB Callable 05/01/2026 @ 100
5.000%, 05/01/2027	$1,000	$1,223
Rutgers State University, Ser N, RB
5.000%, 05/01/2028	500	646
Salem County, Pollution Control Financing Authority, Chambers Project, Ser A, AMT, RB
5.000%, 12/01/2023	815	857
Somerset County, Ser A&B, GO Callable 08/01/2027 @ 100
3.000%, 08/01/2030	540	610
South Jersey, Transportation Authority, Ser A, RB
5.000%, 11/01/2020	235	237
5.000%, 11/01/2020 (A)	200	201
Sparta Township, Board of Education, GO
5.000%, 02/15/2023	600	669
Sparta Township, Board of Education, GO Pre-Refunded @ 100
5.000%, 02/15/2025 (C)	575	695
Tobacco Settlement Financing, Ser A, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2032	500	622
Tobacco Settlement Financing, Ser B, RB
3.200%, 06/01/2027	1,135	1,159
Verona Township, Board of Education, GO
5.000%, 03/01/2025	500	599
Washington Township, Ser A, BAN
1.750%, 06/22/2021	1,000	1,011

		97,872

New York — 8.1%
New York & New Jersey, Port Authority, AMT, RB Callable 10/15/2025 @ 100
5.000%, 10/15/2029	4,000	4,751
New York & New Jersey, Port Authority, Ser 178, AMT, RB Callable 12/01/2023 @ 100
5.000%, 12/01/2025	2,000	2,264
New York & New Jersey, Port Authority, Ser 179, RB
5.000%, 12/01/2023	1,000	1,148
New York & New Jersey, Port Authority, Ser 180, AMT, RB
5.000%, 09/01/2023	1,000	1,131

		9,294

Pennsylvania — 3.0%
Delaware River, Joint Toll Bridge Commission, Ser A, RB
5.000%, 07/01/2027	1,450	1,872

SEI Tax Exempt Trust / Annual Report / August 31, 2020	75

SCHEDULE OF INVESTMENTS

August 31, 2020

New Jersey Municipal Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Delaware River, Port Authority, Ser A, RB
5.000%, 01/01/2029	$1,225	$1,605

		3,477

Total Municipal Bonds (Cost $106,799) ($ Thousands)		113,071

	Shares

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	1,014,028	1,014

Total Cash Equivalent (Cost $1,014) ($ Thousands)		1,014

Total Investments in Securities — 99.3% (Cost $107,813) ($ Thousands)		$114,085

Percentages are based on Net Assets of $114,934 ($ Thousands).

**	Rate shown is the 7-day effective yield as of August 31, 2020.

†	Investment in Affiliated Security (see Note 4).

(A)	Security is escrowed to maturity.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(C)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

AGM— Assured Guaranty Municipal

AMT — Alternative Minimum Tax

BAM — Build America Mutual

BAN — Bond Anticipation Note

Cl — Class

GO — General Obligation

NATL— National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of August 31, 2020 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Municipal Bonds	–	113,071	–	113,071
Cash Equivalent	1,014	–	–	1,014

Total Investments in Securities	1,014	113,071	–	114,085

As of August 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2020 ($ Thousands):

Security Description	Value 8/31/19	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 8/31/20	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 595	$ 25,152	$ (24,733)	$ —	$ —	$ 1,014	1,014,028	$ 10	$ —

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

76	SEI Tax Exempt Trust / Annual Report / August 31, 2020

SCHEDULE OF INVESTMENTS

August 31, 2020

New York Municipal Bond Fund

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 98.2%

New York — 98.2%
Broome County, Local Development, RB, AGM
5.000%, 04/01/2030	$900	$1,189
Buffalo & Fort Erie, Public Bridge Authority, RB
5.000%, 01/01/2023	650	721
Buffalo, Municipal Water Finance Authority, Ser A, RB
5.000%, 07/01/2021	500	519
Buffalo, Ser A, GO
5.000%, 04/01/2025	425	509
Build NYC Resource, Ethical Culture Fieldston School Project, RB
5.000%, 06/01/2022	1,000	1,062
Build NYC Resource, Manhattan College Project, RB
5.000%, 08/01/2026	350	416
5.000%, 08/01/2027	275	333
Build NYC Resource, Methodist Hospital Project, RB
5.000%, 07/01/2021	250	259
Build NYC Resource, The Chapin School Project, RB
5.000%, 11/01/2026	500	636
Build NYC Resource, United Jewish Appeal Federation, RB
5.000%, 07/01/2022	1,100	1,198
Build NYC Resource, YMCA of Greater New York Project, RB
5.000%, 08/01/2022	200	214
Dutchess County, Local Development, Nuvance Health, Ser B, RB
5.000%, 07/01/2026	2,015	2,413
Erie County, Industrial Development Agency, Buffalo School District Project, RB
5.000%, 05/01/2025	500	602

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Erie County, Ser B, GO
5.000%, 06/01/2024	$1,200	$1,407
Essex County, Industrial Development Agency, AMT, RB
2.100%, 03/01/2027 (A)	525	550
Long Island, Power Authority, RB
5.000%, 09/01/2026	2,000	2,524
5.000%, 09/01/2027	1,000	1,292
Long Island, Power Authority, Ser A, RB
5.000%, 09/01/2027	1,000	1,292
Long Island, Power Authority, Ser B, RB Callable 09/01/2026 @ 100
5.000%, 09/01/2030	1,500	1,839
Metropolitan New York, Transportation Authority, Ser A, RB Callable 11/15/2022 @ 100
5.000%, 11/15/2023	1,000	1,085
Metropolitan New York, Transportation Authority, Ser A1, RB
5.000%, 11/15/2024	2,280	2,457
Metropolitan New York, Transportation Authority, Ser B, RB
5.000%, 11/15/2028	3,000	3,380
Metropolitan New York, Transportation Authority, Ser B1, RB Callable 11/15/2023 @ 100
5.000%, 11/15/2024	1,300	1,457
Metropolitan New York, Transportation Authority, Ser C1, RB
5.000%, 11/15/2025	2,000	2,191
Metropolitan New York, Transportation Authority, Ser C1, RB Callable 11/15/2025 @ 100
5.000%, 11/15/2026	1,000	1,095
Metropolitan New York, Transportation Authority, Ser F, RB
5.000%, 11/15/2022	1,000	1,048
Metropolitan New York, Transportation Authority, Ser F, RB Callable 11/15/2022 @ 100
5.000%, 11/15/2023	1,000	1,046
Monroe County, Industrial Development Authority, Rochester Schools Modernization Project, RB
5.000%, 05/01/2026	1,000	1,231
Monroe County, Industrial Development Authority, University of Rochester Project, Ser A, RB
5.000%, 07/01/2026	1,050	1,312
Monroe County, Industrial Development, University of Rochester Project, RB
5.000%, 07/01/2025	750	913

SEI Tax Exempt Trust / Annual Report / August 31, 2020	77

SCHEDULE OF INVESTMENTS

August 31, 2020

New York Municipal Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Nassau County, Interim Finance Authority, RB
5.000%, 11/15/2024	$700	$842
Nassau County, Local Economic Assistance, Catholic Health Services of Long Island Project, RB
5.000%, 07/01/2022	895	964
Nassau County, Ser A, GO
5.000%, 01/01/2026	1,000	1,207
Nassau County, Ser C, GO
5.000%, 10/01/2027	1,000	1,254
New York & New Jersey, Port Authority, Ser 178, AMT, RB
5.000%, 12/01/2022	1,000	1,100
New York & New Jersey, Port Authority, Ser 178, AMT, RB Callable 12/01/2023 @ 100
5.000%, 12/01/2024	2,000	2,269
New York & New Jersey, Port Authority, Ser 180, AMT, RB
5.000%, 09/01/2022	1,500	1,634
New York & New Jersey, Port Authority, Ser 186, AMT, RB
5.000%, 10/15/2021	2,000	2,101
New York & New Jersey, Port Authority, Ser 197, AMT, RB
5.000%, 11/15/2021	1,500	1,582
New York & New Jersey, Port Authority, Ser 205, RB Callable 11/15/2027 @ 100
5.000%, 11/15/2028	1,685	2,139
New York City, Educational Construction Fund, Ser A, RB Callable 04/01/2021 @ 100
6.500%, 04/01/2022	1,000	1,036
New York City, Housing Development Authority, Ser B2, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2026	2,500	2,802
New York City, Housing Development Authority, Ser C, RB Callable 03/01/2021 @ 100
2.350%, 07/01/2022	1,000	1,009
New York City, Ser 1, GO Callable 08/01/2027 @ 100
5.000%, 08/01/2028	1,000	1,265
New York City, Ser A, GO
5.000%, 08/01/2025	4,915	5,935
New York City, Ser A2, GO
5.000%, 08/01/2026	2,000	2,472
New York City, Ser C, GO
5.000%, 08/01/2025	4,150	5,011
New York City, Ser C-1, GO
5.000%, 08/01/2027	1,000	1,263

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York City, Ser E, GO
5.000%, 08/01/2024	$2,000	$2,341
New York City, Ser F-1, GO Callable 02/01/2029 @ 100
5.000%, 08/01/2029	1,895	2,456
New York City, Transitional Finance Authority, Building Aid Revenue, Ser S1, RB Callable 01/15/2025 @ 100
5.000%, 07/15/2026	500	598
New York City, Transitional Finance Authority, Building Aid Revenue, Ser S1, RB Callable 01/15/2026 @ 100
5.000%, 07/15/2026	1,075	1,319
New York City, Transitional Finance Authority, Building Aid Revenue, Ser S1, RB Callable 07/15/2027 @ 100
5.000%, 07/15/2028	1,080	1,371
New York City, Water & Sewer System, Ser AA, RB
5.000%, 06/15/2027	1,200	1,552
New York State, Dormitory Authority, Education Project, Ser B, RB, AMBAC
5.500%, 03/15/2024	1,000	1,177
New York State, Dormitory Authority, Fordham University Project, RB
5.000%, 07/01/2023	500	562
New York State, Dormitory Authority, Icahn School of Medicine at Mount Sanai Project, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2026	1,000	1,186
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, RB
5.000%, 07/01/2024	1,000	1,174
5.000%, 07/01/2027	500	643
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, RB Callable 07/01/2029 @ 100
5.000%, 07/01/2030	1,095	1,455
New York State, Dormitory Authority, New York University Project, Ser A, RB
5.000%, 07/01/2026	1,720	2,143
New York State, Dormitory Authority, North Shore Long Island Jewish Center Project, RB
5.000%, 05/01/2022	1,000	1,070
New York State, Dormitory Authority, NYU Hospital Center Project, RB
5.000%, 07/01/2023	1,000	1,120
5.000%, 07/01/2024	1,000	1,160
New York State, Dormitory Authority, Pratt Institute Project, Ser A, RB
5.000%, 07/01/2021	250	259

78	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, RB
5.000%, 07/01/2025	$1,000	$1,200
5.000%, 07/01/2027	570	698
5.000%, 09/01/2027	750	913
5.000%, 07/01/2028	665	830
5.000%, 08/01/2028	1,500	1,851
New York State, Dormitory Authority, RB, AGM
5.000%, 10/01/2026	500	628
New York State, Dormitory Authority, School Districts Financing Program, RB, AGM
5.000%, 10/01/2026	1,000	1,230
New York State, Dormitory Authority, School Districts Financing Program, Ser A, RB, AGM
5.000%, 10/01/2024	785	918
New York State, Dormitory Authority, Ser 1, RB
5.000%, 01/15/2027	1,000	1,235
New York State, Dormitory Authority, Ser A, RB
5.000%, 07/01/2023	2,250	2,552
5.000%, 03/15/2025	2,000	2,409
5.000%, 07/01/2025	1,500	1,811
5.000%, 07/01/2026	1,600	1,953
5.000%, 07/01/2028	1,500	1,959
New York State, Dormitory Authority, Ser A, RB Callable 02/15/2024 @ 100
5.000%, 02/15/2025	2,250	2,598
New York State, Dormitory Authority, Ser A, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2029	2,500	3,138
New York State, Dormitory Authority, Ser A-2, RB
5.000%, 07/01/2030	500	697
New York State, Dormitory Authority, Ser A-2, RB Callable 07/01/2030 @ 100
5.000%, 07/01/2031	530	736
New York State, Dormitory Authority, Ser C, RB
5.000%, 03/15/2026	2,400	2,974
New York State, Dormitory Authority, Ser E, RB
5.000%, 03/15/2026	2,745	3,402
5.000%, 03/15/2026 (B)	5	6
New York State, Dormitory Authority, St. Johns University Project, RB
5.000%, 07/01/2027	1,500	1,816

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, St. Johns University Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2030	$800	$952
New York State, Dormitory Authority, St. Johns University Project, Ser A, RB
5.000%, 07/01/2023	455	501
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2024	1,680	1,886
New York State, Environmental Facilities Authority, New York City Municipal Water Finance Authority Projects, Ser 2017A, RB
5.000%, 06/15/2026	500	630
New York State, Environmental Facilities Authority, Revolving Funds, RB Callable 06/15/2023 @ 100
5.000%, 06/15/2024	2,000	2,254
New York State, Environmental Facilities Authority, Revolving Funds, Ser C, RB Callable 08/15/2027 @ 100
5.000%, 02/15/2028	850	1,109
New York State, Mortgage Agency, Ser 189, AMT, RB Callable 10/01/2023 @ 100
3.250%, 10/01/2025	2,500	2,660
New York State, Thruway Authority, Ser B, RB
5.000%, 01/01/2029	1,100	1,416
New York State, Thruway Authority, Ser L, RB
5.000%, 01/01/2027	1,000	1,241
New York State, Transportation Development, LaGuardia Airport Terminal B Redevelopment Project, AMT, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2030	1,275	1,404
New York State, Transportation Development, Terminal One Group Association Project, AMT, RB
5.000%, 01/01/2022	1,000	1,039
New York State, Urban Development, RB
5.000%, 03/15/2025	500	602
New York State, Urban Development, Ser A, RB
5.000%, 03/15/2025	1,200	1,444
Niagara Frontier, Transportation Authority, Buffalo Niagara International Airport Project, AMT, RB
5.000%, 04/01/2021	600	615
Onondaga Civic Development, Syracuse University Project, Ser A, RB
5.000%, 12/01/2029	600	811

SEI Tax Exempt Trust / Annual Report / August 31, 2020	79

SCHEDULE OF INVESTMENTS

August 31, 2020

New York Municipal Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Oyster Bay Township, GO, BAM
4.000%, 11/01/2026	$800	$949
Sales Tax Asset Receivable, Ser A, RB
5.000%, 10/15/2024	475	570
Sales Tax Asset Receivable, Ser A, RB Callable 10/15/2024 @ 100
5.000%, 10/15/2026	2,500	2,969
Suffolk County, Ser A, GO, AGM
5.000%, 02/01/2026	1,200	1,463
Suffolk County, Ser D, GO, BAM
5.000%, 10/15/2024	2,000	2,347
Triborough, Bridge & Tunnel Authority, RB
5.000%, 11/15/2028	2,000	2,601
Triborough, Bridge & Tunnel Authority, Ser A, RB
5.000%, 11/15/2023	1,500	1,708
5.000%, 11/15/2024	2,000	2,357
Triborough, Bridge & Tunnel Authority, Ser A, RB Callable 05/15/2026 @ 100
5.000%, 11/15/2028	1,125	1,371
Triborough, Bridge & Tunnel Authority, Ser B, RB
5.000%, 11/15/2023	2,000	2,278
Triborough, Bridge & Tunnel Authority, Ser B, RB Callable 05/15/2027 @ 100
5.000%, 11/15/2027	1,000	1,267
TSASC, Tobacco Settlement Bonds, Ser A, RB
5.000%, 06/01/2024	2,000	2,281
5.000%, 06/01/2025	750	879
Utility Debt Securitization Authority, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2024	750	814
Utility Debt Securitization Authority, RB Callable 06/15/2023 @ 100
5.000%, 06/15/2025	2,000	2,266
Westchester County, Local Development, Miriam Osborn Memorial Home Association Project, RB Callable 07/01/2024 @ 104
5.000%, 07/01/2025	260	295
5.000%, 07/01/2026	300	343
Westchester County, Ser B, GO Callable 11/15/2025 @ 100
5.000%, 11/15/2026	500	624

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Westchester County, Tobacco Asset Securitization, Ser B, RB
5.000%, 06/01/2024	$1,800	$2,054

Total Municipal Bonds (Cost $168,397) ($ Thousands)		177,215

	Shares

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	1,568,914	1,569

Total Cash Equivalent (Cost $1,569) ($ Thousands)		1,569

Total Investments in Securities — 99.1% (Cost $169,966) ($ Thousands)		$178,784

Percentages are based on Net Assets of $180,410 ($ Thousands).

**	The rate reported is the 7-day effective yield as of August 31, 2020.

†	Investment in Affiliated Security (see Note 4).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)	Security is escrowed to maturity.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs as of August 31, 2020 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Municipal Bonds	–	177,215	–	177,215
Cash Equivalent	1,569	–	–	1,569

Total Investments in Securities	1,569	177,215	–	178,784

As of August 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

80	SEI Tax Exempt Trust / Annual Report / August 31, 2020

The following is a summary of the transactions with affiliates for the year ended August 31, 2020 ($ Thousands):

Security Description	Value 8/31/19	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 8/31/20	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 132	$ 33,633	$ (32,196)	$ —	$ —	$ 1,569	1,568,914	$ 7	$ —

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	81

SCHEDULE OF INVESTMENTS

August 31, 2020

Pennsylvania Municipal Bond Fund

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 98.8%

Pennsylvania — 98.8%
Allegheny County, GO
5.000%, 11/01/2024	$1,000	$1,190
Allegheny County, Higher Education Building Authority, Carnegie Mellon University, RB
5.000%, 08/01/2027	1,500	1,938
5.000%, 02/01/2030	500	684
Allegheny County, Higher Education Building Authority, Duquesne University, RB
5.000%, 03/01/2026	550	672
Allegheny County, Hospital Development Authority, Allegheny Health Network, RB
5.000%, 04/01/2028	2,500	3,157
Allegheny County, Hospital Development Authority, UPMC Health Center Project, Ser B, RB, NATL
6.000%, 07/01/2023	1,000	1,148
Allegheny County, Hospital Development Authority, UPMC, RB
5.000%, 07/15/2029	2,000	2,617
Allentown, City School District, Ser B, GO, BAM
5.000%, 02/01/2029	1,750	2,253
Berks County, Industrial Development Authority, Health Care Facilities, RB Callable 05/15/2025 @ 102
5.000%, 05/15/2033	525	566
Bethel Park, School District, GO Callable 08/01/2026 @ 100
5.000%, 08/01/2027	1,000	1,248
Canonsburg-Houston, Joint Authority, Ser A, RB
5.000%, 12/01/2024	1,320	1,550
Chester County, Health & Education Facilities Authority, Ser A, RB
5.000%, 09/01/2028	175	226
5.000%, 09/01/2029	375	494

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Chester County, School Authority, RB Callable 03/01/2026 @ 100
5.000%, 03/01/2028	$1,000	$1,216
Chester County, Ser A, GO
5.000%, 07/15/2026	2,320	2,930
Clairton, Municipal Authority, Ser B, RB
5.000%, 12/01/2020	1,035	1,047
Cumberland County, Municipal Authority, RB
5.000%, 11/01/2029	780	1,022
Dallastown Area, School District, GO Callable 04/15/2025 @ 100
5.000%, 04/15/2026	1,000	1,208
Daniel Boone, Area School District, GO Pre-Refunded @ 100
5.000%, 04/01/2025 (A)	220	266
Daniel Boone, Area School District, GO Callable 04/01/2025 @ 100
5.000%, 04/01/2026	780	935
Dauphin County, General Authority, Pinnacle Health System Project, RB
5.000%, 06/01/2024	600	692
Delaware County, Cabrini University Project, RB
5.000%, 07/01/2027	500	551
Delaware County, Cabrini University Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	500	548
Delaware County, Regional Water Quality Control Authority, RB
5.000%, 11/01/2025	625	767
5.000%, 11/01/2026	425	537
Delaware County, Villanova University Project, RB
5.000%, 08/01/2024	1,000	1,158
Delaware River, Joint Toll Bridge Commission, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2029	1,015	1,294
Delaware River, Joint Toll Bridge Commission, Ser B, RB
5.000%, 07/01/2027	1,300	1,680
Delaware River, Port Authority, Ser A, RB
5.000%, 01/01/2028	1,000	1,289
Delaware Valley, Regional Finance Authority, Ser B, RB Callable 09/01/2021 @ 100
0.510%, 09/01/2048 (B)	2,000	1,987
East Hempfield Township, Industrial Development Authority, Willow Valley Communities Project, RB
5.000%, 12/01/2025	645	750

82	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Geisinger, Health System Authority, RB Callable 08/15/2026 @ 100
5.000%, 04/01/2043 (B)	$1,000	$1,227
Gettysburg Area, School District, GO
5.000%, 01/15/2025	1,000	1,191
Hempfield Area, School District, GO, AGM
5.000%, 03/15/2025	1,600	1,925
Lackawanna County, GO, BAM
5.000%, 09/01/2024	1,000	1,176
Lancaster County, Hospital Authority, Masonic Villages of Grand Lodge Project, RB
5.000%, 11/01/2023	800	889
Lancaster County, Hospital Authority, Masonic Villages of Grand Lodge Project, RB Callable 11/01/2027 @ 100
5.000%, 11/01/2028	1,360	1,619
Lancaster County, Hospital Authority, University of Pennsylvania Health System Project, Ser B, RB
5.000%, 08/15/2026	500	622
Lehigh County, Lehigh Valley Health, Ser A, RB
5.000%, 07/01/2024	1,300	1,509
Luzerne County, Industrial Development Authority, America Water Project, AMT, RB Callable 12/03/2029 @ 100
2.450%, 12/01/2039 (B)	1,700	1,850
Mifflin County, School District, Ser A, GO, BAM Callable 03/01/2025 @ 100
5.000%, 09/01/2025	1,885	2,252
5.000%, 09/01/2026	690	823
5.000%, 09/01/2027	660	784
Monroe County, Hospital Authority, Pocono Medical Center, RB
5.000%, 07/01/2023	1,025	1,151
Monroeville, Finance Authority, RB Callable 08/15/2022 @ 100
5.000%, 02/15/2023	1,000	1,084
Montgomery County, Higher Education & Health Authority, Thomas Jefferson University Project, RB
5.000%, 09/01/2025	500	600
5.000%, 09/01/2028	1,500	1,909
Montgomery County, Industrial Development Authority, Retirement Communities Revenue, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2036	750	866

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Montgomery County, Ser C, GO Callable 09/01/2029 @ 100
5.000%, 09/01/2030	$500	$682
Moon Area, School District, Ser A, GO Callable 11/15/2024 @ 100
5.000%, 11/15/2025	1,000	1,179
Mount Lebanon, Hospital Authority, RB
5.000%, 07/01/2027	400	513
Mount Lebanon, Hospital Authority, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2029	350	453
Octorara Area, School District, GO, AGM Callable 10/01/2028 @ 100
4.000%, 04/01/2029	900	1,106
Pennsylvania State University, Ser A, RB
5.000%, 09/01/2026	500	628
Pennsylvania State, Commonwealth Financing Authority, Tobacco Master Settlement, RB
5.000%, 06/01/2028	2,500	3,216
Pennsylvania State, Economic Development Financing Authority, Solid Waste Disposal Management Project, AMT, RB
2.150%, 07/01/2041 (B)	1,000	1,039
Pennsylvania State, Economic Development Financing Authority, Solid Waste Disposal Management Project, Ser A, RB
2.150%, 11/01/2021	1,000	1,017
Pennsylvania State, Economic Development Financing Authority, UPMC, RB
5.000%, 03/15/2026	1,000	1,220
Pennsylvania State, Economic Development Financing Authority, UPMC, Ser A, RB Callable 08/01/2024 @ 100
5.000%, 02/01/2025	1,000	1,161
Pennsylvania State, GO
5.000%, 09/15/2024	2,000	2,372
5.000%, 08/15/2025	1,995	2,429
5.000%, 01/01/2026	5,000	6,153
Pennsylvania State, Higher Educational Facilities Authority, Drexel University, RB
5.000%, 05/01/2027	1,150	1,438
Pennsylvania State, Higher Educational Facilities Authority, RB
5.000%, 06/15/2026	1,000	1,230
Pennsylvania State, Higher Educational Facilities Authority, Ser A, RB, AGM
5.000%, 06/15/2027	750	954
Pennsylvania State, Higher Educational Facilities Authority, State System of Higher Education, RB Callable 06/15/2027 @ 100
5.000%, 06/15/2028	1,500	1,874

SEI Tax Exempt Trust / Annual Report / August 31, 2020	83

SCHEDULE OF INVESTMENTS

August 31, 2020

Pennsylvania Municipal Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Pennsylvania State, Higher Educational Facilities Authority, State System of Higher Education, Ser A, RB
5.000%, 06/15/2026	$1,500	$1,844
Pennsylvania State, Higher Educational Facilities Authority, Trustees of the University of Pennsylvania, RB
5.000%, 08/15/2026	800	1,005
Pennsylvania State, Higher Educational Facilities Authority, Trustees of the University of Pennsylvania, Ser A, RB
5.000%, 02/15/2027	860	1,095
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Health System, RB
5.000%, 08/15/2027	1,000	1,278
Pennsylvania State, Higher Educational Facilities Authority, University of the Sciences Project, RB
5.000%, 11/01/2020	500	502
5.000%, 11/01/2022	660	692
Pennsylvania State, Housing Finance Agency, Ser 114A, AMT, RB Callable 10/01/2021 @ 100
3.350%, 10/01/2026	1,725	1,768
Pennsylvania State, Infrastructure Investment Authority, Ser A, RB
5.000%, 01/15/2028	3,000	3,938
Pennsylvania State, Infrastructure Investment Authority, Ser A, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2026	3,000	3,658
Pennsylvania State, Public School Building Authority, City of Harrisburg, Ser S, RB, AGM Callable 12/01/2026 @ 100
5.000%, 12/01/2027	1,000	1,230
Pennsylvania State, Public School Building Authority, Lehigh Career & Technical Institute Project, RB, BAM Callable 10/01/2025 @ 100
5.000%, 10/01/2027	1,635	1,947
Pennsylvania State, Ser A, COP
5.000%, 07/01/2027	500	632
Pennsylvania State, Ser A, COP Callable 01/30/2028 @ 100
5.000%, 07/01/2028	400	513
Pennsylvania State, Turnpike Commission, RB
5.000%, 12/01/2023	500	562
Pennsylvania State, Turnpike Commission, Ser A, RB
5.000%, 12/01/2025	850	1,037

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Pennsylvania State, Turnpike Commission, Ser A, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2027	$325	$407
Pennsylvania State, Turnpike Commission, Ser B, RB
5.000%, 12/01/2024	550	651
5.000%, 12/01/2025	600	732
Pennsylvania State, Turnpike Commission, Sub-Ser, RB Callable 12/01/2027 @ 100
5.000%, 12/01/2028	500	631
Perkiomen Valley, School District, GO Callable 03/01/2024 @ 100
5.000%, 03/01/2025	1,250	1,450
Philadelphia, Airport Revenue Authority, Ser A, AMT, RB Callable 06/15/2025 @100
5.000%, 06/15/2026	1,000	1,166
Philadelphia, Airport Revenue Authority, Ser B, AMT, RB
5.000%, 07/01/2027	2,500	3,068
Philadelphia, Authority for Industrial Development, RB
5.000%, 10/01/2029	1,000	1,274
Philadelphia, Gas Works Revenue Authority, RB
5.000%, 10/01/2025	1,290	1,522
5.000%, 08/01/2027	1,705	2,093
Philadelphia, Gas Works Revenue Authority, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2026	2,200	2,614
Philadelphia, Gas Works Revenue Authority, RB Callable 10/01/2026 @ 100
5.000%, 10/01/2029	2,000	2,439
Philadelphia, GO, AGM
5.000%, 08/01/2027	750	967
Philadelphia, Industrial Development Authority, National Board of Medical Examiners Project, RB
5.000%, 05/01/2023	500	560
Philadelphia, Industrial Development Authority, National Board of Medical Examiners Project, RB Callable 05/01/2026 @ 100
5.000%, 05/01/2028	1,005	1,236
Philadelphia, Industrial Development Authority, Temple University Project, Ser 2015, RB
5.000%, 04/01/2025	1,000	1,187

84	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Philadelphia, Industrial Development Authority, The Children’s Hospital of Philadelphia Project, RB
5.000%, 07/01/2027	$400	$507
Philadelphia, School District, Ser A, GO
5.000%, 09/01/2027	2,850	3,581
Philadelphia, School District, Ser F, GO
5.000%, 09/01/2023	1,000	1,129
Philadelphia, Ser A, GO
5.000%, 08/01/2026	1,000	1,235
5.000%, 08/01/2027	1,000	1,266
Philadelphia, Water & Wastewater Revenue Authority, Ser A, RB
5.000%, 11/01/2027	725	933
Philadelphia, Water & Wastewater Revenue Authority, Ser B, RB
5.000%, 11/01/2026	475	598
5.000%, 11/01/2027	1,800	2,317
Pittsburgh & Allegheny County, Sports & Exhibition Parking Authority, RB, BAM
5.000%, 12/15/2027	1,000	1,265
Pittsburgh, GO
5.000%, 09/01/2027	415	535
Pittsburgh, Public Parking Authority, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 12/01/2025	1,060	1,264
Pittsburgh, School District, GO, AGM Callable 03/01/2025 @ 100
5.000%, 09/01/2025	1,000	1,209
Pittsburgh, Water & Sewer Authority, Ser A, RB, AGM
5.000%, 09/01/2026	2,000	2,511
5.000%, 09/01/2029	750	1,008
Plum Boro, School District, Ser A, GO, BAM Callable 09/15/2023 @ 100
5.000%, 09/15/2024	1,000	1,129
Quaker Valley, School District, GO Callable 04/01/2030 @ 100
5.000%, 10/01/2030	250	341
5.000%, 10/01/2031	325	440
Rose Tree Media, School District, Ser B, GO Callable 08/01/2021 @ 100
5.000%, 02/01/2025	1,500	1,565
Seneca Valley, School District, Ser C, GO Callable 03/01/2025 @ 100
5.000%, 03/01/2027	1,000	1,201
Souderton Area, School District, GO
5.000%, 11/01/2024	1,000	1,187
Southcentral Pennsylvania, General Revenue Authority, Wellspan Health Obligated, RB
5.000%, 06/01/2024	535	620
5.000%, 06/01/2025	500	598

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Southeastern Pennsylvania, Transportation Authority, RB
5.000%, 03/01/2026	$1,620	$2,005
5.000%, 03/01/2027	1,000	1,272
Southeastern Pennsylvania, Transportation Authority, RB Callable 09/01/2027 @ 100
5.000%, 03/01/2028	725	936
State College Area, School District, GO
5.000%, 05/15/2028	280	372
State College Area, School District, GO Callable 05/15/2028 @ 100
5.000%, 05/15/2029	375	493
Swarthmore, Borough Authority, Swarthmore College Project, RB Callable 09/15/2025 @ 100
5.000%, 09/15/2026	1,255	1,546
Unionville-Chadds Ford, School District, GO
5.000%, 06/01/2026	1,000	1,258
Westmoreland County, Municipal Authority, RB, BAM
5.000%, 08/15/2024	1,000	1,153
5.000%, 08/15/2026	610	738
Westmoreland County, Municipal Authority, RB, BAM Callable 08/15/2025 @ 100
5.000%, 08/15/2026	1,000	1,224
Westmoreland County, Ser A, GO Callable 06/01/2023 @ 100
5.000%, 12/01/2023	700	786
Wilkes-Barre, Finance Authority, University of Scranton Project, Ser A, RB
5.000%, 11/01/2025	1,000	1,207

Total Municipal Bonds (Cost $159,007) ($ Thousands)		170,888

	Shares

CASH EQUIVALENT — 0.2%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	264,046	264

Total Cash Equivalent (Cost $264) ($ Thousands)		264

Total Investments in Securities — 99.0% (Cost $159,271) ($ Thousands)		$171,152

SEI Tax Exempt Trust / Annual Report / August 31, 2020	85

SCHEDULE OF INVESTMENTS

August 31, 2020

Pennsylvania Municipal Bond Fund (Concluded)

Percentages are based on Net Assets of $172,948 ($ Thousands).

†	Investment in Affiliated Security (see Note 4).

**	The rate reported is the 7-day effective yield as of August 31, 2020.

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs as of August 31, 2020, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Municipal Bonds	–	170,888	–	170,888
Cash Equivalent	264	–	–	264

Total Investments in Securities	264	170,888	–	171,152

As of August 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2020 ($ Thousands):

Security Description	Value 8/31/19	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 8/31/20	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 1,469	$ 27,529	$ (28,734)	$ -	$ -	$ 264	264,046	$ 11	$ -

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

86	SEI Tax Exempt Trust / Annual Report / August 31, 2020

SCHEDULE OF INVESTMENTS

August 31, 2020

Tax-Advantaged Income Fund

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 73.0%

Alabama — 1.5%
Alabama State, Special Care Facilities Financing Authority, Methodist Home for the Aging Project, Ser S, RB
Callable 06/01/2026 @ 100 5.750%, 06/01/2045	$ 800	$ 812
Central Etowah County, Solid Waste Disposal Authority, RB
Callable 07/01/2025 @ 103 6.000%, 07/01/2045 (A)	795	790
Jefferson County, Sewer Revenue Authority, Ser D, RB
Callable 10/01/2023 @ 105 6.500%, 10/01/2053	12,000	13,985
Lower Alabama, Gas District, Ser A, RB
5.000%, 09/01/2046	1,500	2,110
Southeast Alabama, Gas Supply District, Ser A, RB
Callable 03/01/2024 @ 100 4.000%, 06/01/2049 (B)	1,565	1,732

		19,429

Alaska — 0.0%
Alaska State, Industrial Development & Export Authority, Boys & Girls Home Project, RB
6.000%, 12/01/2036 (C)	200	10

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Arizona — 1.9%
Arizona State, Health Facilities Authority, Phoenix Children’s Hospital Project, Ser A, RB
Callable 02/01/2022 @ 100 5.000%, 02/01/2042	$ 2,500	$ 2,616
Arizona State, Industrial Development Authority, Basis Schools Projects, Ser A, RB
Callable 07/01/2026 @ 100 5.375%, 07/01/2050 (A)	1,090	1,166
Arizona State, Industrial Development Authority, Legacy Cares Project, RB
Callable 07/01/2027 @ 103 7.750%, 07/01/2050 (A)	3,000	2,955
Arizona State, Industrial Development Authority, Master Academy Mountain Vista Campus Project, RB
Callable 12/15/2026 @ 100 5.250%, 12/15/2038 (A)	1,510	1,609
La Paz County, Industrial Development Authority, Charter School Solutions-Harmony Project, RB
5.000%, 02/15/2028	400	453
Maricopa County, Industrial Development Authority, Ser A, RB
Callable 09/01/2028 @ 100 4.125%, 09/01/2042	2,500	2,814
Phoenix, Civic Improvement, RB
Callable 07/01/2029 @ 100 5.000%, 07/01/2044	4,625	5,566
Pima County, Industrial Development Authority, American Leadership Academy Project, RB
Callable 06/15/2022 @ 100 5.000%, 06/15/2052 (A)	3,565	3,570
Pima County, Industrial Development Authority, Paideia Academics Project, RB
Callable 07/01/2025 @ 100 5.250%, 07/01/2049	1,050	1,053
Pima County, Industrial Development Authority, Tucson Country Day School Project, RB
Callable 10/01/2020 @ 100 5.000%, 06/01/2037	265	265
Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB
4.950%, 10/01/2020	500	502
Tempe, Industrial Development Authority, Mirabella at ASU Project, Ser A, RB
Callable 10/01/2027 @ 100 6.125%, 10/01/2052 (A)	500	513

SEI Tax Exempt Trust / Annual Report / August 31, 2020	87

SCHEDULE OF INVESTMENTS

August 31, 2020

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Tempe, Industrial Development Authority, Mirabella at ASU Project, Ser B, RB
Callable 10/01/2020 @ 100 4.000%, 10/01/2023 (A)	$ 1,000	$ 997

		24,079

Arkansas — 0.6%
Arkansas State, Development Finance Authority, Big River Steel Project, AMT, RB
Callable 09/01/2026 @ 103 4.500%, 09/01/2049 (A)	4,250	4,286
Arkansas State, Development Finance Authority, Big River Steel Project, AMT, RB
Callable 09/01/2027 @ 103 4.750%, 09/01/2049 (A)	3,000	3,045

		7,331

California — 7.2%
Bay Area, Toll Authority, Ser S4, RB
Pre-Refunded @ 100 5.250%, 04/01/2023 (D)	5,000	5,652
California State, Community Housing Agency, Annadel Apartments, Ser A, RB
Callable 04/01/2029 @ 100 5.000%, 04/01/2049 (A)	1,000	1,120
California State, Community Housing Agency, Ser A, RB
Callable 08/01/2030 @ 100 5.000%, 08/01/2050 (A)	1,000	1,135
California State, Community Housing Agency, Serenity at Larkspur, Ser A, RB
Callable 02/01/2030 @ 100 5.000%, 02/01/2050 (A)	1,000	1,130
California State, Community Housing Agency, Verdant at Green Valley Project, Ser S, RB
Callable 08/01/2029 @ 100 5.000%, 08/01/2049 (A)	2,500	2,809
California State, Educational Facilities Authority, Loma Linda University, Ser A, RB
Callable 04/01/2027 @ 100 5.000%, 04/01/2042	5,200	5,898
California State, Health Facilities Financing Authority, RB
0.020%, 09/01/2028 (B)(E)	300	300
California State, Infrastructure & Economic Development Bank, RB
6.186%, 01/01/2035 (F)	1,000	406
California State, Municipal Finance Authority, Azusa Pacific University Project, Ser B, RB
Pre-Refunded @ 100 7.750%, 04/01/2021 (A)(D)	1,360	1,420

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Municipal Finance Authority, California Baptist University Project, Ser A, RB
Callable 11/01/2026 @ 100 5.000%, 11/01/2046 (A)	$ 1,000	$ 1,030
California State, Municipal Finance Authority, Community Medical Centers Project, Ser A, RB
Callable 02/01/2027 @ 100 5.000%, 02/01/2047	1,950	2,238
California State, Municipal Finance Authority, United Airlines Project, AMT, RB
4.000%, 07/15/2029	2,000	1,997
California State, Pollution Control Financing Authority, San Jose Water Project, AMT, RB
Callable 11/01/2026 @ 100 4.750%, 11/01/2046	1,500	1,710
California State, Pollution Control Financing Authority, Waste Management Project, Ser A3, AMT, RB
Callable 07/01/2025 @ 100 4.300%, 07/01/2040	1,500	1,698
California State, Regents of the University, Ser N, RB
Callable 11/15/2119 @ 100 3.706%, 05/15/2120	4,000	4,595
California State, School Finance Authority, Downtown Prep-Obligated Group, RB
Callable 06/01/2026 @ 100
5.000%, 06/01/2046 (A)	1,000	1,042
5.000%, 06/01/2051 (A)	1,000	1,039
California State, Statewide Communities Development Authority, California Baptist University Project, RB
6.500%, 11/01/2021 (G)	200	208
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, RB
Callable 06/01/2028 @ 100 5.500%, 12/01/2058 (A)	2,150	2,364
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, Ser A, RB
Callable 06/01/2026 @ 100 5.000%, 12/01/2041 (A)	2,500	2,727
California State, Statewide Financing Authority, Tobacco Settlement, Ser B, RB
Callable 10/01/2020 @ 100 6.000%, 05/01/2037	7,500	7,528

88	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Chino, Public Financing Authority, SAB
Callable 09/01/2022 @ 100
5.000%, 09/01/2027	$ 1,280	$ 1,369
5.000%, 09/01/2030	1,000	1,061
5.000%, 09/01/2034	900	948
Fremont, Community Facilities District No. 1, Pacific Commons Project, SAB
Callable 09/01/2025 @ 100 5.000%, 09/01/2040	2,000	2,205
Imperial, Irrigation District, Electric System Revenue, Ser C, RB
Pre-Refunded @ 100 5.000%, 11/01/2020 (D)	1,540	1,552
Long Beach, Towne Center Project, SAB
Callable 10/01/2020 @ 100 5.400%, 10/01/2023	650	666
Morongo, Band of Mission Indians, Ser B, RB
Callable 10/01/2028 @ 100 5.000%, 10/01/2042 (A)	1,000	1,094
M-S-R, Energy Authority, Ser C, RB
6.500%, 11/01/2039	5,885	9,352
Northern California, Tobacco Securitization Authority, Sub-Ser B, RB
Callable 09/16/2020 @ 24 7.218%, 06/01/2045 (F)	11,000	2,609
Northern California, Tobacco Securitization Authority, Sub-Ser C, RB
Callable 09/16/2020 @ 20 10.975%, 06/01/2045 (F)	23,685	4,443
Palomar Pomerado, Health Care Authority, Ser D, COP
Pre-Refunded @ 100 5.250%, 11/01/2020 (D)	320	323
Poway, School Facilities Improvement Authority, Unified School District Capital
Appreciation Project, GO 12.166%, 08/01/2038 (F)	5,410	3,652
Roseville, West Park Community Facilities Authority, SAB
Callable 09/01/2025 @ 100
5.000%, 09/01/2030	1,000	1,148
5.000%, 09/01/2031	1,000	1,141
5.000%, 09/01/2032	1,000	1,136
San Clemente, Special Tax Community, GO
Callable 09/01/2025 @ 100 5.000%, 09/01/2046	1,100	1,211
San Francisco City & County, Successor Redevelopment Agency, Mission Bays Public Improvement Project, SAB
Callable 08/01/2022 @ 100 5.000%, 08/01/2030	1,000	1,060

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Southern California, Tobacco Securitization Authority, RB
Callable 09/16/2020 @ 21 7.157%, 06/01/2046 (F)	$ 12,000	$ 2,461
Southern California, Tobacco Securitization Authority, RB
Callable 12/01/2029 @ 26 5.805%, 06/01/2054 (F)	5,700	971
Stockton, Public Financing Authority, Delta Water Supply Project, Ser A, RB
Pre-Refunded @ 100 6.250%, 10/01/2023 (D)	2,500	2,961
Tustin, Community Facilities District, GO
Callable 09/01/2025 @ 100 5.000%, 09/01/2040	750	834
Windsor, Unified School District, Election
2008, Ser D, GO 12.674%, 08/01/2035 (F)	1,800	1,266

		91,509

Colorado — 2.0%
Aviation Station North, Metropolitan District No. 2, Ser A, GO
Callable 09/01/2024 @ 103
5.000%, 12/01/2039	500	511
5.000%, 12/01/2048	500	506
Brighton Crossing, Metropolitan District No. 4, Ser A, GO
Callable 12/01/2022 @ 103 5.000%, 12/01/2037	525	544
Broadway Station, Metropolitan District No.3, GO
Callable 06/01/2024 @ 103 5.000%, 12/01/2049	500	505
Colorado State, Catholic Health Initiatives, RB
5.250%, 01/01/2045	1,250	1,391
Colorado State, E-470 Public Highway Authority, Ser C, RB
Callable 09/01/2020 @ 100 5.375%, 09/01/2026	2,500	2,500
Colorado State, Educational & Cultural Facilities Authority, Eagle Ridge Academy Project, RB
Callable 11/01/2021 @ 100 3.625%, 11/01/2026 (A)	685	688
Colorado State, Health Facilities Authority, Advent Health Obligation, RB
Callable 11/15/2029 @ 100 4.000%, 11/15/2043	1,000	1,142

SEI Tax Exempt Trust / Annual Report / August 31, 2020	89

SCHEDULE OF INVESTMENTS

August 31, 2020

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Colorado State, Health Facilities Authority, Common Spirit Health, Ser A, RB
Callable 08/01/2029 @ 100 4.000%, 08/01/2049	$ 5,000	$ 5,504
Colorado State, Health Facilities Authority, Frasier Meadows Retirement Community, RB
5.000%, 05/15/2022	500	539
Colorado State, Public Energy Authority, RB
6.250%, 11/15/2028	650	835
Cornerstar, Metropolitan District, Ser A, GO
3.500%, 12/01/2021	500	503
Denver, International Business Center Metropolitan District No. 1, Sub-Ser B, GO
Callable 06/01/2024 @ 103 6.000%, 12/01/2048	1,145	1,184
Denver, Regional Transportation District, Denver Transportation Partners Project, RB
Callable 10/01/2020 @ 100 6.000%, 01/15/2034	500	501
Dominion, Water & Sanitation District, RB
Callable 12/01/2021 @ 102 6.000%, 12/01/2046	1,470	1,534
Hunters Overlook, Metropolitan District No. 5, Ser A, GO
Callable 09/01/2024 @ 103 5.000%, 12/01/2049	750	766
Prairie Center, Metropolitan District No. 3, Ser A, RB
Callable 12/15/2026 @ 100 5.000%, 12/15/2041 (A)	875	891
Sabell, Metropolitan District, Ser A, GO
Callable 03/01/2025 @ 103 5.000%, 12/01/2050 (A)	455	460
Serenity Ridge, Metropolitan District No. 2, Ser A, GO
Callable 12/01/2023 @ 103 5.125%, 12/01/2037	550	568
Solaris, Metropolitan District No. 3, Ser A, GO
Callable 12/01/2021 @ 103 5.000%, 12/01/2046	1,880	1,924
Sterling Ranch, Community Authority Board, Sub-Ser B, RB
Callable 12/15/2022 @ 102 7.500%, 12/15/2047	1,090	1,119
Village at Dry Creek, Metropolitan District No.2, GO
Callable 09/01/2024 @ 103 4.375%, 12/01/2044	935	890

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Whispering Pines, Metropolitan District No. 1, Ser A, GO
Callable 12/01/2022 @ 103 5.000%, 12/01/2047	$ 500	$ 508

		25,513

Connecticut — 1.4%
Connecticut State, Health & Educational Facility Authority, Church Home of Hartford Project, RB
Callable 09/01/2026 @ 100
5.000%, 09/01/2046 (A)	1,000	1,026
5.000%, 09/01/2053 (A)	1,500	1,529
Connecticut State, Higher Education Supplement Loan Authority, Ser S, AMT, RB
5.000%, 11/15/2022	425	457
Connecticut State, Special Tax Revenue, Ser A, RB
Callable 09/01/2026 @ 100 4.000%, 09/01/2036	5,000	5,561
Connecticut State, Special Tax Revenue, Special Tax
Callable 05/01/2030 @ 100 5.000%, 05/01/2038	5,500	6,979
New Haven, Ser A, GO
5.000%, 08/01/2026	580	672
5.000%, 08/01/2027	1,000	1,177

		17,401

Delaware — 0.2%
Delaware State, Economic Development Authority, Newark Charter School Project, RB
Callable 03/01/2022 @ 100
5.000%, 09/01/2042	425	440
4.625%, 09/01/2032	1,635	1,691

		2,131

Florida — 3.0%
Alachua County, Health Facilities Authority, Oak Hammock University Project, Ser A, RB
Callable 10/01/2022 @ 102
8.000%, 10/01/2032	500	553
8.000%, 10/01/2042	1,000	1,097
Atlantic Beach, Health Care, Fleet Landing Project, Ser B, RB
Callable 11/15/2023 @ 100 5.625%, 11/15/2043	1,325	1,405

90	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Broward County, Airport System Revenue, Ser Q1, RB
Pre-Refunded @ 100 5.000%, 10/01/2022 (D)	$ 2,000	$ 2,198
Capital Trust Agency, First Mortgage Revenue, Tapestry Walden Project, RB
6.750%, 07/01/2037 (A)(C)	1,585	951
Capital Trust Agency, H-Bay Ministries, RB
Callable 07/01/2023 @ 103 5.000%, 07/01/2053	750	409
Capital Trust Agency, Renaissance Charter School Project, RB
Callable 06/15/2026 @ 100 5.000%, 06/15/2049 (A)	1,000	1,043
Capital Trust Agency, Wonderful Foundations Charter, RB
Callable 07/01/2030 @ 100 5.000%, 01/01/2055 (A)	3,500	3,483
Central Florida, Expressway Authority, Ser B, RB
Callable 07/01/2029 @ 100 5.000%, 07/01/2044	7,500	9,371
Florida State, Development Finance, Surface Transportation Facility, AMT, RB
Callable 10/01/2020 @ 105 6.500%, 01/01/2049 (A)(B)	2,500	2,161
Florida State, Developmental Finance Authority, Renaissance Charter School Project, Ser A, RB
6.500%, 06/15/2021 (G)	200	206
Florida State, Higher Educational Facilities Financial Authority, Jacksonville University, RB
Callable 06/01/2028 @ 100 4.500%, 06/01/2033 (A)	500	488
Florida State, Village Community Development District No. 10, SAB
Callable 05/01/2023 @ 100 6.000%, 05/01/2044	1,875	2,062
Florida State, Village Community Development District No. 12, SAB
3.250%, 05/01/2023 (A)	995	1,014
Jacksonville, Health Care Facilities, Brooks Rehabilitation Project, RB
Callable 11/01/2029 @ 100 4.000%, 11/01/2045	500	560
Miami-Dade County, Special Obligation, RB
Callable 10/01/2026 @ 82 4.365%, 10/01/2032 (F)	2,900	2,058
Miami-Dade County, Transit System, RB
Callable 07/01/2028 @ 100 4.000%, 07/01/2045	3,000	3,441

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Midtown Miami, Community Development District, Parking Garage Project, Ser A, SAB
Callable 05/01/2023 @ 100 5.000%, 05/01/2029	$ 990	$ 1,035
Palm Beach County, Health Facilities Authority, Sinai Residences Project, RB
Callable 06/01/2022 @ 102 7.500%, 06/01/2049	1,000	1,065
Sarasota County, Health Facilities Authority, Sunnyside Village Project, RB
Callable 05/15/2025 @ 103
5.000%, 05/15/2033	630	686
4.000%, 05/15/2028	1,205	1,280
Seminole County, Industrial Development Authority, Legacy Pointe at UCF Project, RB
Callable 11/15/2026 @ 103 5.750%, 11/15/2054	685	629
Trout Creek, Community Development District, SAB
5.000%, 05/01/2028	355	376
4.500%, 05/01/2023	155	157

		37,728

Georgia — 3.2%
Atlanta, Department of Aviation, Airport & Marina Revenue, Ser B, RB
Callable 01/01/2022 @ 100 5.000%, 01/01/2042	3,000	3,137
Gainesville & Hall County, Development Authority, Riverside Military Academy Project, RB
Callable 03/01/2027 @ 100 5.000%, 03/01/2047	1,500	1,345
Georgia State, Main Street Natural Gas, Ser C, RB
Callable 06/01/2026 @ 100 4.000%, 03/01/2050 (B)	3,120	3,632
Georgia State, Municipal Electric Authority, Plant Voltage Units 3 & 4 Project, RB
Callable 07/01/2025 @ 100 5.000%, 07/01/2060	5,000	5,601
Georgia State, Municipal Electric Authority, Plant Voltage Units 3 & 4 Project, RB
Callable 07/01/2028 @ 100
5.000%, 01/01/2059	500	596
5.000%, 01/01/2063	1,700	2,045
4.000%, 01/01/2049	1,000	1,126
Georgia State, Municipal Electric Authority, RB, BAM
6.655%, 04/01/2057	2,261	3,330
6.637%, 04/01/2057	3,742	5,522

SEI Tax Exempt Trust / Annual Report / August 31, 2020	91

SCHEDULE OF INVESTMENTS

August 31, 2020

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Houston County, Healthcare System, RB
Callable 04/01/2024 @ 100 5.000%, 10/01/2031 (B)	$ 12,300	$ 13,128
Main Street Natural Gas, Ser A, RB
5.000%, 05/15/2049	1,000	1,440

		40,902

Idaho — 0.1%
Idaho State, Health Facilities Authority, Valley Health Group, RB
4.000%, 11/15/2027	1,065	1,029
Idaho State, Housing & Finance Association, Compass Charter School Project, Ser A, RB
Callable 07/01/2028 @ 100 4.625%, 07/01/2029 (A)	365	383

		1,412

Illinois — 8.3%
Belleville, Frank Scott Parkway Redevelopment Project, Ser A, TA
Callable 10/01/2020 @ 100 5.700%, 05/01/2036	250	239
Chicago, Board of Education, GO, NATL
4.596%, 12/01/2023 (F)	545	506
Chicago, Board of Education, Ser A, GO
Callable 12/01/2028 @ 100
5.000%, 12/01/2033	2,750	3,112
5.000%, 12/01/2034	1,400	1,580
5.000%, 12/01/2035	1,500	1,694
Chicago, Board of Education, Ser C, GO
5.000%, 12/01/2026	1,000	1,144
5.000%, 12/01/2027	500	578
Chicago, Board of Education, Ser C, GO
Callable 12/01/2024 @ 100 5.250%, 12/01/2035	2,500	2,694
Chicago, Board of Education, Ser D, GO
Callable 12/01/2028 @ 100 5.000%, 12/01/2046	5,000	5,477
Chicago, Board of Education, Ser G, GO
Callable 12/01/2027 @ 100 5.000%, 12/01/2034	3,000	3,344
Chicago, Neighborhoods Alive 21 Program, Ser 2002B, GO
Callable 01/01/2025 @ 100 5.500%, 01/01/2034	1,750	1,914
Chicago, O’Hare International Airport, Ser A, AMT, RB
5.000%, 01/01/2021	2,235	2,264
Chicago, O’Hare International Airport, Ser D, RB
Callable 01/01/2027 @ 100 5.000%, 01/01/2052	3,125	3,593

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Chicago, Project and Refunding, Ser 2005D, GO
Callable 01/01/2025 @
100 5.500%, 01/01/2034	$ 3,500	$ 3,827
5.500%, 01/01/2037	2,440	2,655
Chicago, Project and Refunding, Ser A, GO
Callable 01/01/2027 @ 100 6.000%, 01/01/2038	10,500	12,094
Chicago, River Point Plaza Redevelopment Project, COP
Callable 01/16/2023 @ 100 4.835%, 04/15/2028 (A)	1,800	1,820
Chicago, Sales Tax Revenue, Ser 2002, RB
Pre-Refunded @ 100 5.000%, 01/01/2025 (D)	2,500	3,002
Chicago, Ser A, GO
Callable 01/01/2024 @ 100 5.250%, 01/01/2033	2,000	2,138
Chicago, Transit Authority, Ser A, RB
Callable 12/01/2029 @ 100 4.000%, 12/01/2050	3,000	3,298
Cook County, Ser A, GO
Callable 11/15/2020 @ 100 5.250%, 11/15/2033	1,500	1,510
Illinois State, Finance Authority, American Water Capital, RB
Callable 10/01/2029 @ 100 2.450%, 10/01/2039 (B)	1,250	1,347
Illinois State, Finance Authority, Better Housing Foundation Icarus Portfolio Project, RB
6.250%, 12/01/2052 (C)	1,485	–
Illinois State, Finance Authority, Carle Foundation Project, Ser A, RB
Callable 08/15/2021 @ 100 6.000%, 08/15/2041	200	208
Illinois State, Finance Authority, Friendship Village of Schaumburg Project, RB
Callable 02/15/2027 @ 100
5.125%, 02/15/2045	1,750	1,541
5.000%, 02/15/2037	1,750	1,603
Illinois State, Finance Authority, Friendship Village Schamurg Project, RB
5.000%, 02/15/2022	1,000	1,007
Illinois State, Finance Authority, Navistar International Project, RB
4.750%, 10/15/2040 (A)(B)	1,200	1,230
Illinois State, Finance Authority, Plymouth Place, RB
Callable 05/15/2025 @ 100 5.000%, 05/15/2037	500	512
Illinois State, GO
5.500%, 05/01/2030	2,000	2,431

92	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois State, GO
Callable 07/01/2023 @ 100 5.500%, 07/01/2038	$ 1,500	$ 1,585
Illinois State, GO
Callable 02/01/2024 @ 100 5.000%, 02/01/2039	5,000	5,238
Illinois State, GO
Callable 05/01/2024 @ 100 5.000%, 05/01/2026	4,500	4,878
Illinois State, RB
Callable 06/15/2023 @ 100 5.000%, 06/15/2026	2,000	2,173
Illinois State, Ser A, GO
Callable 05/01/2028 @ 100 4.625%, 05/01/2037	2,500	2,664
Illinois State, Ser B, GO
5.000%, 12/01/2026	2,500	2,837
Illinois State, Ser D, GO
5.000%, 11/01/2027	6,000	6,772
Illinois State, Sports Facilities Authority, RB
5.000%, 06/15/2023	1,010	1,084
Illinois State, Sub-Ser D, RB
Callable 06/15/2026 @ 100 3.000%, 06/15/2031	3,005	3,008
Metropolitan Pier & Exposition Authority, Ser B, RB, AGM
5.218%, 06/15/2045 (F)	7,500	3,139
Sales Tax Securitization, Ser A, RB
5.000%, 01/01/2029	1,250	1,534
Village of Hillside, RB
Callable 01/01/2027 @ 100 5.000%, 01/01/2030	1,345	1,373
Will County, Community High School District No. 210 Lincoln-Way, GO, BAM-TCRS
5.604%, 01/01/2033 (F)	100	72
5.392%, 01/01/2031 (F)	300	233
4.967%, 01/01/2029 (F)	400	333

		105,285

Indiana — 1.5%
Allen County, Storypoint Fort Wayne Project, RB
Callable 01/15/2024 @ 104 6.750%, 01/15/2043 (A)	1,500	1,416
Chesterton, Economic Development Revenue, Storypoint Chesterton Project, Ser A, RB
Callable 01/15/2024 @ 104 6.250%, 01/15/2043 (A)	2,675	2,524

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Indiana State, Finance Authority, Ohio River Bridge Project, AMT, RB
Callable 07/01/2023 @ 100 5.000%, 07/01/2048	$ 1,000	$ 1,066
Indiana State, Finance Authority, Polyflow Project, AMT, RB
Callable 03/01/2026 @ 103 7.000%, 03/01/2039 (A)	14,200	13,348
Vigo County, Hospital Authority, Union Hospital Project, RB
Pre-Refunded @ 100 7.500%, 09/01/2021 (D)	685	717

		19,071

Iowa — 0.3%
Iowa State, Finance Authority, Council Bluffs Project, RB
3.950%, 08/01/2023	250	250
Iowa State, Finance Authority, Deerfield Retirement Community Project, RB
0.000%, 05/15/2056 (C)	125	2
Iowa State, Finance Authority, Deerfield Retirement Community Project, RB
Callable 11/15/2024 @ 100 5.400%, 11/15/2046 (B)	637	671
Iowa State, Finance Authority, Northcrest Project, Ser A, RB
Callable 03/01/2024 @ 103 5.000%, 03/01/2028	1,465	1,582
Iowa State, Student Loan Liquidity, Ser A, AMT, RB
5.000%, 12/01/2026	725	842

		3,347

Kansas — 0.3%
Kansas State, Development Finance Authority, Village of Shalom Project, Ser A, RB
Callable 11/15/2023 @ 104 5.500%, 11/15/2038	1,025	1,037
Wichita, Presbyterian Manor Project, RB
Callable 05/15/2026 @ 103 5.000%, 05/15/2050	600	574
Wichita, Presbyterian Manor Project, Ser I, RB
Callable 05/15/2025 @ 103
5.000%, 05/15/2028	500	524
5.000%, 05/15/2047	1,000	970
Wyandotte County, Kansas City Unified Government, RB
7.252%, 09/01/2034 (A)(F)	2,500	1,051

		4,156

SEI Tax Exempt Trust / Annual Report / August 31, 2020	93

SCHEDULE OF INVESTMENTS

August 31, 2020

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Kentucky — 0.2%
Kentucky State, Economic Development Finance Authority, Bapitist Life Community Project, Ser S, RB
Callable 11/15/2026 @ 100 6.250%, 11/15/2046	$1,000	$713
Kentucky State, Economic Development Finance Authority, Baptist Life Community Project, Ser S, RB
Callable 11/15/2026 @ 100 6.000%, 11/15/2036	1,700	1,247

		1,960

Louisiana — 1.1%
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Cameron Parish GOMESA Project, RB
Callable 11/01/2028 @ 100 5.650%, 11/01/2037 (A)	1,000	1,098
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Jefferson Parish GOMESA Project, RB
Callable 11/01/2029 @ 100 4.000%, 11/01/2044 (A)	500	470
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Terrebonne Parish GOMESA Project, RB
Callable 11/01/2028 @ 100 5.500%, 11/01/2039 (A)	900	958
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Project, Ser A2, RB
Callable 11/01/2020 @ 100 6.500%, 11/01/2035	750	755
Louisiana State, Public Facilities Authority, Ochsner Clinic Foundation Project, RB
Pre-Refunded @ 100 6.500%, 05/15/2021 (D)	1,000	1,044
St. James Parish, Louisiana Revenue, NuStar
Logistics, RB
6.100%, 06/01/2038 (A)(B)	6,000	7,083
St. John the Baptist Parish, Marathon Oil
Project, RB
2.125%, 06/01/2037 (B)	1,140	1,146
2.000%, 06/01/2037 (B)	2,035	2,039

		14,593

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Maine — 0.3%
Maine State, Finance Authority, Solid Waste Disposal, Coastal Resource, AMT, RB
5.375%, 12/15/2033 (A)(C)	$2,000	$1,100
Maine State, Health & Higher Educational Facilities Authority, Eastern Maine Health Care, Ser A, RB
Callable 07/01/2026 @ 100 5.000%, 07/01/2046	2,600	2,799

		3,899

Maryland — 1.4%
Maryland State, Health & Higher Educational Facilities Authority, Ascension Health Project, Ser B, RB
Pre-Refunded @ 100 5.000%, 11/15/2021 (D)	4,500	4,760
Maryland State, Health & Higher Educational Facilities Authority, Johns Hopkins Health Center Project, Ser C, RB
Pre-Refunded @ 100 5.000%, 05/15/2023 (D)	10,000	11,273
Prince George’s County, Chesapeake Lighthouse Charter School Project, RB
Callable 11/01/2026 @ 102 7.000%, 08/01/2048	1,500	1,718

		17,751

Massachusetts — 0.2%
Massachusetts State, Development Finance Agency, Emerson College Project, Ser A, RB
Callable 01/01/2028 @ 100 5.000%, 01/01/2040	1,600	1,828
Massachusetts State, Educational Financing Authority, Ser I, RB
Callable 09/11/2020 @ 100 6.000%, 01/01/2028	175	178

		2,006

Michigan — 2.0%
Detroit, GO
5.000%, 04/01/2026	1,000	1,081
Grand Traverse, Public School Academy Revenue and Refunding, RB
Callable 10/01/2020 @ 100 5.000%, 11/01/2036	300	281
Michigan State, Finance Authority, Detroit Water and Sewerage Project, Senior Lien, RB
Callable 07/01/2024 @ 100 5.000%, 07/01/2033	3,000	3,414

94	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Michigan State, Finance Authority, Local Government Loan Program, RB
Callable 10/01/2024 @ 100 4.500%, 10/01/2029	$ 5,750	$ 6,037
Michigan State, Finance Authority, RB
4.300%, 09/01/2030	120	119
Michigan State, Finance Authority, RB
Pre-Refunded @ 100 5.000%, 07/01/2022 (D)	4,500	4,890
Michigan State, Finance Authority, RB
Callable 09/01/2030 @ 100
5.000%, 09/01/2050	310	305
4.800%, 09/01/2040	185	183
Michigan State, Tobacco Settlement Finance Authority, Ser B, RB
Callable 09/16/2020 @ 12 9.383%, 06/01/2046 (F)	21,000	2,370
Michigan State, Tobacco Settlement Finance Authority, Ser C, RB
Callable 06/01/2033 @ 11 16.362%, 06/01/2058 (F)	145,250	7,143

		25,823

Minnesota — 0.6%
Independence, Beacon Academy Project, Ser A, RB
4.250%, 07/01/2026	885	913
Minneapolis, Education Authority, Twin Cities International School, RB
Callable 12/01/2027 @ 100 5.000%, 12/01/2032 (A)	750	808
Minneapolis, NorthEast College Prep Project, RB
Callable 07/01/2030 @ 100 5.000%, 07/01/2055	710	723
Shakopee, Senior Housing Revenue, Benedictine Living Community Project, RB
Callable 05/01/2025 @ 100 5.850%, 11/01/2058 (A)(B)	500	496
St. Cloud, Health Care Revenue, Centracare Health System, RB
Callable 05/01/2029 @ 100 4.000%, 05/01/2049	4,000	4,457
St. Cloud, Stride Academy Project, Ser A, RB
3.750%, 04/01/2026	415	282

		7,679

Missouri — 0.3%
Lees Summit, Industrial Development Authority, John Knox Village Project, Ser A, RB
Callable 08/15/2024 @ 102 5.000%, 08/15/2051	1,050	1,063

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Lees Summit, Special Obligation Tax, Summit Fair Project, TA
3.500%, 11/01/2023 (A)	$ 335	$ 332
St. Louis, Land Clearance for Redevelopment Authority, National Geospacial Intelligence, RB
Callable 12/01/2026 @ 100 5.125%, 06/01/2046	2,425	2,675

		4,070

Montana — 0.1%
Kalispel, Housing and Health Care Facilities, Immanuel Lutheran Project, RB
Callable 05/15/2025 @ 102 5.250%, 05/15/2052	1,500	1,466

Nebraska — 0.6%
Central Plains, Energy Project No. 3, RB
Callable 09/01/2022 @ 100 5.000%, 09/01/2042	5,000	5,380
Nebraska State, Public Power District, Ser A, RB
Callable 01/01/2022 @ 100 5.000%, 01/01/2031	2,200	2,323

		7,703

Nevada — 0.7%
Nevada State, Department of Business & Industry, Fulcrum Sierra Biofuels Project, AMT, RB
Callable 12/15/2027 @ 100 5.125%, 12/15/2037 (A)	2,500	2,127
Nevada State, Department of Business & Industry, Fulcrum Sierra Biofuels Project, AMT, RB
Callable 08/15/2028 @ 100 6.950%, 02/15/2038 (A)	3,000	3,051
Reno, Sub-Ser D, RB
Callable 07/01/2028 @ 14 7.971%, 07/01/2058 (A)(F)	10,000	960
Reno, TRAN
Callable 07/01/2038 @ 31 6.750%, 07/01/2058 (A)(F)	21,000	2,846

		8,984

New Hampshire — 0.2%
New Hampshire State, Business Finance Authority, Ser B, AMT, RB
Callable 07/01/2025 @ 100 3.750%, 07/01/2045 (A)(B)	500	502

SEI Tax Exempt Trust / Annual Report / August 31, 2020	95

SCHEDULE OF INVESTMENTS

August 31, 2020

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Hampshire State, Health & Education Facilities Authority Act, Ser A, RB
5.000%, 08/01/2059	$1,500	$2,204

		2,706

New Jersey — 2.1%
New Jersey State, Economic Development Authority, RB
Callable 03/01/2023 @ 100 5.000%, 03/01/2024	1,055	1,148
New Jersey State, Economic Development Authority, Ser G, RB
5.969%, 09/01/2026 (A)	8,500	10,050
New Jersey State, Economic Development Authority, Sub-Ser A, RB
Callable 07/01/2027 @ 100 3.125%, 07/01/2029	445	447
New Jersey State, Educational Facilities Authority, Stockton University, Ser A, RB
Callable 07/01/2026 @ 100 5.000%, 07/01/2041	2,000	2,271
New Jersey State, Health Care Facilities Financing Authority, Hackensack Meridian Health Project, RB
Callable 07/01/2027 @ 100 5.000%, 07/01/2057	2,250	2,633
New Jersey State, Tobacco Settlement Financing, Sub-Ser B, RB
Callable 06/01/2028 @ 100 5.000%, 06/01/2046	3,770	4,268
New Jersey State, Transportation Trust Fund Authority, Ser A, RB
4.405%, 12/15/2030 (F)	1,000	741
New Jersey State, Transportation Trust Fund Authority, Transportation Program, Ser AA, RB
Callable 06/15/2025 @ 100 5.250%, 06/15/2041	1,250	1,384
South Jersey, Port Authority, Marine Terminal Project, Ser R, AMT, RB
4.000%, 01/01/2021	550	553
South Jersey, Transportation Authority, Ser A, RB
Callable 11/01/2024 @ 100 5.000%, 11/01/2039	2,500	2,733

		26,228

New Mexico — 0.2%
Farmington, Pollution Control Authority, Public Service Project, Ser B, RB
Callable 11/01/2020 @ 100 4.700%, 09/01/2024	2,000	2,013

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

New York — 7.2%
Build NYC Resource, NYU Law School Project, RB
Callable 01/01/2026 @ 100 5.000%, 07/01/2041	$1,500	$1,545
Hempstead Town, Local Development, Academy Christian School Project, RB
Callable 02/01/2028 @ 100 6.760%, 02/01/2048	1,000	1,101
Monroe County, Industrial Development, Ann’s Community Project, RB
Callable 01/01/2026 @ 103 5.000%, 01/01/2040	1,500	1,560
New York & New Jersey, Port Authority, AMT, RB
Callable 11/01/2029 @ 100 4.000%, 11/01/2059	2,000	2,203
New York & New Jersey, Port Authority, JFK International Airport Terminal Project, RB
Callable 12/01/2020 @ 100 6.000%, 12/01/2036	1,000	1,012
New York City, Industrial Development Agency, Yankee Stadium Project, RB, FGIC
0.998%, 03/01/2026 (B)	425	407
0.988%, 03/01/2025 (B)	400	387
New York Counties, Tobacco Trust IV, Ser E, RB
Callable 09/16/2020 @ 11 16.667%, 06/01/2055 (F)	57,000	4,100
New York Counties, Tobacco Trust V, RB
Callable 09/16/2020 @ 10 10.381%, 06/01/2055 (F)	28,000	1,536
New York State, Dormitory Authority, Pace University Project, Ser A, RB
Pre-Refunded @ 100 5.000%, 05/01/2023 (D)	10	11
New York State, Dormitory Authority, Ser A, RB
Callable 09/15/2028 @ 100 4.000%, 03/15/2048	8,000	9,058
New York State, Liberty Development Authority, Goldman Sachs Headquarters Project, RB
5.500%, 10/01/2037	1,000	1,448
New York State, Liberty Development Authority, World Trade Center Project, RB
Callable 11/15/2021 @ 100 5.750%, 11/15/2051	4,000	4,219
New York State, Liberty Development Authority, World Trade Center Project, RB
Callable 11/15/2024 @ 100
5.375%, 11/15/2040 (A)	4,000	4,220
5.000%, 11/15/2044 (A)	10,750	11,392

96	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Power Authority, Ser A, RB
Callable 05/15/2030 @ 100 4.000%, 11/15/2055	$ 2,000	$ 2,332
New York State, Thruway Authority, Ser N, RB
Callable 01/01/2030 @ 100 3.000%, 01/01/2048	2,135	2,241
New York State, Transportation Development Authority, LaGuardia Airport Terminal B Redevelopment Project, AMT, RB
Callable 07/01/2024 @ 100 5.000%, 07/01/2046	3,985	4,269
New York State, Transportation Development, American Airlines, AMT, RB
Callable 08/01/2021 @ 100 5.000%, 08/01/2031	4,500	4,485
New York State, Transportation Development, Delta Airlines, AMT, RB
5.000%, 01/01/2025	5,000	5,412
New York State, Transportation Development, Delta Airlines, AMT, RB
Callable 01/01/2028 @ 100
5.000%, 01/01/2029	545	604
5.000%, 01/01/2031	1,000	1,100
5.000%, 01/01/2033	4,085	4,446
New York State, Transportation Development, JFK International Airport Project, AMT, RB
Callable 08/01/2030 @ 100 5.250%, 08/01/2031	1,500	1,551
Onondaga County, Trust for Cultural Resources, Syracuse University Project, RB
Callable 12/01/2029 @ 100 4.000%, 12/01/2049	4,440	5,116
Suffolk County, GO, RAN
5.000%, 03/19/2021	500	511
Suffolk, Tobacco Asset Securitization, Ser D, RB
Callable 10/01/2020 @ 11 10.891%, 06/01/2048 (F)	15,000	1,397
TSASC, Tobacco Settlement Bond, RB
Callable 06/01/2027 @ 100 5.000%, 06/01/2045	4,250	4,402
TSASC, Tobacco Settlement Bond, Ser A, RB
Callable 06/01/2027 @ 100 5.000%, 06/01/2033	5,790	6,872
Ulster County, Capital Resource, Woodland Pond at New Paltz, RB
Callable 09/15/2024 @ 103
5.250%, 09/15/2047	1,000	918
5.250%, 09/15/2053	2,500	2,258

		92,113

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
North Carolina — 0.1%
North Carolina State, Medical Care Commission, United Church Homes and Services, RB
5.000%, 09/01/2022	$ 465	$ 474
5.000%, 09/01/2023	610	627
North Carolina State, Medical Care Commission, United Church Homes and Services, RB
Callable 09/01/2022 @ 100 4.000%, 09/01/2025	500	497

		1,598

Ohio — 3.8%
Buckeye, Tobacco Settlement Financing Authority, Ser A2, RB
Callable 06/01/2030 @ 100 4.000%, 06/01/2048	6,000	6,626
Buckeye, Tobacco Settlement Financing Authority, Ser B, RB
Callable 06/01/2030 @ 22 5.700%, 06/01/2057 (F)	59,500	8,631
Buckeye, Tobacco Settlement Financing Authority, Ser B, RB
Callable 06/01/2030 @ 100 5.000%, 06/01/2055	7,435	8,166
Butler County, Hospital Facilities Authority, UC Health Project, RB
Pre-Refunded @ 100 5.500%, 11/01/2020 (D)	500	504
Cleveland-Cuyahoga County, Port Authority, Playhouse Square Foundation Project, RB
Callable 12/01/2028 @ 100 5.000%, 12/01/2033	2,460	2,603
Franklin County, Convention Facilities Authority, Greater Columbus Convention Center, RB
Callable 12/01/2029 @ 100 5.000%, 12/01/2044	4,000	3,829
Hamilton County, Health Care Facilities Authority, Christ Hospital Project, RB
Pre-Refunded @ 100 5.500%, 06/01/2022 (D)	5,000	5,457
Lake County, Port & Economic Development Authority, 1st Mortgage — Tapestry Wickliffe, RB
Callable 12/01/2027 @ 100 6.750%, 12/01/2052 (A)	1,750	1,225
Montgomery County, Trousdale Foundation Properties Project, RB
Callable 04/01/2028 @ 100 6.000%, 04/01/2038 (A)	1,615	973

SEI Tax Exempt Trust / Annual Report / August 31, 2020	97

SCHEDULE OF INVESTMENTS

August 31, 2020

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Ohio State, Air Quality Development Authority, American Electric Corporation, AMT, RB
2.100%, 04/01/2028 (B)	$ 3,420	$ 3,539
Ohio State, Air Quality Development Authority, Ohio Valley Electric Corporation, RB
3.250%, 09/01/2029	2,510	2,659
Ohio State, Air Quality Development Authority, Vanadium Project, AMT, RB
Callable 07/01/2029 @ 100 5.000%, 07/01/2049 (A)	2,250	2,290
Portage County, Port Authority, Northeast Ohio Medical University Project, RB
Callable 06/01/2022 @ 100 5.000%, 12/01/2026	1,500	1,543

		48,045

Oklahoma — 0.6%
Comanche County, Hospital Authority, RB
Callable 07/01/2024 @ 100 5.000%, 07/01/2025	1,500	1,686
Oklahoma State, Development Finance Authority, Oklahoma City University, RB
Callable 08/01/2029 @ 100 4.000%, 08/01/2036	2,980	3,105
Oklahoma State, Turnpike Authority, Ser A, RB
Callable 01/01/2027 @ 100 4.000%, 01/01/2048	2,000	2,234
Payne County, Economic Development Authority, Epworth Living Retirement Community, RB
7.000%, 11/01/2051 (C)	2,163	5
6.875%, 11/01/2046 (C)	1,081	3
6.625%, 11/01/2036 (C)	522	1

		7,034

Oregon — 0.5%
Clackamas County, Hospital Facility Authority, RB
Callable 11/15/2025 @ 102 5.000%, 11/15/2052	1,500	1,566
Eugene, Electric Utility System Revenue, Ser A, RB
Callable 08/01/2030 @ 100 4.000%, 08/01/2049	500	591
Oregon State, Business Development Commission, Red Rock Biofuels LLC, AMT, RB
6.500%, 04/01/2031 (A)(C)	6,100	3,949

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Oregon State, Facilities Authority, Concordia University Project, Ser A, RB Pre-Refunded @ 100
6.375%, 09/01/2020 (A)(D)	$ 150	$ 150

		6,256

Pennsylvania — 1.8%
Berks County, Industrial Development Authority, The Highlands at Wyomissing Project, RB
Callable 05/15/2025 @ 102 5.000%, 05/15/2029	300	328
Blythe Township, Solid Waste Authority, AMT, RB
Callable 12/01/2027 @ 100 7.750%, 12/01/2037	4,000	4,408
Chester County, Industrial Development Authority, Woodlands at Graystone Project, SAB
4.375%, 03/01/2028 (A)	275	276
Delaware County, University Revenue Authority, Neumann University Project, RB
Callable 10/01/2020 @ 100 5.250%, 10/01/2031	1,000	1,000
Franklin County, Industrial Development Authority, Menno-Haven Project, RB
5.000%, 12/01/2025	495	523
Montgomery County, Higher Education & Health Authority, Thomas Jefferson University, RB
Callable 09/01/2028 @ 100 4.000%, 09/01/2049	1,000	1,083
Pennsylvania State, Commonwealth Financing Authority, Tobacco Master Settlement, RB
5.000%, 06/01/2025	1,000	1,196
Pennsylvania State, Commonwealth Financing Authority, Tobacco Master Settlement, RB
Callable 06/01/2028 @ 100 5.000%, 06/01/2034	2,000	2,479
Pennsylvania State, Economic Development Financing Authority, Carbonlite Project, AMT, RB
Callable 06/01/2026 @ 103 5.750%, 06/01/2036 (A)	1,000	981
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB
Callable 07/01/2022 @ 100 5.625%, 07/01/2036	1,975	2,089

98	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Philadelphia, Industrial Development Authority, Global Leadership Academy Project, Ser 2010, RB
Callable 11/15/2020 @ 100 5.750%, 11/15/2030	$ 1,000	$ 1,004
Philadelphia, Industrial Development Authority, University Square Apartments Project, RB
Callable 12/01/2026 @ 100
5.500%, 12/01/2058 (A)	2,000	2,065
Scranton, GO
5.000%, 09/01/2023 (A)	1,000	1,086
Southcentral Pennsylvania, General Authority, York Academy Regional Christian School Program, RB
Callable 07/15/2028 @ 100 6.500%, 07/15/2048 (A)	2,800	3,171
Washington County, Redevelopment Authority, TA
4.000%, 07/01/2023	545	548
West Cornwall Township, Municipal Authority, Pleasant View Retirement Community, RB
3.000%, 12/15/2023	445	440

		22,677

Puerto Rico — 5.3%
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser A, RB, AGC
Callable 10/01/2020 @ 100
5.125%, 07/01/2047	2,300	2,300
Puerto Rico Commonwealth, Government Employees Retirement System, Ser A, RB
6.200%, 07/01/2039 (C)	2,000	300
Puerto Rico Commonwealth, Government Employees Retirement System, Ser B, RB
6.300%, 07/01/2038 (C)	1,000	150
Puerto Rico Commonwealth, Ser A, GO 8.000%,
07/01/2035 (C)	1,500	913
5.125%, 07/01/2028 (C)	560	396
Puerto Rico Commonwealth, Ser A, GO
5.500%, 07/01/2039 (C)	3,000	1,980
5.000%, 07/01/2041 (C)	3,300	2,058
Puerto Rico Commonwealth, Ser B, GO
5.000%, 07/01/2035 (C)	1,600	1,134
Puerto Rico, Convention Center District Authority, Ser A, RB, AGC
Callable 10/01/2020 @ 100 4.500%, 07/01/2036	810	810
Puerto Rico, Electric Power Authority, RB
5.250%, 07/01/2019 (C)	1,265	866

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Puerto Rico, Electric Power Authority, Ser A, RB
5.000%, 07/01/2029 (C)	$ 5,920	$ 4,070
Puerto Rico, Electric Power Authority, Ser AAA, RB
5.250%, 07/01/2021 (C)	3,605	2,483
5.250%, 07/01/2030 (C)	200	138
Puerto Rico, Electric Power Authority, Ser CCC, RB
5.250%, 07/01/2027 (C)	5,250	3,616
Puerto Rico, Electric Power Authority,
Ser DDD, RB
5.000%, 07/01/2021 (C)	2,000	1,375
Puerto Rico, Electric Power Authority, Ser TT, RB
5.000%, 07/01/2032 (C)	3,515	2,417
Puerto Rico, Electric Power Authority, Ser UU, RB, AGM
Callable 10/01/2020 @ 100 0.718%, 07/01/2029 (B)	9,040	7,966
Puerto Rico, Electric Power Authority, Ser V, RB
5.500%, 07/01/2020 (C)	1,380	954
Puerto Rico, GDB Debt Recovery Authority, RB
7.500%, 08/20/2040	8,389	5,736
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A2, RB
Callable 07/01/2028 @ 100 4.784%, 07/01/2058	11,604	12,194
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A1, RB
Callable 07/01/2028 @ 30 6.177%, 07/01/2051 (F)	46,000	9,452
Puerto Rico, Sales Tax Financing, Sales Tax Revenue, Ser A1, RB
Callable 07/01/2028 @ 100 4.750%, 07/01/2053	6,043	6,336

		67,644

Rhode Island — 0.2%
Providence, Redevelopment Agency, Ser A, RB
Callable 04/01/2025 @ 100 5.000%, 04/01/2027	1,110	1,226
Rhode Island State, Tobacco Settlement Financing Authority, Ser A, RB
Callable 09/16/2020 @ 15 6.701%, 06/01/2052 (F)	6,890	1,042

		2,268

SEI Tax Exempt Trust / Annual Report / August 31, 2020	99

SCHEDULE OF INVESTMENTS

August 31, 2020

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

South Carolina — 1.4%
South Carolina State, Jobs-Economic Development Authority, Bon Secours Mercy Health, RB
Callable 06/01/2030 @ 100
5.000%, 12/01/2046	$ 2,000	$ 2,481
4.000%, 12/01/2044	2,000	2,285
South Carolina State, Jobs-Economic Development Authority, Repower S. Berkeley Project, AMT, RB
Callable 02/01/2023 @ 104
6.250%, 02/01/2045 (A)	1,000	741
5.250%, 02/01/2027 (A)	1,000	846
South Carolina State, Jobs-Economic Development Authority, Repower S. Berkeley Project, RB
Callable 03/01/2021 @ 100 8.000%, 12/06/2029	155	151
South Carolina State, Public Service Authority, Santee Cooper Project, Ser A, RB
Callable 06/01/2025 @ 100 5.000%, 12/01/2050	3,300	3,750
South Carolina State, Public Service Authority, Santee Cooper Project, Ser C, RB
5.784%, 12/01/2041	5,059	6,924

		17,178

Tennessee — 0.9%
Bristol, Industrial Development Board, Pinnacle Project, TA
Callable 06/01/2026 @ 100 5.625%, 06/01/2035	2,000	2,012
Bristol, Industrial Development Board, Sales Tax Revenue, Ser A, RB
Callable 12/01/2026 @ 100 5.125%, 12/01/2042 (A)	1,000	930
Memphis-Shelby County, Industrial Development Board, Graceland Project, TA
Callable 07/01/2027 @ 100 5.500%, 07/01/2037	700	624
Nashville, Metropolitan Development & Housing Agency, TA
4.500%, 06/01/2028 (A)	500	521
Tennessee State, Energy Acquisition, Ser A, RB
5.250%, 09/01/2026	2,355	2,930

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Tennessee State, Energy Acquisition, Ser C, RB
5.000%, 02/01/2027	$ 4,000	$ 4,913

		11,930

Texas — 4.6%
Brazoria County, Industrial Development, Gladieux Metals Recycling Project, AMT, RB
Callable 03/01/2026 @ 103
9.000%, 03/01/2039 (A)	9,770	10,945
7.000%, 03/01/2039	500	507
Central Texas, Regional Mobility Authority, Senior Lien, Ser 2011, RB
Pre-Refunded @ 100
6.000%, 01/01/2021 (D)	1,000	1,019
Clifton, Higher Education Finance Authority, Idea Public Schools Project, RB
Pre-Refunded @ 100 5.500%, 08/15/2021 (D)	1,000	1,049
Clifton, Higher Education Finance Authority, Uplift Education Project, Ser A, RB
Pre-Refunded @ 100 6.125%, 12/01/2020 (D)	500	507
Clifton, Higher Education Finance, International Leadership Project, Ser D, RB
Callable 08/15/2025 @ 100
6.125%, 08/15/2048	1,250	1,411
6.000%, 08/15/2038	1,500	1,703
Grand Parkway Transportation, Revenue Toll Authority, Ser B, RB
Pre-Refunded @ 100 5.000%, 10/01/2023 (D)	7,000	8,010
Harris County, Cultural Education Facilities Finance Authority, Baylor College Medical Center Project, RB
Callable 11/15/2022 @ 100 4.750%, 11/15/2046	2,725	2,856
Houston, Airport System Revenue, United Airlines, AMT, RB
5.000%, 07/15/2027	1,000	1,058
Houston, Higher Education Finance Authority, Cosmos Foundation, Ser S, RB
Pre-Refunded @ 100 6.500%, 05/15/2021 (D)	805	840
Lewisville, SAB
Callable 09/01/2021 @ 100 5.500%, 09/01/2039 (A)	1,000	1,000
New Hope, Cultural Education Facilities Finance, Longhorn Village Project, RB
Callable 01/01/2024 @ 103 5.000%, 01/01/2042	500	537

100	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Hope, Cultural Education Facilities Finance, Quality Senior Housing Foundation, Ser A1, RB
Callable 12/01/2026 @ 103 5.000%, 12/01/2054	$ 500	$ 535
New Hope, Cultural Education Facilities, Cardinal Bay Village Project, RB
Callable 07/01/2026 @ 100
5.500%, 07/01/2046	1,250	1,048
5.000%, 07/01/2031	250	224
New Hope, Cultural Education Facilities, Edgemere Project, RB
Callable 01/01/2024 @ 103 5.000%, 01/01/2047	1,500	1,605
New Hope, Cultural Education Facilities, Quality Senior Housing Foundation, Ser A1, RB
Callable 12/01/2029 @ 100 4.000%, 12/01/2054	250	229
Newark, Higher Education Finance, Austin Achieve Public Schools Project, RB
Callable 06/15/2022 @ 100
5.000%, 06/15/2033	150	154
5.000%, 06/15/2038	375	383
4.250%, 06/15/2028	140	142
North Texas, Tollway Authority, Ser A, RB
Callable 10/01/2020 @ 100 6.250%, 02/01/2023	2,000	2,006
North Texas, Tollway Authority, Ser B, RB
Callable 01/01/2025 @ 100 5.000%, 01/01/2045	6,000	6,863
North Texas, Tollway Authority, Ser B, RB
Callable 01/01/2027 @ 100 5.000%, 01/01/2048	3,250	3,805
Port Beaumont, Navigation District, RB
Callable 01/01/2022 @ 103 6.000%, 01/01/2025 (A)	1,000	991
Port Isabel, GO
Callable 02/15/2029 @ 100 5.100%, 02/15/2049 (A)	1,000	1,113
Red River, Health Facilities Development Authority, Wichita Falls Retirement Foundation Project, RB
Callable 01/01/2022 @ 100
5.500%, 01/01/2032	500	509
5.125%, 01/01/2041	500	504
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser A, RB
5.250%, 12/15/2023	670	765
Texas State, Municipal Gas Acquisition & Supply I, Sub-Ser C, RB
1.660%, 12/15/2026 (B)	3,000	2,887

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Wise County, Parker County Junior College District Project, Ser 2011, RB
Callable 08/15/2021 @ 100 8.000%, 08/15/2034	$ 1,000	$ 1,033
Woodloch, Health Facilities Development, Inspired Living Lewsville Project, RB
6.750%, 12/01/2051 (A)(C)	2,500	1,974

		58,212

Utah — 0.0%
Utah State, Charter School Finance Authority, Early Light Academy Project, RB
4.500%, 07/15/2027 (A)	600	617

Vermont — 0.1%
Vermont State, Economic Development Authority, Central Vermont Public Service Project, RB
5.000%, 12/15/2020	750	759
Vermont State, Student Assistance, Ser A, AMT, RB
Callable 06/15/2026 @ 100 5.000%, 06/15/2028	550	632

		1,391

Virgin Islands — 0.1%
Virgin Islands, Public Finance Authority, Ser Senior Lien, RB
5.000%, 10/01/2024	1,040	1,038

Virginia — 0.9%
Chesterfield County, Economic Development Authority, Brandermill Woods Project, RB
Callable 01/01/2022 @ 100 5.125%, 01/01/2043	1,000	1,004
Hanover County, Economic Development Authority, Covenant Woods Project, RB
Callable 07/01/2024 @ 103 5.000%, 07/01/2038	375	384
Henrico County, Economic Development Authority, Pinnacle Living Obligation Group, Ser A, RB
Callable 06/01/2025 @ 103 5.000%, 06/01/2044	1,000	1,013
James City County, Economic Development Authority, United Methodist Home Project, RB
Callable 10/01/2020 @ 100 2.000%, 10/01/2048	40	4

SEI Tax Exempt Trust / Annual Report / August 31, 2020	101

SCHEDULE OF INVESTMENTS

August 31, 2020

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
James City County, Economic Development Authority, United Methodist Home Project, RB
Callable 06/01/2023 @ 100 6.000%, 06/01/2043	$ 2,208	$ 2,219
Lewistown Commerce Center, Community Development Authority, Ser C, TA
Callable 10/01/2020 @ 100 6.050%, 03/01/2054	118	22
Lewistown Commerce Center, Community Development Authority, TA
Callable 03/01/2024 @ 103 6.050%, 03/01/2044	110	86
Virginia State, Small Business Financing Authority, Covanta Project, AMT, RB
Callable 07/01/2023 @ 100 5.000%, 01/01/2048 (A)(B)	500	518
Virginia State, Small Business Financing Authority, Transform 66 P3 Project, AMT, RB
Callable 06/30/2027 @ 100
5.000%, 12/31/2049	2,500	2,816
5.000%, 12/31/2052	3,500	3,936

		12,002

Washington — 1.0%
Skagit County, Public Hospital District No. 1, Skagit Regional Health, RB
Callable 12/01/2026 @ 100 5.000%, 12/01/2028	1,000	1,164
Skagit County, Public Hospital District No. 1, Skagit Valley Hospital Project, RB
Pre-Refunded @ 100 5.750%, 12/01/2020 (D)	1,500	1,520
Washington State, Health Care Facilities Authority, Kadlec Regional Medical Center Project, RB
Pre-Refunded @ 100 5.500%, 12/01/2020 (D)	1,500	1,519
Washington State, Housing Finance
Commission, Judson Park Project, RB
3.700%, 07/01/2023 (A)	245	249
Washington State, Housing Finance Commission, Judson Park Project, RB
Callable 07/01/2025 @ 102
5.000%, 07/01/2033 (A)	225	242
4.000%, 07/01/2028 (A)	400	415
Washington State, Tobacco Settlement Authority, RB
Callable 06/01/2021 @ 100 5.250%, 06/01/2032	5,000	5,118

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Washington State, Tobacco Settlement Authority, RB
Callable 06/01/2022 @ 100 5.250%, 06/01/2033	$2,500	$2,627

		12,854

West Virginia — 0.3%
West Virginia State, Tobacco Settlement, Finance Authority, Ser B, RB
Callable 09/16/2020 @ 11 20.157%, 06/01/2047 (F)	77,750	4,216

Wisconsin — 2.7%
Wisconsin State, Health & Educational Facilities Authority, Benevolent Cedar Community, RB
5.000%, 06/01/2021	1,005	1,016
Wisconsin State, Health & Educational Facilities Authority, Camillus Health System, RB
Callable 11/01/2026 @ 103 5.000%, 11/01/2046	1,000	1,040
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 08/01/2025 @ 103
5.250%, 08/01/2048	1,500	1,420
5.000%, 08/01/2028	1,230	1,246
Wisconsin State, Irving Convention Center Hotel Project, RB
Callable 01/01/2032 @ 100 7.000%, 01/01/2050 (A)	3,250	2,999
Wisconsin State, Northwest Nazarene University Project, RB
Callable 10/01/2028 @ 100 4.250%, 10/01/2049	1,000	952
Wisconsin State, Public Finance Authority, 1st Mortgage Vista Grande Village Project, RB
Callable 07/01/2025 @ 100 6.500%, 07/01/2050 (A)	1,750	1,078
Wisconsin State, Public Finance Authority, Barton College Project, Ser A, RB
Callable 03/01/2028 @ 100
5.000%, 03/01/2038	2,500	2,503
5.000%, 03/01/2048	1,500	1,471
Wisconsin State, Public Finance Authority,
Celanese Project, Ser B, AMT, RB
5.000%, 12/01/2025	2,000	2,311
Wisconsin State, Public Finance Authority, Delray Beach Radiation Therapy Project, RB
Callable 11/01/2026 @ 100 7.000%, 11/01/2046 (A)	3,500	3,736

102	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Wisconsin State, Public Finance Authority, Lake Erie College, RB
Callable 10/01/2029 @ 100 5.875%, 10/01/2054 (A)	$ 2,770	$ 2,756
Wisconsin State, Public Finance Authority, Marys Woods at Marylhurst Project, RB
Callable 05/15/2025 @ 102 5.250%, 05/15/2052 (A)	1,750	1,832
Wisconsin State, Public Finance Authority, Procure Proton Therapy Center Project, RB
Callable 01/01/2028 @ 100 6.375%, 01/01/2048 (A)	5,070	4,112
Wisconsin State, Public Finance Authority, Procure Proton Therapy Center Project, RB
Callable 07/01/2028 @ 100 7.000%, 07/01/2048 (A)	3,500	3,744
Wisconsin State, Public Finance Authority, RB
Callable 03/01/2030 @ 100 5.250%, 03/01/2055 (A)	2,500	2,633

		34,849

Total Municipal Bonds (Cost $875,855) ($ Thousands)		928,107

CORPORATE OBLIGATIONS — 14.2%

Financials — 13.1%
Australia & New Zealand Banking Group
6.750%, VAR USD ICE Swap 11:00 NY 5 Yr+5.168%(A)(H)	6,900	7,909
AXA
6.379%, VAR ICE LIBOR USD 3 Month+2.256%(A)(H)	5,200	6,893
Bank of America
6.500%, VAR ICE LIBOR USD 3 Month+4.174%(H)	2,900	3,276
6.300%, VAR ICE LIBOR USD 3 Month+4.553%(H)	2,300	2,660
6.250%, VAR ICE LIBOR USD 3 Month+3.705%(H)	5,000	5,482
Bank of New York Mellon
4.625%, VAR ICE LIBOR USD 3 Month+3.131%(H)	2,200	2,299
3.726%, VAR ICE LIBOR USD 3 Month+3.420%(H)	1,000	997
Barclays PLC
8.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.672%(H)	1,500	1,641

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr+4.842%(H)	$ 1,000	$ 1,059
BNP Paribas
7.625%, VAR USD Swap Semi 30/360 5 Yr Curr+6.314%(A)(H)	1,900	1,954
7.195%, VAR ICE LIBOR USD 3 Month+1.290%(H)	6,200	6,752
BP Capital Markets PLC
4.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.036%(H)	600	630
Charles Schwab
7.000%, VAR ICE LIBOR USD 3 Month+4.820%(H)	7,325	7,820
Citigroup
6.250%, VAR ICE LIBOR USD 3 Month+4.517%(H)	3,800	4,313
6.125%, VAR ICE LIBOR USD 3 Month+4.478%(H)	3,000	3,018
5.900%, VAR ICE LIBOR USD 3 Month+4.230%(H)	1,000	1,060
Citizens Financial Group
6.375%, VAR ICE LIBOR USD 3 Month+3.157%(H)	2,500	2,512
5.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.313%(H)	1,000	1,073
4.264%, VAR ICE LIBOR USD 3 Month+3.960%(H)	5,000	4,706
CoBank ACB
6.250%, VAR ICE LIBOR USD 3 Month+4.660%(H)	500	525
Comerica
5.625%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.291%(H)	2,600	2,834
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.598%(A)(H)	2,000	2,220
6.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.822%(A) (H)	800	870
6.250%, VAR USD Swap Semi 30/360 5 Yr Curr+3.455%(A)(H)	2,500	2,721
5.100%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.293%(A) (H)	2,500	2,489
Depository Trust & Clearing
3.480%, VAR ICE LIBOR USD 3 Month+3.167%(A)(H)	2,250	2,193
Discover Financial Services
6.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.783%(H)	500	539

SEI Tax Exempt Trust / Annual Report / August 31, 2020	103

SCHEDULE OF INVESTMENTS

August 31, 2020

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Fifth Third Bancorp
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.215%(H)	$ 500	$ 512

Goldman Sachs Group
5.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5
Yr+3.623%(H)	1,000	1,082
4.165%, VAR ICE LIBOR USD 3 Month+3.922%(H)	1,000	990

HSBC Holdings PLC
6.875%, VAR USD ICE Swap 11:00 NY 5 Yr+5.514%(H)	8,000	8,217
6.000%, VAR USD ICE Swap 11:00 NY 5 Yr+3.746%(H)	1,500	1,551

Huntington Bancshares
5.625%, VAR US Treas Yield Curve Rate T Note Const Mat 10
Yr+4.945%(H)	600	671
4.450%, VAR H15T7Y+4.045%(H)	500	502

ING Groep
6.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.446%(H)	3,500	3,724
5.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.342%(H)	1,000	1,057

JPMorgan Chase
6.750%, VAR ICE LIBOR USD 3 Month+3.780%(H)	7,200	8,046
6.000%, VAR ICE LIBOR USD 3 Month+3.300%(H)	1,800	1,893
4.051%, VAR ICE LIBOR USD 3 Month+3.800%(H)	1,200	1,196
3.738%, VAR ICE LIBOR USD 3 Month+3.470%(H)	1,025	992

KeyCorp
5.000%, VAR ICE LIBOR USD 3 Month+3.606%(H)	3,000	3,067

Lloyds Banking Group PLC
6.657%, VAR ICE LIBOR USD 3 Month+1.270%(A)(H)	7,500	8,738
6.657%, VAR ICE LIBOR USD 3 Month+1.270%(H)	1,000	1,165

M&T Bank
5.125%, VAR ICE LIBOR USD 3 Month+3.520%(H)	500	527
5.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5
Yr+3.174%(H)	3,800	3,945

MetLife
3.888%, VAR ICE LIBOR USD 3 Month+3.575%(H)	2,500	2,466

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Natwest Group PLC
2.628%, VAR ICE LIBOR USD 3 Month+2.320%(H)	$ 4,300	$ 4,072

Nordea Bank Abp
MTN 6.125%, VAR USD Swap Semi 30/360 5 Yr Curr+3.388%(A)(H)	5,000	5,300

Northern Trust
4.600%, VAR ICE LIBOR USD 3 Month+3.202%(H)	500	517
PNC Financial Services Group
6.750%, VAR ICE LIBOR USD 3 Month+3.678%(H)	200	207

Progressive
5.375%, VAR ICE LIBOR USD 3 Month+2.539%(H)	3,000	3,030

Royal Bank of Scotland Group PLC
8.000%, VAR USD Swap Semi 30/360 5 Yr Curr+5.720%(H)	200	228

Societe Generale
8.000%, VAR USD ICE Swap 11:00 NY 5 Yr+5.873%(A)(H)	1,800	2,048
7.375%, VAR USD Swap Semi 30/360 5 Yr Curr+6.238%(H)	600	622

Standard Chartered
PLC 7.014%, VAR ICE LIBOR USD 3 Month+1.460%(A)(H)	4,500	5,241

Truist Financial
4.950%, VAR US Treas Yield Curve Rate T Note Const Mat 5
Yr+4.605%(H)	1,200	1,299
4.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5
Yr+3.003%(H)	7,100	7,366

UBS Group Funding Switzerland
7.000%, VAR USD Swap Semi 30/360 5 Yr Curr+4.344%(A)(H)	600	650

Voya Financial
6.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.358%(H)	1,200	1,248

Wells Fargo
5.875%, VAR ICE LIBOR USD 3 Month+3.990%(H)	3,411	3,765

		166,379

Utilities — 1.1%
Dominion Energy
4.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.993%(H)	6,000	6,100

Duke Energy
4.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.388%(H)	4,100	4,325

104	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NiSource
5.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.843%(H)	$ 2,500	$ 2,487
Pacific Gas & Electric
3.850%, 11/15/2023	50	53
3.400%, 08/15/2024	100	105
3.300%, 03/15/2027	100	102
3.250%, 06/15/2023	150	156
Pacific Gas and Electric
4.950%, 07/01/2050	300	331
4.550%, 07/01/2030	300	332
3.750%, 07/01/2028	100	105
3.450%, 07/01/2025	100	105

		14,201

Total Corporate Obligations
(Cost $171,426) ($ Thousands)		180,580

	Shares

PREFERRED STOCK — 7.2%

Communication Services — 0.3%
AT&T
4.750%	137,000	3,476

Consumer Discretionary — 0.2%

Dairy Farmers of America
7.875%*	31,000	2,805

Energy — 0.0%
Enbridge
6.375%, VAR ICE LIBOR USD 3 Month+3.593%	5,032	130

Financials — 6.3%
Allstate
4.750%	24,500	663
Arch Capital Group
5.450%	13,693	360
Banco Santander
4.000%, VAR ICE LIBOR USD 3 Month+0.520%	9,299	214
Bank of America
6.200%	30,000	778
Bank of New York Mellon
5.200%	8,928	230
Capital One Financial
5.000%	71,700	1,805
Charles Schwab
6.000%	101,415	2,582

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Citigroup
6.875%, VAR ICE LIBOR USD 3 Month+4.130%	85,700	$2,424
CoBank ACB
6.250%, VAR ICE LIBOR USD 3 Month+4.557%	20,000	2,080
6.125%	20,000	2,098
Equitable Holdings
5.250%	25,000	628
Fifth Third Bancorp
6.625%, VAR ICE LIBOR USD 3 Month+3.710%	80,000	2,252
Goldman Sachs Group
6.375%, VAR ICE LIBOR USD 3 Month+3.550%	2,390	67
6.300%	8,311	217
5.500%, VAR ICE LIBOR USD 3 Month+3.640%	350,600	9,494
4.000%, VAR ICE LIBOR USD 3 Month+0.670%	43,300	1,007
Huntington Bancshares
6.250%	120,000	3,078
5.875%	20,322	545
KeyCorp
6.125%, VAR ICE LIBOR USD 3 Month+3.892%	4,000	119
MetLife
5.625%	29,780	826
4.750%	200,000	5,298
Morgan Stanley
7.125%, VAR ICE LIBOR USD 3 Month+4.320%	113,879	3,284
6.875%, VAR ICE LIBOR USD 3 Month+3.940%	53,657	1,514
4.000%, VAR ICE LIBOR USD 3 Month+0.700%	161,113	3,759
NY Community Bancorp
6.375%, VAR ICE LIBOR USD 3 Month+3.821%	110,000	2,979
People’s United Financial
5.625%, VAR ICE LIBOR USD 3 Month+4.020%	34,498	918
PNC Financial Services Group
6.125%, VAR ICE LIBOR USD 3 Month+4.067%	79,610	2,113
Regions Financial
6.375%, VAR ICE LIBOR USD 3 Month+3.536%	2,600	72
5.700%, VAR ICE LIBOR USD 3 Month+3.148%	16,000	434
RenaissanceRe Holdings
5.375%	88,684	2,235

SEI Tax Exempt Trust / Annual Report / August 31, 2020	105

SCHEDULE OF INVESTMENTS

August 31, 2020

Tax-Advantaged Income Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
State Street
5.900%, VAR ICE LIBOR USD 3 Month+3.108%	114,090	$ 3,142
5.350%, VAR ICE LIBOR USD 3 Month+3.709%	5,824	162
Sterling Bancorp 6.500%	36,337	961
Synovus Financial
5.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.127%	50,000	1,248
Truist Financial
5.625%	52,000	1,359
5.200%	5,717	145
US Bancorp
6.500%, VAR ICE LIBOR USD 3 Month+4.468%	92,342	2,487
5.150%*	36,320	945
3.500%, VAR ICE LIBOR USD 3 Month+1.020%	16,800	810
Valley National Bancorp
6.250%, VAR ICE LIBOR USD 3 Month+3.850%	73,487	2,050
Voya Financial
5.350%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.210%	105,000	2,957
Webster Financial
5.250%	42,731	1,131
Wells Fargo
7.500%*	2,154	2,973
6.625%, VAR ICE LIBOR USD 3 Month+3.690%	57,230	1,578
5.850%, VAR ICE LIBOR USD 3 Month+3.090%	120,000	3,131
5.625%	5,000	134

		79,286

Utilities — 0.4%
Alabama Power
5.000%	9,000	252
Duke Energy
5.750%	6,000	169
Entergy Texas
5.375%	40,000	1,101
Interstate Power & Light
5.100%	104,544	2,676
NSTAR Electric
4.780%	10,708	1,101

		5,299

Total Preferred Stock (Cost $83,811) ($ Thousands)		90,996

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 5.0%
United States Treasury Bills
0.137%, 10/27/2020 (F)	$ 17,000	$ 16,997
0.118%, 11/19/2020 (F)	28,600	28,593
0.100%, 11/27/2020 (F)	6,200	6,199
0.076%, 12/03/2020 (F)	9,600	9,597
0.075%, 09/03/2020 (F)	2,300	2,300

Total U.S. Treasury Obligations (Cost $63,685) ($ Thousands)		63,686

	Shares

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	6,182,258	6,182

Total Cash Equivalent (Cost $6,182) ($ Thousands)		6,182

Total Investments in Securities — 99.9% (Cost $1,200,959) ($ Thousands)		$ 1,269,551

Percentages are based on Net Assets of $1,270,278 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of August 31, 2020.

†	Investment in Affiliated Security (see Note 4).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2020, the value of these securities amounted to $235,276 ($ Thousands), representing 18.5% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(C)	Security is in default on interest payment.

(D)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(E)	Securities are held in connection with a letter of credit issued by a major bank.

(F)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(G)	Security is escrowed to maturity.

(H)	Perpetual security.

AGC — Assured Guaranty Corporation

AGM— Assured Guaranty Municipal

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

COP— Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

NATL— National Public Finance Guarantee Corporation

PLC — Public Limited Company

RAN— Revenue Anticipation Note

106	SEI Tax Exempt Trust / Annual Report / August 31, 2020

RB — Revenue Bond

SAB — Special Assessment Bond

Ser — Series

TCRS — Transferable Custodial Receipts

TA — Tax Allocation

TRAN — Tax Revenue Anticipation Note

VAR — Variable Rate

The following is a list of the level of inputs used as of August 31, 2020 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Municipal Bonds	–	928,107	–	928,107
Corporate Obligations	–	180,580	–	180,580
Preferred Stock	90,996	–	–	90,996
U.S. Treasury Obligations	–	63,686	–	63,686
Cash Equivalent	6,182	–	–	6,182

Total Investments in Securities	97,178	1,172,373	–	1,269,551

As of August 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2020 ($ Thousands):

Security Description	Value 8/31/19	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 8/31/20	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$4,816	$45,528	$(44,162)	$-	$-	$6,182	6,182,258	$81	$-

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	107

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

August 31, 2020

	Intermediate-Term Municipal Fund	Short Duration Municipal Fund
Assets:
Investments, at value †	$ 2,006,399	$ 1,280,221
Affiliated investment, at value ††	1,775	—
Cash and cash equivalents	12,366	9,639
Dividends and interest receivable	21,534	8,242
Receivable for investment securities sold	1,685	—
Receivable for fund shares sold	626	224
Prepaid expenses	24	15
Total Assets	2,044,409	1,298,341
Liabilities:
Payable for investment securities purchased	13,970	12,370
Payable for fund shares redeemed	1,425	870
Income distribution payable	508	165
Investment advisory fees payable	459	332
Shareholder servicing fees payable	397	258
Administration fees payable	306	238
Chief Compliance Officer fees payable	5	3
Trustees’ fees payable	1	—
Accrued expense payable	190	120
Total Liabilities	17,261	14,356
Net Assets	$ 2,027,148	$ 1,283,985
† Cost of investments	$ 1,878,844	$ 1,266,780
†† Cost of affiliated investment	1,775	—
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$ 1,898,499	$ 1,274,503
Total distributable earnings	128,649	9,482
Net Assets	$ 2,027,148	$ 1,283,985
Net Asset Value, Offering and Redemption Price Per Share — Class F	$12.09	$10.13
	($1,871,864,118 ÷	($1,220,449,016 ÷
	154,828,409 shares)	120,497,665 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$12.10	$10.12
	($155,283,937 ÷	($63,536,418 ÷
	12,833,606 shares)	6,276,391 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

108	SEI Tax Exempt Trust / Annual Report / August 31, 2020

California Municipal Bond Fund	Massachusetts Municipal Bond Fund	New Jersey Municipal Bond Fund	New York Municipal Bond Fund	Pennsylvania Municipal Bond Fund	Tax-Advantaged Income Fund

$ 326,023	$ 76,123	$ 113,071	$ 177,215	$ 170,888	$ 1,263,369
1,952	579	1,014	1,569	264	6,182
—	20	20	20	20	1,233
3,431	721	1,024	1,838	1,911	13,772
—	—	—	—	—	55
16	2	1	48	51	229
4	1	1	2	2	15
331,426	77,446	115,131	180,692	173,136	1,284,855

—	351	—	—	—	11,731
77	17	110	123	56	1,312
49	14	20	40	26	501
67	17	22	51	39	424
39	10	15	21	22	234
53	13	20	31	27	253
1	—	—	—	—	3
—	—	—	—	—	—
30	8	10	16	18	119
316	430	197	282	188	14,577
$ 331,110	$ 77,016	$ 114,934	$ 180,410	$ 172,948	$ 1,270,278
$ 306,768	$ 71,312	$ 106,799	$ 168,397	$ 159,007	$ 1,194,777
1,952	579	1,014	1,569	264	6,182

$ 310,809	$ 71,879	$ 108,594	$ 170,998	$ 160,628	$ 1,197,884
20,301	5,137	6,340	9,412	12,320	72,394
$ 331,110	$ 77,016	$ 114,934	$ 180,410	$ 172,948	$ 1,270,278
$11.18	$11.06	$10.77	$11.03	$11.34	$10.39
($304,436,267 ÷	($76,034,659 ÷	($113,838,569 ÷	($162,404,968 ÷	($172,027,085 ÷	($1,112,942,092 ÷
27,241,747 shares)	6,875,893 shares)	10,567,967 shares)	14,728,572 shares)	15,168,030 shares)	107,163,871 shares)
$11.17	$11.04	$10.77	$11.01	$11.34	$10.38
($26,674,195 ÷	($981,502 ÷	($1,095,002 ÷	($18,004,705 ÷	($921,090 ÷	($157,335,578 ÷
2,388,204 shares)	88,909 shares)	101,665 shares)	1,635,349 shares)	81,218 shares)	15,163,705 shares)

SEI Tax Exempt Trust / Annual Report / August 31, 2020	109

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended August 31, 2020

	Intermediate-Term Municipal Fund	Short Duration Municipal Fund
Investment Income:
Interest income	$ 60,939	$ 23,744
Dividend income	—	—
Income from Affiliated Investments(1)	22	—
Total Investment Income	60,961	23,744
Expenses:
Investment advisory fees	6,866	4,295
Shareholder servicing fees - Class F	4,802	3,093
Administration fees	4,012	2,603
Trustees’ fees	40	25
Chief Compliance Officer fees	12	7
Pricing fees	109	70
Professional fees	94	59
Printing fees	57	37
Registration fees	47	29
Custodian/Wire Agent fees	36	25
Other expenses	34	21
Total Expenses	16,109	10,264
Less, waiver of:
Investment advisory fees	(2,865)	(1,723)
Administration fees	(495)	(478)
Shareholder servicing fees - Class F	—	—
Net Expenses	12,749	8,063
Net Investment Income	48,212	15,681
Net Realized Gain/(Loss) on:
Investments	2,670	103
Futures contracts	—	—
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(5,571)	4,989
Futures contracts	—	—
Net Increase in Net Assets Resulting from Operations	$ 45,311	$ 20,773

Amounts designated as “—” are $0 or have been rounded to $0.

(1)    See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

110	SEI Tax Exempt Trust / Annual Report / August 31, 2020

California Municipal Bond Fund	Massachusetts Municipal Bond Fund	New Jersey Municipal Bond Fund	New York Municipal Bond Fund	Pennsylvania Municipal Bond Fund	Tax-Advantaged Income Fund

$ 7,590	$ 1,650	$ 2,934	$ 4,160	$ 4,073	$ 55,618
—	—	—	—	—	5,068
11	5	10	7	11	81
7,601	1,655	2,944	4,167	4,084	60,767

1,130	260	391	618	615	6,438
794	195	293	423	436	2,834
685	158	237	375	351	3,863
7	2	2	4	3	24
2	—	1	1	1	7
26	4	9	6	13	69
15	3	5	4	8	58
22	2	8	1	12	35
8	2	3	4	4	29
9	2	3	3	5	21
6	2	2	4	3	21
2,704	630	954	1,443	1,451	13,399

(314)	(55)	(119)	(173)	(144)	(1,722)
(48)	(2)	(7)	(3)	(25)	(942)
(318)	(78)	(117)	(169)	(174)	(23)
2,024	495	711	1,098	1,108	10,712
5,577	1,160	2,233	3,069	2,976	50,055

1,379	394	98	756	430	5,375
—	—	—	—	—	(1,309)

(126)	480	(56)	(1,713)	1,870	(21,446)
—	—	—	—	—	56
$ 6,830	$ 2,034	$ 2,275	$ 2,112	$ 5,276	$ 32,731

SEI Tax Exempt Trust / Annual Report / August 31, 2020	111

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended August 31,

	Intermediate-Term Municipal Fund		Short Duration Municipal Fund

	9/1/2019 to 8/31/2020	9/1/2018 to 8/31/2019	9/1/2019 to 8/31/2020	9/1/2018 to 8/31/2019
Operations:
Net investment income	$48,212	$50,621	$15,681	$17,461
Net realized gain/(loss) on investments	2,670	3,427	103	(271)
Net change in unrealized appreciation/(depreciation) on investments	(5,571)	105,467	4,989	11,072
Net Increase in Net Assets Resulting from Operations	45,311	159,515	20,773	28,262
Distributions:
Class F	(48,389)	(48,397)	(14,648)	(16,605)
Class Y	(4,426)	(3,551)	(938)	(926)
Total Distributions	(52,815)	(51,948)	(15,586)	(17,531)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	287,396	342,192	313,569	292,699
Reinvestment of dividends & distributions	42,884	43,302	12,421	14,139
Cost of shares redeemed	(425,572)	(502,093)	(356,654)	(371,822)
Net Decrease from Class F Transactions	(95,292)	(116,599)	(30,664)	(64,984)
Class Y:
Proceeds from shares issued	35,681	111,282	32,696	50,345
Reinvestment of dividends & distributions	3,863	3,015	755	744
Cost of shares redeemed	(47,824)	(36,213)	(32,097)	(28,033)
Net Increase/(Decrease) from Class Y Transactions	(8,280)	78,084	1,354	23,056
Net Decrease in Net Assets from Capital Share Transactions	(103,572)	(38,515)	(29,310)	(41,928)
Net Increase/(Decrease) in Net Assets	(111,076)	69,052	(24,123)	(31,197)
Net Assets:
Beginning of year	2,138,224	2,069,172	1,308,108	1,339,305
End of year	$2,027,148	$2,138,224	$1,283,985	$1,308,108

(1) See Note 8 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

112	SEI Tax Exempt Trust / Annual Report / August 31, 2020

California Municipal Bond Fund		Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund		New York Municipal Bond Fund

9/1/2019 to 8/31/2020	9/1/2018 to 8/31/2019	9/1/2019 to 8/31/2020	9/1/2018 to 8/31/2019	9/1/2019 to 8/31/2020	9/1/2018 to 8/31/2019	9/1/2019 to 8/31/2020	9/1/2018 to 8/31/2019

$ 5,577	$ 6,217	$ 1,160	$ 1,279	$ 2,233	$ 2,448	$ 3,069	$ 3,515
1,379	1,060	394	233	98	158	756	431
(126)	17,462	480	4,579	(56)	5,714	(1,713)	10,196
6,830	24,739	2,034	6,091	2,275	8,320	2,112	14,142

(6,429)	(6,524)	(1,443)	(1,390)	(2,366)	(2,437)	(3,247)	(3,385)
(532)	(493)	(20)	(20)	(26)	(14)	(376)	(374)
(6,961)	(7,017)	(1,463)	(1,410)	(2,392)	(2,451)	(3,623)	(3,759)

36,151	45,597	7,689	9,728	13,930	23,804	12,353	20,310
5,661	5,798	1,234	1,201	2,126	2,242	2,816	3,020
(74,495)	(66,199)	(12,434)	(12,866)	(23,850)	(31,595)	(30,034)	(38,253)
(32,683)	(14,804)	(3,511)	(1,937)	(7,794)	(5,549)	(14,865)	(14,923)

6,608	2,168	—	2	411	853	1,612	1,643
504	467	10	12	24	13	222	225
(4,344)	(3,379)	(99)	(42)	(465)	(108)	(2,615)	(1,848)
2,768	(744)	(89)	(28)	(30)	758	(781)	20
(29,915)	(15,548)	(3,600)	(1,965)	(7,824)	(4,791)	(15,646)	(14,903)
(30,046)	2,174	(3,029)	2,716	(7,941)	1,078	(17,157)	(4,520)

361,156	358,982	80,045	77,329	122,875	121,797	197,567	202,087
$ 331,110	$ 361,156	$ 77,016	$ 80,045	$ 114,934	$ 122,875	$ 180,410	$ 197,567

SEI Tax Exempt Trust / Annual Report / August 31, 2020	113

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended August 31,

	Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund

	9/1/2019 to 8/31/2020	9/1/2018 to 8/31/2019	9/1/2019 to 8/31/2020	9/1/2018 to 8/31/2019
Operations:
Net investment income	$2,976	$3,274	$50,055	$53,772
Net realized gain on investments and futures contracts	430	558	4,066	16,933
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	1,870	10,491	(21,390)	26,963
Net Increase in Net Assets Resulting from Operations	5,276	14,323	32,731	97,668
Distributions:
Class F	(3,471)	(3,353)	(58,681)	(53,985)
Class Y	(19)	(15)	(8,277)	(6,196)
Total Distributions	(3,490)	(3,368)	(66,958)	(60,181)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	18,055	23,486	167,174	188,452
Reinvestment of dividends & distributions	3,105	2,996	51,307	47,455
Cost of shares redeemed	(30,341)	(30,305)	(247,749)	(263,692)
Net Decrease from Class F Transactions	(9,181)	(3,823)	(29,268)	(27,785)
Class Y:
Proceeds from shares issued	205	73	28,096	77,687
Reinvestment of dividends & distributions	18	15	7,323	4,955
Cost of shares redeemed	(107)	(18)	(25,500)	(29,638)
Net Increase from Class Y Transactions	116	70	9,919	53,004
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(9,065)	(3,753)	(19,349)	25,219
Net Increase/(Decrease) in Net Assets	(7,279)	7,202	(53,576)	62,706
Net Assets:
Beginning of year	180,227	173,025	1,323,854	1,261,148
End of year	$172,948	$180,227	$1,270,278	$1,323,854

(1) See Note 8 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

114	SEI Tax Exempt Trust / Annual Report / August 31, 2020

FINANCIAL HIGHLIGHTS

For the years or period ended August 31,

For a share outstanding throughout the years or period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets‡	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

Intermediate-Term Municipal Fund
Class F
2020	$12.10	$0.27	$0.03	$0.30	$(0.28)	$(0.03)	$(0.31)	$12.09	2.46%	$1,871,864	0.63%	0.79%	2.29%	20%
2019	11.49	0.28	0.62	0.90	(0.28)	(0.01)	(0.29)	12.10	7.98	1,973,701	0.63	0.80	2.44	17
2018	11.79	0.29	(0.30)	(0.01)	(0.29)	—	(0.29)	11.49	(0.10)	1,990,956	0.63	0.81	2.48	17
2017	12.01	0.28	(0.22)	0.06	(0.28)	—^	(0.28)	11.79	0.59	1,834,913	0.63	0.83	2.43	12
2016	11.62	0.29	0.39	0.68	(0.29)	—	(0.29)	12.01	5.92	1,625,099	0.64(1)	0.86(1)	2.46	15
Class Y
2020	$12.11	$0.30	$0.03	$0.33	$(0.31)	$(0.03)	$(0.34)	$12.10	2.72%	$155,284	0.38%	0.54%	2.54%	20%
2019	11.49	0.31	0.63	0.94	(0.31)	(0.01)	(0.32)	12.11	8.34	164,523	0.38	0.55	2.67	17
2018	11.80	0.32	(0.31)	0.01	(0.32)	—	(0.32)	11.49	0.07	78,216	0.38	0.56	2.72	17
2017	12.01	0.31	(0.21)	0.10	(0.31)	—^	(0.31)	11.80	0.92	80,618	0.38	0.58	2.70	12
2016	11.62	0.32	0.39	0.71	(0.32)	—	(0.32)	12.01	6.18	26,942	0.39(1)	0.61(1)	2.67	15
Short Duration Municipal Fund
Class F
2020	$10.08	$0.12	$0.05	$0.17	$(0.12)	$—	$(0.12)	$10.13	1.69%	$1,220,449	0.63%	0.80%	1.19%	46%
2019	10.00	0.13	0.08	0.21	(0.13)	—	(0.13)	10.08	2.15	1,246,219	0.63	0.81	1.33	53
2018	10.04	0.09	(0.04)	0.05	(0.09)	—	(0.09)	10.00	0.52	1,301,016	0.63	0.82	0.93	67
2017	10.05	0.06	(0.01)	0.05	(0.06)	—	(0.06)	10.04	0.47	1,325,339	0.63	0.83	0.57	69
2016	10.04	0.04	0.01	0.05	(0.04)	—	(0.04)	10.05	0.47	1,546,295	0.64(1)	0.87(1)	0.38	49
Class Y
2020	$10.08	$0.14	$0.04	$0.18	$(0.14)	$—	$(0.14)	$10.12	1.85%	$63,536	0.38%	0.55%	1.44%	46%
2019	10.00	0.16	0.08	0.24	(0.16)	—	(0.16)	10.08	2.41	61,889	0.38	0.56	1.58	53
2018	10.04	0.12	(0.04)	0.08	(0.12)	—	(0.12)	10.00	0.77	38,289	0.38	0.57	1.18	67
2017	10.05	0.08	(0.01)	0.07	(0.08)	—	(0.08)	10.04	0.72	37,153	0.38	0.58	0.83	69
2016	10.04	0.07	—	0.07	(0.06)	—	(0.06)	10.05	0.74	28,863	0.39(1)	0.62(1)	0.67	49
California Municipal Bond Fund
Class F
2020	$11.14	$0.18	$0.08	$0.26	$(0.18)	$(0.04)	$(0.22)	$11.18	2.39%	$304,436	0.60%	0.81%	1.62%	12%
2019	10.60	0.19	0.56	0.75	(0.19)	(0.02)	(0.21)	11.14	7.16	337,407	0.60	0.81	1.73	16
2018	10.95	0.18	(0.32)	(0.14)	(0.18)	(0.03)	(0.21)	10.60	(1.27)	335,652	0.60	0.81	1.73	19
2017	11.12	0.19	(0.14)	0.05	(0.19)	(0.03)	(0.22)	10.95	0.54	331,470	0.60	0.83	1.75	12
2016	10.84	0.21	0.33	0.54	(0.21)	(0.05)	(0.26)	11.12	5.07	288,076	0.61(1)	0.86(1)	1.90	13
Class Y
2020	$11.14	$0.19	$0.07	$0.26	$(0.19)	$(0.04)	$(0.23)	$11.17	2.45%	$26,674	0.45%	0.56%	1.77%	12%
2019	10.60	0.20	0.56	0.76	(0.20)	(0.02)	(0.22)	11.14	7.32	23,749	0.45	0.56	1.88	16
2018	10.95	0.20	(0.32)	(0.12)	(0.20)	(0.03)	(0.23)	10.60	(1.12)	23,330	0.45	0.56	1.88	19
2017	11.12	0.20	(0.14)	0.06	(0.20)	(0.03)	(0.23)	10.95	0.69	21,508	0.45	0.58	1.90	12
2016^^	10.93	0.18	0.24	0.42	(0.18)	(0.05)	(0.23)	11.12	3.94	19,120	0.46(1)	0.61(1)	2.00	13
Massachusetts Municipal Bond Fund
Class F
2020	$10.96	$0.16	$0.14	$0.30	$(0.16)	$(0.04)	$(0.20)	$11.06	2.79%	$76,035	0.63%	0.80%	1.47%	16%
2019	10.33	0.17	0.65	0.82	(0.17)	(0.02)	(0.19)	10.96	8.03	78,984	0.63	0.81	1.64	15
2018	10.76	0.17	(0.39)	(0.22)	(0.17)	(0.04)	(0.21)	10.33	(2.01)	76,303	0.63	0.82	1.66	13
2017	10.98	0.18	(0.16)	0.02	(0.18)	(0.06)	(0.24)	10.76	0.23	73,208	0.63	0.83	1.70	15
2016	10.70	0.20	0.38	0.58	(0.20)	(0.10)	(0.30)	10.98	5.43	62,023	0.64(1)	0.86(1)	1.82	9
Class Y
2020	$10.95	$0.18	$0.13	$0.31	$(0.18)	$(0.04)	$(0.22)	$11.04	2.86%	$981	0.48%	0.55%	1.63%	16%
2019	10.31	0.19	0.66	0.85	(0.19)	(0.02)	(0.21)	10.95	8.30	1,061	0.48	0.56	1.79	15
2018	10.74	0.19	(0.39)	(0.20)	(0.19)	(0.04)	(0.23)	10.31	(1.86)	1,026	0.48	0.57	1.81	13
2017	10.97	0.20	(0.17)	0.03	(0.20)	(0.06)	(0.26)	10.74	0.29	900	0.48	0.58	1.91	15
2016^^	10.80	0.18	0.27	0.45	(0.18)	(0.10)	(0.28)	10.97	4.22	28	0.49(1)	0.61(1)	1.94	9

SEI Tax Exempt Trust / Annual Report / August 31, 2020	115

FINANCIAL HIGHLIGHTS

For the years or period ended August 31,

For a share outstanding throughout the years or period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets‡	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

New Jersey Municipal Bond Fund
Class F
2020	$10.75	$0.20	$0.03	$0.23	$(0.20)	$(0.01)	$(0.21)	$10.77	2.22%	$113,839	0.60%	0.81%	1.89%	9%
2019	10.25	0.21	0.50	0.71	(0.21)	—	(0.21)	10.75	6.98	121,756	0.60	0.81	1.99	16
2018	10.53	0.20	(0.26)	(0.06)	(0.20)	(0.02)	(0.22)	10.25	(0.52)	121,473	0.60	0.81	1.97	10
2017	10.68	0.21	(0.14)	0.07	(0.21)	(0.01)	(0.22)	10.53	0.69	120,057	0.60	0.83	2.03	13
2016	10.37	0.22	0.34	0.56	(0.22)	(0.03)	(0.25)	10.68	5.48	110,599	0.60(1)	0.86(1)	2.12	8
Class Y
2020	$10.75	$0.22	$0.03	$0.25	$(0.22)	$(0.01)	$(0.23)	$10.77	2.38%	$1,095	0.45%	0.56%	2.04%	9%
2019	10.25	0.22	0.50	0.72	(0.22)	—	(0.22)	10.75	7.14	1,119	0.45	0.56	2.13	16
2018	10.53	0.22	(0.26)	(0.04)	(0.22)	(0.02)	(0.24)	10.25	(0.37)	324	0.45	0.56	2.12	10
2017	10.68	0.23	(0.14)	0.09	(0.23)	(0.01)	(0.24)	10.53	0.83	292	0.45	0.58	2.18	13
2016^^	10.45	0.20	0.25	0.45	(0.19)	(0.03)	(0.22)	10.68	4.38	20	0.45(1)	0.61(1)	2.22	8

New York Municipal Bond Fund
Class F
2020	$11.10	$0.18	$(0.04)	$0.14	$(0.18)	$(0.03)	$(0.21)	$11.03	1.29%	$162,405	0.60%	0.80%	1.62%	8%
2019	10.53	0.19	0.58	0.77	(0.19)	(0.01)	(0.20)	11.10	7.41	178,637	0.60	0.81	1.76	11
2018	10.92	0.19	(0.37)	(0.18)	(0.19)	(0.02)	(0.21)	10.53	(1.64)	184,157	0.60	0.82	1.78	15
2017	11.07	0.18	(0.12)	0.06	(0.18)	(0.03)	(0.21)	10.92	0.61	179,836	0.60	0.83	1.71	9
2016	10.75	0.19	0.35	0.54	(0.19)	(0.03)	(0.22)	11.07	5.09	178,083	0.60(1)	0.86(1)	1.73	15
Class Y
2020	$11.08	$0.19	$(0.04)	$0.15	$(0.19)	$(0.03)	$(0.22)	$11.01	1.44%	$18,005	0.45%	0.55%	1.78%	8%
2019	10.51	0.20	0.58	0.78	(0.20)	(0.01)	(0.21)	11.08	7.58	18,930	0.45	0.56	1.91	11
2018	10.91	0.20	(0.38)	(0.18)	(0.20)	(0.02)	(0.22)	10.51	(1.58)	17,930	0.45	0.57	1.93	15
2017	11.05	0.22	(0.13)	0.09	(0.20)	(0.03)	(0.23)	10.91	0.86	16,765	0.45	0.58	1.98	9
2016^^	10.84	0.17	0.24	0.41	(0.17)	(0.03)	(0.20)	11.05	3.89	50	0.45(1)	0.61(1)	1.86	15

Pennsylvania Municipal Bond Fund
Class F
2020	$11.21	$0.19	$0.16	$0.35	$(0.19)	$(0.03)	$(0.22)	$11.34	3.18%	$172,027	0.63%	0.83%	1.69%	9%
2019	10.54	0.20	0.68	0.88	(0.20)	(0.01)	(0.21)	11.21	8.41	179,432	0.63	0.83	1.86	14
2018	10.89	0.20	(0.35)	(0.15)	(0.20)	—	(0.20)	10.54	(1.41)	172,348	0.63	0.83	1.85	14
2017	10.99	0.20	(0.10)	0.10	(0.20)	—	(0.20)	10.89	0.93	158,784	0.63	0.84	1.84	14
2016	10.70	0.22	0.28	0.50	(0.21)	—	(0.21)	10.99	4.75	128,744	0.63(1)	0.84(1)	1.98	19
Class Y
2020	$11.21	$0.21	$0.16	$0.37	$(0.21)	$(0.03)	$(0.24)	$11.34	3.34%	$921	0.48%	0.58%	1.84%	9%
2019	10.53	0.22	0.69	0.91	(0.22)	(0.01)	(0.23)	11.21	8.67	795	0.48	0.58	2.01	14
2018	10.89	0.21	(0.36)	(0.15)	(0.21)	—	(0.21)	10.53	(1.36)	677	0.48	0.58	2.01	14
2017	10.99	0.22	(0.11)	0.11	(0.21)	—	(0.21)	10.89	1.08	358	0.48	0.59	2.04	14
2016^^	10.79	0.19	0.20	0.39	(0.19)	—	(0.19)	10.99	3.64	20	0.48(1)	0.59(1)	2.11	19

Tax-Advantaged Income Fund
Class F
2020	$10.62	$0.40	$(0.09)	$0.31	$(0.40)	$(0.14)	$(0.54)	$10.39	3.00%	$1,112,942	0.86%	1.07%	3.85%	43%
2019	10.32	0.43	0.36	0.79	(0.43)	(0.06)	(0.49)	10.62	7.90	1,172,233	0.86	1.08	4.24	40
2018	10.51	0.42	(0.14)	0.28	(0.41)	(0.06)	(0.47)	10.32	2.80	1,167,550	0.86	1.09	4.14	41
2017	10.70	0.44	(0.20)	0.24	(0.43)	—	(0.43)	10.51	2.37	1,108,396	0.86	1.09	4.22	52
2016	10.01	0.41	0.68	1.09	(0.40)	—	(0.40)	10.70	11.12	1,195,269	0.87(1)	1.09(1)	3.93	24
Class Y
2020	$10.61	$0.42	$(0.09)	$0.33	$(0.42)	$(0.14)	$(0.56)	$10.38	3.25%	$157,336	0.61%	0.82%	4.11%	43%
2019	10.31	0.46	0.35	0.81	(0.45)	(0.06)	(0.51)	10.61	8.17	151,621	0.61	0.83	4.49	40
2018	10.50	0.45	(0.14)	0.31	(0.44)	(0.06)	(0.50)	10.31	3.05	93,598	0.61	0.84	4.39	41
2017	10.69	0.46	(0.20)	0.26	(0.45)	—	(0.45)	10.50	2.63	79,823	0.61	0.84	4.47	52
2016	10.00	0.44	0.68	1.12	(0.43)	—	(0.43)	10.69	11.40	43,599	0.62(1)	0.84(1)	4.18	24

*	Per share calculations were performed using average shares.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡

The expense ratio includes Trustee fees that are not subject to any voluntary or reimbursement agreement. Had the fees been excluded, the expense ratios would have been equal to, or less than, the expense cap ratio. See Note 4.

^	Amount represents less than $0.01 per share.
^^	Class Y commenced operations on October 30, 2015. All ratios for the period have been annualized.

116	SEI Tax Exempt Trust / Annual Report / August 31, 2020

FINANCIAL HIGHLIGHTS

For the years or period ended August 31,

For a share outstanding throughout the years or period

(1)	The expense ratio includes proxy expenses outside the cap.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	117

NOTES TO FINANCIAL STATEMENTS

August 31, 2020

1. ORGANIZATION

SEI Tax Exempt Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with eight operational funds: the Intermediate-Term Municipal, Short Duration Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond, Pennsylvania Municipal Bond, and Tax-Advantaged Income (each a “Fund”, collectively the “Funds”). The California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond and New York Municipal Bond Funds are non-diversified. The Funds are registered to offer up to two classes of shares: Class F and Class Y. On May 1, 2015, Class Y shares commenced operations in the Intermediate-Term Municipal, Short Duration Municipal and Tax-Advantaged Income Funds. On October 30, 2015, Class Y shares commenced operations in the California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond Funds.

The Trust’s prospectuses provide a description of each Fund’s investment objective, policies and strategies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the

118	SEI Tax Exempt Trust / Annual Report / August 31, 2020

time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (the “Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in

SEI Tax Exempt Trust / Annual Report / August 31, 2020	119

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2020

the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The valuation techniques used by the Funds to measure fair value during the year ended August 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended August 31, 2020, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At August 31, 2020, the Funds did not own any illiquid securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Refer to each Fund’s Schedule of Investments, for details regarding open futures contracts as of August 31, 2020, if applicable.

Swap Agreements — To the extent consistent with its investment objective and strategies, the Funds may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to a Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid

120	SEI Tax Exempt Trust / Annual Report / August 31, 2020

or received under the agreement based on the relative values of the positions held by each party to the swap agreement. At August 31, 2020, the Funds did not own any swap agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to over-the counter (“OTC”) transactions, the Funds may enter into master netting arrangements, established within the Fund’s ISDA master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close- out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/ or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds. The right of set-off exists in the event of default or other termination events. In the event of a default, the total market value exposure will be set-off against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Settlements of transactions, in the ordinary course of business, are not typically subject to net settlement.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.
For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, are reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in its Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Discount and Premium Amortization — All amortization is calculated using the effective interest method. Amortization of premiums and discounts is included in interest income.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

3. DERIVATIVE CONTRACTS

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following table discloses the volume of the Tax-Advantaged Income Fund’s futures contracts during the year ended August 31, 2020 ($ Thousands):

Tax-Advantaged Income Fund
Futures Contracts:
Interest Contracts
Average Notional Balance Short	$8,158
Ending Notional Balance Short	—

SEI Tax Exempt Trust / Annual Report / August 31, 2020	121

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2020

4. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as the Investment Adviser (the “Adviser”) to each Fund. In connection with serving as Adviser to the Funds, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides the Trust with administrative and transfer agent services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) is the Distributor of the shares of the Funds under a Distribution Agreement. The Funds have adopted a shareholder services plan and agreement (the “Service

Plan”) with respect to Class F Shares that allows such shares to pay service providers a fee based on average daily net assets of such Class F Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The Service Plan provides that shareholder service fees on Class F Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to Class F Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expense incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of these waivers at any time.

The following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each fund:

	Advisory Fees	Shareholder Servicing Fees	Voluntary Expense Limitations

Intermediate-Term Municipal Fund

Class F	0.33%	0.25%	0.63%

Class Y	0.33%	0.00%	0.38%

Short Duration Municipal Fund

Class F	0.33%	0.25%	0.63%

Class Y	0.33%	0.00%	0.38%

California Municipal Bond Fund

Class F	0.33%	0.25%	0.60%

Class Y	0.33%	0.00%	0.45%

Massachusetts Municipal Bond Fund

Class F	0.33%	0.25%	0.63%

Class Y	0.33%	0.00%	0.48%

New Jersey Municipal Bond Fund

Class F	0.33%	0.25%	0.60%

Class Y	0.33%	0.00%	0.45%

New York Municipal Bond Fund

Class F	0.33%	0.25%	0.60%

Class Y	0.33%	0.00%	0.45%

Pennsylvania Municipal Bond Fund

Class F	0.35%	0.25%	0.63%

Class Y	0.35%	0.00%	0.48%

Tax-Advantaged Income Fund

Class F	0.50%	0.25%	0.86%

Class Y	0.50%	0.00%	0.61%

122	SEI Tax Exempt Trust / Annual Report / August 31, 2020

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
Intermediate-Term Municipal Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Short Duration Municipal Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

California Municipal Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Massachusetts Municipal Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

New Jersey Municipal Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

New York Municipal Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Pennsylvania Municipal Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Tax-Advantaged Income Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%

As of August 31, 2020, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser

Intermediate-Term Municipal Fund

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust

Mellon Investments Corporation

Wellington Management Company LLP

Short Duration Municipal Fund

Neuberger Berman Investment Advisers LLC

Wells Capital Management, Inc.

Western Asset Management Company

California Municipal Bond Fund

Mellon Investments Corporation

Massachusetts Municipal Bond Fund

Mellon Investments Corporation

New Jersey Municipal Bond Fund

Mellon Investments Corporation

New York Municipal Bond Fund

Mellon Investments Corporation

Pennsylvania Municipal Bond Fund

Mellon Investments Corporation

Tax-Advantaged Income Fund

Pacific Investment Management Company, LLC

Spectrum Asset Management, Inc.

Wells Capital Management, Inc.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, the Distributor, and/or SIMC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of Officers and affiliated Trustees. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund, to manage excess cash or to serve as margin or collateral for derivative positions. Refer to each Fund’s Schedule of Investments for details regarding transactions with affiliated securities for the year ended August 31, 2020, if applicable.

Interfund Lending —The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes.

Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the Trust’s Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of August 31, 2020 and for the year then ended, the Trust has not participated in the Program.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	123

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2020

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the period ended August 31, 2020, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)

Intermediate-Term Municipal Fund

Purchases	$—	$398,639	$398,639

Sales	—	481,961	481,961

Short Duration Municipal Fund

Purchases	—	521,674	521,674

Sales	—	473,894	473,894

California Municipal Bond Fund

Purchases	—	41,187	41,187

Sales	—	70,179	70,179

Massachusetts Municipal Bond Fund

Purchases	—	12,553	12,553

Sales	—	15,079	15,079

New Jersey Municipal Bond Fund

Purchases	—	10,830	10,830

Sales	—	18,132	18,132

New York Municipal Bond Fund

Purchases	—	15,218	15,218

Sales	—	29,105	29,105

Pennsylvania Municipal Bond Fund

Purchases	—	15,207	15,207

Sales	—	20,609	20,609

Tax-Advantaged Income Fund

Purchases	—	508,606	508,606

Sales	—	540,911	540,911

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub-chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2020, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of components of net assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, and distributable earnings, as appropriate, in the period that the differences arise. The permanent differences primarily consist market discount adjustment, defaulted bond adjustments, Perpetual Bond adjustment, gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, and distribution reclassification. There are no permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of August 31, 2020.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)

Intermediate-Term Municipal Fund	2020	$ 48,395	$ 34	$ 4,386	$ 52,815
	2019	50,476	71	1,401	51,948

Short Duration Municipal Fund	2020	15,561	25	—	15,586
	2019	17,405	126	—	17,531

California Municipal Bond Fund	2020	5,560	10	1,391	6,961
	2019	6,180	47	790	7,017

Massachusetts Municipal Bond Fund	2020	1,152	4	307	1,463
	2019	1,269	12	129	1,410

New Jersey Municipal Bond Fund	2020	2,222	58	112	2,392
	2019	2,418	33	—	2,451

New York Municipal Bond Fund	2020	3,072	6	545	3,623
	2019	3,505	14	240	3,759

Pennsylvania Municipal Bond Fund	2020	2,963	9	518	3,490
	2019	3,264	18	86	3,368

124	SEI Tax Exempt Trust / Annual Report / August 31, 2020

		Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)
Tax-Advantaged Income Fund	2020	$ 32,661	$ 22,728	$ 11,569	$ 66,958
	2019	37,031	18,010	5,140	60,181

As of August 31, 2020 the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income ($ Thousands)	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)

Intermediate-Term Municipal Fund	$ 3,753	$ —	$ 1,960	$ —	$ —	$ 127,165	$ (4,229)	$ 128,649

Short Duration Municipal Fund	1,052	—	—	(3,949)	—	13,424	(1,045)	9,482

California Municipal Bond Fund	460	27	986	—	—	19,255	(427)	20,301

Massachusetts Municipal Bond Fund	94	—	319	—	—	4,811	(87)	5,137

New Jersey Municipal Bond Fund	183	—	64	—	—	6,271	(178)	6,340

New York Municipal Bond Fund	234	112	487	—	—	8,817	(238)	9,412

Pennsylvania Municipal Bond Fund	246	—	431	—	—	11,881	(238)	12,320

Tax-Advantaged Income Fund	3,007	—	5,408	—	—	67,894	(3,915)	72,394

*Other temporary differences primarily consist of Dividends Payable.

Post-October losses represent losses realized on investment transactions from November 1, 2019 through August 31, 2020, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

The Funds have capital losses carried forward as follows:

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards 8/31/2020* ($ Thousands)
Short Duration Municipal Fund	$ (513)	$ (3,436)	$ (3,949)

*During the year ended August 31, 2020, Short Duration Municipal Fund utilized

     $232,327 in capital loss carryforwards to offset capital gains.

At August 31, 2020, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on total investments (including foreign currency and derivatives, if applicable) held by the Funds is as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)

Intermediate-Term Municipal Fund	$ 1,881,009	$ 131,563	$ (4,398)	$ 127,165

Short Duration Municipal Fund	1,266,797	14,318	(894)	13,424

California Municipal Bond Fund	308,720	19,450	(195)	19,255

Massachusetts Municipal Bond Fund	71,891	4,822	(11)	4,811

New Jersey Municipal Bond Fund	107,813	6,348	(77)	6,271

New York Municipal Bond Fund	169,966	9,145	(328)	8,817

Pennsylvania Municipal Bond Fund	159,271	11,913	(32)	11,881

Tax-Advantaged Income Fund	1,201,656	93,857	(25,963)	67,894

7. CONCENTRATIONS/RISK

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on the future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its investment strategy a Fund may have one or more of the following principle risks:

SEI Tax Exempt Trust / Annual Report / August 31, 2020	125

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2020

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities.

Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

California Investment Risk — The Fund’s performance will be affected by the fiscal and economic health of the State of California, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting California municipal issuers.

Massachusetts Investment Risk - The Fund’s performance will be affected by the fiscal and economic health of the Commonwealth of Massachusetts, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Massachusetts municipal issuers.

New Jersey Investment Risk — The Fund’s performance will be affected by the fiscal and economic health of the State of New Jersey, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting New Jersey municipal issuers.

New York Investment Risk - The Fund’s performance will be affected by the fiscal and economic health of the State of New York, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting New York municipal issuers.

Pennsylvania Investment Risk — The Fund’s performance will be affected by the fiscal and economic health of the Commonwealth of Pennsylvania, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Pennsylvania municipal issuers.

Non-Diversification — The California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond and New York Municipal Bond Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, these Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. The Intermediate-Term Municipal, Tax-Advantaged Income, Short Duration Municipal and Pennsylvania Municipal Bond Funds are diversified.

Credit Risk — The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a contract fails to make timely payment or otherwise honor its obligations. If the Fund purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they

126	SEI Tax Exempt Trust / Annual Report / August 31, 2020

are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Call Risk — Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Bonds may be called due to falling interest rates or non-economical circumstances.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Duration Risk — Longer-term securities in which the Fund may invest are more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Taxation Risk — The Fund may invest a portion of its assets in securities that generate income that is subject to federal, state and local income tax, including the federal alternative minimum tax applicable to individual taxpayers.

Convertible and Preferred Securities Risk — Convertible and preferred securities generally have less potential for gain or loss than common stocks. In addition, convertible and preferred securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible and preferred securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible and preferred securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. Convertible and preferred securities are also subject to credit risk and are often lower-quality securities.

Investment Company Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or

SEI Tax Exempt Trust / Annual Report / August 31, 2020	127

NOTES TO FINANCIAL STATEMENTS (Concluded)

August 31, 2020

a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

8. SHARE TRANSACTIONS:

Capital share transactions for the Funds were as follows (Thousands):

	Intermediate-Term Municipal Fund		Short Duration Municipal Fund		California Municipal Bond Fund
	09/01/2019 to 08/31/2020	09/01/2018 to 08/31/2019	09/01/2019 to 08/31/2020	09/01/2018 to 08/31/2019	09/01/2019 to 08/31/2020	09/01/2018 to 08/31/2019
Shares Issued and Redeemed:

Class F:

Shares Issued	24,096	29,499	31,157	29,204	3,288	4,263

Shares Issued in Lieu of Dividends and Distributions	3,588	3,722	1,234	1,411	514	540

Redeemed	(35,966)	(43,457)	(35,496)	(37,135)	(6,840)	(6,180)

Total Class F Transactions	(8,282)	(10,236)	(3,105)	(6,520)	(3,038)	(1,377)

Class Y:

Shares Issued	3,008	9,666	3,269	5,041	608	203

Shares Issued in Lieu of Dividends and Distributions	323	258	75	74	46	44

Redeemed	(4,083)	(3,143)	(3,208)	(2,805)	(398)	(316)

Total Class Y Transactions	(752)	6,781	136	2,310	256	(69)

(Decrease) in Share Transactions	(9,034)	(3,455)	(2,969)	(4,210)	(2,782)	(1,446)

	Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund		New York Municipal Bond Fund
	09/01/2019 to 08/31/2020	09/01/2018 to 08/31/2019	09/01/2019 to 08/31/2020	09/01/2018 to 08/31/2019	09/01/2019 to 08/31/2020	09/01/2018 to 08/31/2019
Shares Issued and Redeemed:

Class F:

Shares Issued	707	929	1,308	2,305	1,131	1,903

Shares Issued in Lieu of Dividends and Distributions	113	114	200	215	257	282

Redeemed	(1,148)	(1,226)	(2,266)	(3,043)	(2,756)	(3,579)

Total Class F Transactions	(328)	(183)	(758)	(523)	(1,368)	(1,394)

Class Y:

Shares Issued	—	—	40	82	147	154

Shares Issued in Lieu of Dividends and Distributions	1	1	2	1	20	21

Redeemed	(9)	(4)	(44)	(11)	(240)	(173)

Total Class Y Transactions	(8)	(3)	(2)	72	(73)	2

(Decrease) in Share Transactions	(336)	(186)	(760)	(451)	(1,441)	(1,392)

128	SEI Tax Exempt Trust / Annual Report / August 31, 2020

	Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
	09/01/2019 to 08/31/2020	09/01/2018 to 08/31/2019	09/01/2019 to 08/31/2020	09/01/2018 to 08/31/2019
Shares Issued and Redeemed:

Class F:

Shares Issued	1,622	2,192	16,229	18,451

Shares Issued in Lieu of Dividends and Distributions	279	278	4,967	4,649

Redeemed	(2,741)	(2,821)	(24,433)	(25,882)
Total Class F Transactions	(840)	(351)	(3,237)	(2,782)

Class Y:

Shares Issued	19	7	2,709	7,641

Shares Issued in Lieu of Dividends and Distributions	2	1	710	485

Redeemed	(11)	(1)	(2,548)	(2,915)
Total Class Y Transactions	10	7	871	5,211
Increase (Decrease) in Share Transactions	(830)	(344)	(2,366)	2,429

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of August 31, 2020, SPTC held of record the following percentage of outstanding shares of each Fund:

Intermediate-Term Municipal Fund

Class F	94.49%

Class Y	78.31%

Short Duration Municipal Fund

Class F	96.60%

Class Y	65.34%

California Municipal Bond Fund

Class F	96.32%

Class Y	99.67%

Massachusetts Municipal Bond Fund

Class F	97.39%

Class Y	97.92%

New Jersey Municipal Bond Fund

Class F	96.59%

Class Y	32.65%

New York Municipal Bond Fund

Class F	96.38%

Class Y	99.59%

Pennsylvania Municipal Bond Fund

Class F	93.90%

Class Y	47.60%

Tax-Advantaged Income Fund

Class F	95.38%

Class Y	90.69%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds the shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of August 31, 2020.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	129

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Tax-Exempt Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the SEI Tax Exempt Trust, comprised of Intermediate-Term Municipal Fund, Short Duration Municipal Fund, California Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and Tax-Advantaged Income Fund (collectively, “the Funds”), including the schedules of investments, as of August 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds Investment Companies since 2005.

Philadelphia, Pennsylvania

October 30, 2020

130	SEI Tax Exempt Trust / Annual Report / August 31, 2020

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of August 31, 2020.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee

INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 80 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	98	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

TRUSTEES

George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	98	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	131

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee

TRUSTEES (continued)

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 63 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	98	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	98	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006- 2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee.	98	Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Christine Reynolds One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2018. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

132	SEI Tax Exempt Trust / Annual Report / August 31, 2020

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee

OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

Peter A. Rodriguez One Freedom Valley Drive, Oaks, PA 19456 58 yrs. old	Controller and Chief Financial Officer	since 2020	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A

Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A

Russell Emery One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A

Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 - to present.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	133

DISCLOSURE OF FUND EXPENSES (Unaudited)

August 31, 2020

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (March 1, 2020 to August 31, 2020).

The following table illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Intermediate-Term Municipal Fund
Actual Fund Return

Class F	$1,000.00	$997.10	0.63%	$3.16

Class Y	1,000.00	998.30	0.38	1.91
Hypothetical 5% Return

Class F	$1,000.00	$1,021.97	0.63%	$3.20

Class Y	1,000.00	1,023.23	0.38	1.93
Short Duration Municipal Fund
Actual Fund Return

Class F	$1,000.00	$1,006.60	0.63%	$3.18

Class Y	1,000.00	1,007.90	0.38	1.92
Hypothetical 5% Return

Class F	$1,000.00	$1,021.97	0.63%	$3.20

Class Y	1,000.00	1,023.23	0.38	1.93
California Municipal Bond Fund
Actual Fund Return

Class F	$1,000.00	$1,004.40	0.60%	$3.02

Class Y	1,000.00	1,004.20	0.45	2.27
Hypothetical 5% Return

Class F	$1,000.00	$1,022.12	0.60%	$3.05

Class Y	1,000.00	1,022.87	0.45	2.29

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Massachusetts Municipal Bond Fund
Actual Fund Return

Class F	$1,000.00	$1,007.20	0.63%	$3.18

Class Y	1,000.00	1,008.00	0.48	2.42
Hypothetical 5% Return

Class F	$1,000.00	$1,021.97	0.63%	$3.20

Class Y	1,000.00	1,022.72	0.48	2.44
New Jersey Municipal Bond Fund
Actual Fund Return

Class F	$1,000.00	$1,004.70	0.60%	$3.02

Class Y	1,000.00	1,005.50	0.45	2.27
Hypothetical 5% Return

Class F	$1,000.00	$1,022.12	0.60%	$3.05

Class Y	1,000.00	1,022.87	0.45	2.29
New York Municipal Bond Fund
Actual Fund Return

Class F	$1,000.00	$997.30	0.60%	$3.01

Class Y	1,000.00	997.10	0.45	2.26
Hypothetical 5% Return

Class F	$1,000.00	$1,022.12	0.60%	$3.05

Class Y	1,000.00	1,022.87	0.45	2.29

134	SEI Tax Exempt Trust / Annual Report / August 31, 2020

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Pennsylvania Municipal Bond Fund
Actual Fund Return

Class F	$1,000.00	$1,011.00	0.63%	$3.18

Class Y	1,000.00	1,011.80	0.48	2.43
Hypothetical 5% Return

Class F	$1,000.00	$1,021.97	0.63%	$3.20

Class Y	1,000.00	1,022.72	0.48	2.44

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Tax-Advantaged Income Fund
Actual Fund Return

Class F	$1,000.00	$990.80	0.86%	$4.30

Class Y	1,000.00	992.00	0.61	3.05
Hypothetical 5% Return

Class F	$1,000.00	$1,020.81	0.86%	$4.37

Class Y	1,000.00	1,022.07	0.61	3.10

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

SEI Tax Exempt Trust / Annual Report / August 31, 2020	135

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 24, 2020, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

136	SEI Tax Exempt Trust / Annual Report / August 31, 2020

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited)

SEI Tax Exempt Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	137

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited) (Concluded)

At the March 23-25, 2020 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on March 23-25, 2020 and June 22-24, 2020. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board

138	SEI Tax Exempt Trust / Annual Report / August 31, 2020

also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Tax Exempt Trust / Annual Report / August 31, 2020	139

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an August 31, 2020 taxable year end this notice is for information purposes only. For shareholders with an August 31, 2020 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended August 31, 2020, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax Exempt Income Distributions(6)	Total Distributions	(D) Dividends Received Deduction(1)
Intermediate-Term Municipal Fund(6)(7)	8.31%	0.07%	91.62%	100.00%	0.00%
Short Duration Municipal Fund(6)(7)	0.00%	0.15%	99.85%	100.00%	0.00%
California Municipal Bond Fund(7)	19.69%	0.13%	80.18%	100.00%	0.00%
Massachusetts Municipal Bond Fund(6)	20.69%	0.30%	79.01%	100.00%	0.00%
New Jersey Municipal Bond Fund(7)	4.61%	2.41%	92.98%	100.00%	0.00%
New York Municipal Bond Fund(7)	14.83%	0.17%	85.00%	100.00%	0.00%
Pennsylvania Municipal Bond Fund(6)(7)	14.71%	0.26%	85.03%	100.00%	0.00%
Tax-Advantaged Income Fund(6)(7)	17.06%	33.52%	49.42%	100.00%	2.03%

Fund	(E) Qualifying Dividend Income(2)	(F) U.S. Government Interest (Tax Basis)(3)	(G) Interest Related Dividends(4)	(H) Short-Term Capital Gains Dividends(5)
Intermediate-Term Municipal Fund(6)(7)	0.00%	0.00%	0.00%	0.00%
Short Duration Municipal Fund(6)(7)	0.00%	0.00%	0.00%	0.00%
California Municipal Bond Fund(7)	0.00%	0.00%	0.00%	0.00%
Massachusetts Municipal Bond Fund(6)	0.00%	0.00%	0.00%	0.00%
New Jersey Municipal Bond Fund(7)	0.00%	0.00%	0.00%	100.00%
New York Municipal Bond Fund(7)	0.00%	0.00%	0.00%	0.00%
Pennsylvania Municipal Bond Fund(6)(7)	0.00%	0.00%	0.00%	0.00%
Tax-Advantaged Income Fund(6)(7)	2.25%	2.42%	24.12%	100.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)

“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Funds to designate the max amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution for calendar year ended 2020. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” is reflected as a percentage of short-term capital gain distribution for calendar year ended 2020 that is exempted from U.S. withholding tax when paid to foreign investors.

(6)

“Exempt-Interest Dividends” represent the amount of interest that was derived from state exempt obligations and distributed during the fiscal year. This amount is reflected as a percentage of total distributions. Generally, interest from state obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, New Jersey and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income tax.

(7)

For California income tax purposes, for the fiscal year ended August 31, 2020, the Intermediate-Term Municipal, the Short Duration Municipal, the California Municipal, the Massachusetts Municipal, the New Jersey Municipal, the New York Municipal, the Pennsylvania Municipal and the Tax Advantaged Income Funds designated 7.69%, 2.32%, 100.00%, 0.00%, 0.00%, 0.00%, 0.00% and 9.43% respectively, of their distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.

Items (D) and (E) are based on the percentage of “Ordinary Income Distributions”.

Item (F) is based on the percentage of gross income of each Fund.

Item (G) is based on the percentage of net investment income distributions.

Item (H) is based on the percentage of short-term capital gain distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

140	SEI Tax Exempt Trust / Annual Report / August 31, 2020

SEI Tax Exempt Trust / Annual Report / August 31, 2020

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President and Secretary

Aaron Buser

Vice President and Assistant Secretary

David F. McCann

Vice President and Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

and Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-024 (8/20)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2020			Fiscal Year 2019
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$168,035	$0	$0	$166,370	$0	$0
(b)	Audit- Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$534,502	$0	$0	$243,100	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1)    The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Service Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed pursuant to waiver of pre-approval requirement were as follows:

	2020	2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)          Not applicable.

(g)(1)    The aggregate non-audit fees and services billed by KPMG for fiscal years 2020 and 2019 were $534,502 and $243,100, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and attestation report in accordance with Rule 17 Ad-13.

(h)         During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments

(a)         The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Intermediate-Term Municipal Fund, Short Duration Municipal Fund, California Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and Tax-Advantage Income Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Intermediate-Term Municipal Fund, Short Duration Municipal Fund, California Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and Tax-Advantage Income Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Tax Exempt Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO
Date: November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO
Date: November 6, 2020

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO
Date: November 6, 2020